As filed with the Securities and Exchange Commission on January 22, 2001

                                        Investment Company Act File No. 811-____


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form N-2


                        (Check appropriate box or boxes)

[ ]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]                  Pre-Effective Amendment No. __________
[ ]                  Post-Effective Amendment No. _________
                                     And/or
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]                        Amendment No. ____________


                  VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.
               (Exact name of Registrant as specified in Charter)


                        345 California Street, Suite 2450
                         San Francisco, California 94104
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (415) 835-5000


                             Garrett R. Van Wagoner
                           Van Wagoner Management LLC
                        345 California Street, Suite 2450
                         San Francisco, California 94104
                     (Name and address of agent for service)



                                    Copy to:
David A. Hearth, Esq.                   Wendell M. Faria, Esq.
Paul, Hastings, Janofsky & Walker LLP   Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor       1299 Pennsylvania Avenue, NW, 10th Floor
San Francisco, CA  94104-2635           Washington, DC  20004-2400


This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, partnership interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any partnership interests in Registrant.

                                                        FORM N-2

                                      VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.

                                                  CROSS REFERENCE SHEET

                                           Pursuant to General Instruction G.3

      PART A
     ITEM NO.                              CAPTION                          CONFIDENTIAL MEMORANDUM CAPTION
        1.           Outside Front Cover                                   Not Applicable

        2.           Cover Pages; Other Offering Information               Not Applicable

        3.           Fee Table and Synopsis                                Not Applicable

        4.           Financial Highlights                                  Not Applicable

        5.           Plan of Distribution                                  Not Applicable

        6.           Selling Shareholders                                  Not Applicable

        7.           Use of Proceeds                                       Not Applicable

        8.           General Description of the Registrant                 Summary of the Offering; The Fund; Who May
                                                                           Invest; Investment Objectives and Strategies;
                                                                           Certain Risk Factors

        9.           Management                                            Summary of the Offering; The Fund; Management
                                                                           Fees and Expenses; Summary of Limited
                                                                           Partnership Agreement

        10.          Capital Stock, Long-Term Debt, and Other Securities   Summary of the Offering; Certain Risk
                                                                           Factors; Redemptions, Repurchases of
                                                                           Interests and Transfers; Income Tax
                                                                           Considerations; Summary of the Limited
                                                                           Partnership Agreement

        11.          Defaults and Arrears on Senior Securities             Not Applicable

        12.          Legal Proceedings                                     Not Applicable

        13.          Table of Contents of the Statement of Additional      Not Applicable
                     Information

                                                          S-1




      PART B
     ITEM NO.                              CAPTION                          CONFIDENTIAL MEMORANDUM CAPTION

        14.          Cover Page                                            Not Applicable

        15.          Table of Contents                                     Not Applicable

        16.          General Information and History                       Not Applicable

        17.          Investment Objective and Policies                     Summary of the Offering; Investment
                                                                           Objectives and Strategies; Certain Risk
                                                                           Factors

        18.          Management                                            Summary of the Offering; The Fund; Management
                                                                           Fees and Expenses; Summary of the Limited
                                                                           Partnership Agreement

        19.          Control Persons and Principal Holders of Securities   Summary of the Offering; The Fund

        20.          Investment Advisory and Other Services                Summary of the Offering; The Fund; Management
                                                                           Fees and Expenses; Summary of the Limited
                                                                           Partnership Agreement

        21.          Brokerage Allocation and Other Practices              Conflicts of Interest; Brokerage Practices

        22.          Tax Status                                            Summary of the Offering; Income Tax
                                                                           Considerations

        23.          Financial Statements                                  Because Registrant has no assets, financial
                                                                           statements are omitted.

                                           -------------------------------------
               For the Exclusive Use of:
                                           -------------------------------------

                                       Memorandum Number:
                                                          ----------------------

                                             Provided on:
                                                          ----------------------


                    Confidential Private Placement Memorandum


                                   VAN WAGONER
                        PRIVATE OPPORTUNITIES FUND, L.P.

               A Private Offering of Limited Partnership Interests
                      with a Minimum Investment of $250,000



--------------------------------------------------------------------------------

                           Van Wagoner Management LLC
                                 General Partner

                      Van Wagoner Capital Management, Inc.
                                     Adviser

--------------------------------------------------------------------------------



                               Date of Memorandum:
                                January 25, 2001

                       An Investment in the Fund Involves
                                 A Risk of Loss

                           Please Review Risk Factors




                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 2

                    NOTICE TO ALL POTENTIAL LIMITED PARTNERS

         This Confidential Private Placement Memorandum (this "Memorandum") is provided to potential investors ("you") solely for the purpose of your evaluation of an investment in the Van Wagoner Private Opportunities Fund, L.P., a Delaware limited partnership (the "Fund"). You may not reproduce or distribute this Memorandum to anyone else (other than the professional advisers that you have identified in your Subscription Booklet). By accepting this Memorandum, you agree to return it and all related documents to Van Wagoner Management LLC (the "General Partner") if you do not invest in the Fund.

         The information in this Memorandum is given as of the date on the cover page, unless another time is specified, and you should not infer from either the subsequent delivery of this Memorandum or the acceptance of your investment that there have not been any changes in the facts described since that date.

         You and your authorized representatives may ask questions of the General Partner about the terms and conditions of this offering, and may obtain additional information, to the extent the General Partner possesses such additional information or can obtain it without unreasonable effort or expense.

         No person has been authorized in connection with this offering to give any information or make any representations other than those contained in this Memorandum.

This is an offering of unregistered securities: The interests offered by this Memorandum have not been registered or qualified for sale under the Securities Act of 1933, as amended (the "Securities Act"), or any state's securities laws. Such interests are offered pursuant to exemptions from such registration or qualification. This Memorandum has not been filed with or reviewed by the Securities and Exchange Commission and neither that commission nor any state securities administrator has passed upon or endorsed the merits of an investment in the fund or the accuracy or the adequacy of the information contained in this Memorandum. Any representation to the contrary is a criminal offense. This Memorandum does not constitute an offer to sell or a solicitation of an offer to buy interests in the fund in any state or jurisdiction in which such an offer or solicitation is unlawful.

Transfers and withdrawals are subject to significant restrictions: The interests offered by this Memorandum may not be transferred except with the consent of the general partner and except as permitted under the Securities Act and applicable state laws. Such consent and such compliance may be unlikely. Further, withdrawals of investments in the Fund are subject to significant restrictions. As a result, you must be in a position to bear the economic risk of an investment in the Fund for a significant period.

You should consult with your own advisers before investing: You should not view the contents of this Memorandum as legal, tax or investment advice. You should consult your own counsel, accountant or financial adviser as to legal, tax and related matters concerning an investment in the Fund.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page i

                                TABLE OF CONTENTS

SUMMARY OF THE OFFERING.......................................................1

SECTION I. INSTRUCTIONS.......................................................9

SECTION II. PRIOR PERFORMANCE OF THE ADVISER AND MANAGEMENT OF THE FUND......10

SECTION III. MANAGEMENT FEE AND EXPENSES.....................................22

SECTION IV. WHO MAY INVEST...................................................24

SECTION V. INVESTMENT OBJECTIVE AND STRATEGIES...............................27

SECTION VI. CERTAIN RISK FACTORS.............................................33

SECTION VII. CONFLICTS OF INTEREST...........................................44

SECTION VIII. BROKERAGE PRACTICES............................................47

SECTION IX. REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS..............50

SECTION X. ERISA CONSIDERATIONS FOR QUALIFIED PLANS..........................54

SECTION XI. INCOME TAX CONSIDERATIONS........................................55

SECTION XII. SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT....................68

ADDITIONAL INFORMATION.......................................................72

APPENDIX A        AGREEMENT OF LIMITED PARTNERSHIP

APPENDIX B        SUBSCRIPTION BOOKLET

APPENDIX C        FORM ADV (PART II) FOR VAN WAGONER CAPITAL MANAGEMENT, INC.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page ii

                             SUMMARY OF THE OFFERING

         The following is only a summary of the information that appears in this Confidential Private Placement Memorandum (the "Memorandum") and the attached Agreement of Limited Partnership (the "Limited Partnership Agreement") of Van Wagoner Private Opportunities Fund, L.P., a Delaware limited partnership (the "Fund"). Prospective investors should consult their own advisers as to the consequences of an investment in the Fund.




       The Fund Van Wagoner Private Opportunities Fund, L.P., is a Delaware limited partnership that is registered under the Investment
                  Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified, management investment company. The Fund's principal place of business is 345 California Street, Suite 2450, San Francisco, California 94104 and its telephone number is 415.835.5000.

    The General Van Wagoner Management LLC, a Delaware limited liability Partner and the company (the "General Partner"), will serve as the general
        Adviser   partner  to the Fund.  The  General  Partner,  to the  fullest extent permitted by applicable law, will irrevocably delegate to a group of individuals (the "Directors") its rights and powers to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, operations and conduct of the Fund's business.

                  Van Wagoner Capital Management, Inc. (the "Adviser") will serve as the Fund's investment adviser. The Adviser will have discretionary investment authority over the assets of the Fund and will manage the Fund's securities portfolio on a daily basis.

                  Mr. Garrett R. Van Wagoner, the founder and sole shareholder of the Adviser, is also the Managing Member of the General Partner. Other members of the General Partner include the Adviser and one or more senior executives of the Adviser.

     Investment   The Fund's investment  objective is long-term superior capital
      Objective   appreciation   of  its   invested   funds   achieved   through
                  investments in a combination of public and private equity securities of technology companies.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 1

     Investment   The Fund will seek to  achieve  its  investment  objective  by
       Strategy   aggressively  investing  without  leverage in a broad array of publicly traded and privately placed  securities of technology companies within the United States.  Over time,  approximately
                  40% of the Fund's  investments  are expected to be in publicly
                  traded   equity   securities.   The  Fund's   private   equity
                  investments are expected to emphasize private expansion-stage technology companies that satisfy the Fund's "crossover" strategy. The Fund will strive to invest in such a company as part of a private venture transaction, to follow that company through its "crossover" into the public market, and, if appropriate, to invest further funds later in its public shares.

                  The Fund typically expects to invest in a limited number of companies, particularly in the initial period following its commencement of operations.

     Investment The Limited Partnership Agreement imposes no limits on the Restrictions types of securities or other instruments in which the Fund may take positions, the type of positions it may take, its ability to borrow, or the concentration of its investments, subject to
                  the  restrictions   imposed  by  the  Investment  Company  Act
                  described in more detail later in this Memorandum.

          Risks The Fund's portfolio may be subject to wide swings in value. The Adviser will follow an investment strategy that, if unsuccessful, could involve substantial losses for investors. Although the Adviser has the flexibility to react to changing market conditions, changes in market conditions or a company's situation could involve substantial losses. An investment in the Fund will not be liquid and would be suitable only for persons who have no need for a return of any part of their investment for several years. Neither the Adviser nor the General Partner makes any guarantee, either oral or written, that the Fund's investment objective will be achieved.

 Who May Invest   The  Fund  is  offering  limited  partnership  interests  (the
                  "Interests") to investors who qualify as:

                  o      "Accredited  Investors,"  as that  term is  defined  in
                         Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), which generally requires individual investors to have a net worth of at least $1 million, although other tests may apply to other types of investors, and

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 2

                  o "Qualified Clients" under Rule 205-3 of the Investment Advisers Act of 1940 (the "Advisers Act"), which generally requires a net worth of more than $1.5 million.

   The Offering   The  Fund  has a  target  offering  size  of  $150,000,000  of
                  Interests,  but the Fund may increase the size of the offering in its  discretion.  There is no minimum  size for the Fund to
                  commence  operations.   The  Fund  will  commence  an  initial
                  offering of its  Interests on or about  January 25, 2001.  The
                  Fund  may  conduct  subsequent   offerings  until  the  target
                  offering  amount  has  been  reached.   Each  Investor's  paid
                  subscription will be held in an escrow account until March 31, 2001. After that date all subscription amounts held in escrow will become available for investment by the Fund. Any interest earned on amounts held in escrow will be paid separately to Investors.

        Minimum   Each  investor  (each,  a  "Limited  Partner")  must  invest a
     Investment   minimum  amount  of  $250,000.   For  certain   employees  and
                  directors of the General Partner, the Adviser and their affiliates, as well as members of their immediate families, the minimum investment amount is $25,000.

 Management Fee   For  providing  services  under  the  terms of its  Investment
                  Advisory Agreement with the Fund, the Adviser will receive a fee equal on an annual basis to 2% of the capital account
                  ("Capital  Account") of each Limited Partner (the  "Management
                  Fee"),  which  will  be  paid  directly  to the  Adviser.  The
                  Management Fee will be paid quarterly in advance on the first day of the calendar quarter. For the initial period of investment, i.e., the period beginning on the date of the initial closing and ending on the last day of that calendar quarter, the Management Fee will be prorated for the days in that quarter.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 3

         Profit The General Partner will receive an annual aggregate profit Allocation allocation or carried interest ("Profit Allocation") equal to twenty-five  percent (25%) of the net profit allocated to each
                  Limited Partner's Capital Account  (including net realized and unrealized  gains and net investment  income) for that period.
                  The Fund will  maintain a  contingent  loss  account  for each
                  Limited Partner (a "Contingent  Loss  Account").  Each Limited
                  Partner's Contingent Loss Account will be debited with any net loss (taking into account the Limited  Partner's  share of the
                  Management  Fee) allocated to such Limited  Partner's  Capital
                  Account.  The General Partner will not be allocated any Profit
                  Allocation with respect to a Limited Partner's Capital Account until such Limited  Partner has recovered all amounts  debited
                  to  its   Contingent   Loss   Account  (as  adjusted  for  any
                  repurchases   or  transfers  of  Interests  and  additions  of
                  capital).

  Fund Expenses   The  Fund  will  bear  all  the  direct   costs  (if  any)  of
                  administering its business, including, without limitation, brokerage commissions, custodial fees, auditing, accounting and tax preparation fees, expenses, interest on borrowings, governmental fees and taxes, ongoing legal expenses and bookkeeping. The Fund also will pay its own organizational expenses.

                  PFPC Inc. (the "Administrator") performs certain administration, accounting, and investor services for the Fund. For providing these services, the Fund will pay the Administrator an annual fee of 0.15% to 0.20% of the average net assets of the Fund subject to a minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses. The Northern Trust Company (the "Custodian") serves as the custodian for the Fund's assets and is compensated for those services.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 4

       Transfer Interests of a Limited Partner in the Fund may be transferred Restrictions only (i) by operation of law pursuant to the death, bankruptcy,  insolvency,  dissolution,  incapacity  or  mental incompetence  of a  Limited  Partner,  or (ii)  under  certain limited  circumstances with the written consent of the General
                  Partner,   which  consent  may  be  withheld  in  the  General
                  Partner's discretion (subject to review by the Directors) and is expected to be granted, if at all, only under extenuating circumstances. The General Partner generally will not consent to a transfer unless the transfer is a private transfer and does not constitute a change in beneficial ownership of Interests in the Fund. A person acquiring an Interest from a Limited Partner under these circumstances will not become a substituted Limited Partner unless the General Partner, in the exercise of its discretion, consents to such person's becoming a Limited Partner of the Fund.

                  The General Partner may not transfer its Interests unless the transfer has been approved by the Board, consistent with the General Partner's rights and obligations under the Limited Partnership Agreement, and satisfies other provisions applicable law.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 5

Withdrawals and   A Limited  Partner will not have the right to require the Fund
 Repurchases of   to redeem its Interest in the Fund. The Fund from time to time
      Interests   may offer to repurchase up to 10% annually of its  outstanding
                  Interests  pursuant to written  tenders made by the  Partners.
                  These repurchases will be made at such times and on such terms as may be determined by the Board of Directors (the "Board") in its discretion. The General Partner (as well as the Adviser) expects that it will recommend to the Board that the Fund offer to repurchase Interests from Partners beginning in January 2003 and, thereafter, at quarterly intervals (at the end of March, June, September and December). The Board will also consider the following factors, among others, in deciding whether to make a repurchase offer: (i) whether any Partners have requested to tender Interests or portions thereof to the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund;
                  (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing
                  Interests or portions thereof; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.
                  If a repurchase offer is oversubscribed by Limited Partners, the Fund will repurchase only a pro rata portion of the Interests tendered by each Partner. In addition, the Fund may repurchase all or part of an Interest if, among other reasons, the Board determines that it would be in the best interests of the Fund to do so.

                  The Limited Partnership Agreement provides that the Fund will be dissolved if a Limited Partner's written request to tender its entire Interest for repurchase by the Fund has not been honored within a period of two years of such request.

                  If the Board permits any repurchase in excess of the 10% annual limitation, the Fund may assess an administrative fee of 1% of the incremental amount repurchased in order to reimburse the Fund for costs and expenses associated with a Limited Partner's tender of Interests for repurchase.

                  In addition to requiring the Board to repurchase its Interests in certain limited circumstances, the General Partner may participate in repurchases pursuant to written tenders made by Partners if, by doing so, the Fund's classification as a partnership for U.S. federal income tax purposes will not be jeopardized.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 6

Allocations and   Net  profit  or  net  loss  (which  includes  net  changes  in
  Distributions   unrealized  appreciation  or  depreciation  of investments and realized investment gains or losses and income and expenses) is allocated at the end of each calendar year (or at other times when a valuation is performed in accordance with the terms of the Limited Partnership Agreement) among the Capital
                  Accounts maintained for Partners in proportion to the relative values of such Capital Accounts.

                  The Fund generally does not make distributions (except for withdrawals); it reinvests substantially all income and gain.

      ERISA and Investors subject to the Employee Retirement Income Security Other Tax- Act of 1974, as amended ("ERISA") and other employee benefit
Exempt Entities   plans, such as governmental  plans, may purchase  Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA or the Internal Revenue
                  Code of 1986, as amended (the "Code").

           Term   The Fund shall  continue  until the Fund is  terminated at the
                  election   of  the  Board  or  as   provided  in  the  Limited
                  Partnership Agreement.

     Tax Status   The General Partner believes that the Fund will not be subject to federal income tax and will be treated for such purposes as a  partnership.  Counsel to the Fund has  rendered  an opinion that the Fund will be treated  as a  partnership  rather  than taxable as a corporation  for federal  income tax purposes and that the Fund  should  not be treated  as a  "publicly  traded
                  partnership"  taxable  as  a  corporation.   Each  prospective
                  Limited Partner should consult his or her own tax adviser with
                  respect   to  the   federal,   state  and  local   income  tax
                  consequences of an investment in the Fund.

        Reports Each Limited Partner will receive annual and semiannual financial statements and quarterly summaries of the Fund's performance together with copies of his or her Schedule K-1 to the Fund's income tax return.


--------------------------------------------------------------------------------
                     WARNING: THIS INVESTMENT INVOLVES RISK

               All securities investments present a risk of loss of capital. Van Wagoner Capital Management, Inc., as the investment adviser to the Fund (the "Adviser"), will follow an investment policy, which, if unsuccessful, could involve substantial losses. The Adviser hopes to moderate this risk through a careful selection of investments. However, no guarantee or representation is made that the Fund's investment program will be successful.
--------------------------------------------------------------------------------

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 7

--------------------------------------------------------------------------------
                         POTENTIAL INCOME TAX LIABILITY

               This is not a tax shelter. Investors who are subject to income tax should be aware that an investment in the Fund may create taxable income or tax liabilities in excess of cash distributions available to pay those liabilities. Accordingly, an investment may not be suitable for prospective investors who will be subject to and do not desire such consequences.


                            THIS IS NOT A MUTUAL FUND

               Although the Fund will be registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Interests will not be registered under the Securities Act. An investment in the Fund involves substantial restrictions on liquidity, and the limited partnership interests are not freely transferable.
--------------------------------------------------------------------------------

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 8

--------------------------------------------------------------------------------
                                   Section I.

                                  Instructions
--------------------------------------------------------------------------------


         STEP ONE:         READ THIS ENTIRE MEMORANDUM
                           BEFORE INVESTING

         A potential investor ("you") should carefully read this entire Confidential Private Placement Memorandum (this "Memorandum"), which contains a complete copy of the Agreement of Limited Partnership (the "Limited Partnership Agreement") of Van Wagoner Private Opportunities Fund, L.P., a Delaware limited partnership (the "Fund") as Appendix A attached hereto. However, the contents of this Memorandum should not be considered to be legal or tax advice, and you should consult with your own counsel and advisers as to all matters concerning an investment in the Fund.


         STEP TWO:         COMPLETE THE INVESTOR QUESTIONNAIRE

         The Confidential Investor Questionnaire (the "Questionnaire") is attached to the Subscription Booklet, a copy of which is attached hereto as Appendix B. Because the General Partner and the Adviser will rely on the information provided in the Questionnaire, it is essential that you provide accurate, candid and complete information on the Questionnaire. The General Partner and the Adviser assume no obligation to independently verify any information provided in your Questionnaire.

         STEP THREE:       READ AND SIGN THE SUBSCRIPTION
                           AGREEMENT AND RELATED DOCUMENTS


                  You will be required to make a number of important representations and warranties in the Subscription Agreement attached to the Subscription Booklet upon which the General Partner and the Adviser will rely. Sign it only after reading it carefully.


         STEP FOUR:        RETURN THE SUBSCRIPTION BOOKLET


                  Once you have completed these instructions, return the entire Subscription Booklet and any additional agreements and documents required by the Subscription Booklet to the General Partner. If you have any questions regarding completion of subscription documents, you should contact William X. Minor or Audrey Lam Buchner by telephone at (415) 835-5000 or via e-mail at wxminor@vwcm.com or audrey@vwcm.com.





             If you invest, retain this Memorandum for your records.


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 2

--------------------------------------------------------------------------------
                                  Section II.
           Prior Performance of the Adviser and Management of the Fund
--------------------------------------------------------------------------------


                  Van Wagoner Private Opportunities Fund, L.P. is a Delaware limited partnership formed on November 11, 2000, and is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund's principal place of business is located at 345 California Street, Suite 2450, San Francisco, California 94104 and its telephone number is
(415) 835-5000.

A.       PRIOR PERFORMANCE OF THE ADVISER


                       [Confidential information omitted.]


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 10

                       [Confidential information omitted.]


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 11

                  [Confidential information omitted.]


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 12

                  [Confidential information omitted.]


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 13

                       [Confidential information omitted.]


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 14

                       [Confidential information omitted.]


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 15

                       [Confidential information omitted.]










B.       GENERAL

                  1.       THE GENERAL PARTNER


                  Van Wagoner Management LLC (the "General Partner"), a Delaware limited liability company, serves as general partner of the Fund.


                  The General Partner provides the Fund with office space, utilities, office equipment, and certain clerical and administrative services. The General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Directors its rights and powers to manage and control the business and affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the Fund's business. The managing member of the General Partner is Van Wagoner Capital Management, Inc. (the "Adviser"), which serves as the Fund's investment adviser. The General Partner, which is registered with the SEC under the Advisers Act, and its affiliates, including the Adviser, provide investment advisory services to registered investment companies, private investment funds and individual accounts and have more than $4.0 billion of assets under management.


                  The  offices  of  the  General  Partner  are  located  at  345
California Street, Suite 2450, San Francisco, California 94104, and its telephone number is (415) 835-5000. As of the date of this Memorandum, the General Partner owned 99% of the outstanding Interests of the Fund, and was the only person known by the Fund to own of record or beneficially 5% or more of the outstanding Interests of the Fund. The General Partner maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 345 California


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 16

Street, Suite 2450, San Francisco, California 94104 or other locations as may be designated by the Fund.

                  2.       THE DIRECTORS


                  The business affairs of the Fund are managed under the general supervision of the Directors. The General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Directors its rights and powers to manage and control the business and affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operations of the Fund's business. The Directors exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. The General Partner retains those rights, powers and duties that may not be delegated under Delaware law. The General Partner will remain as the general partner of the Fund and will continue to be liable as such, as provided by law.


                  The Directors are not general partners or limited partners of the Fund and, accordingly, have no liability as partners. The Directors are not required to contribute capital to the Fund or hold Interests in the Fund. One of the two Directors is not an "interested person" (as defined in the Investment Company Act) of the Fund (the "Independent Director") and performs the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.


                  The identity of the Directors and brief biographical information regarding each Director are set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.





Name and Address              Principal Occupation(s) During Past 5 Years
----------------              -------------------------------------------

Garrett Van Wagoner*          Mr.  Van  Wagoner  is  the  President,  Treasurer,
c/o Van Wagoner Funds         Secretary,  Director and sole  shareholder  of the
345 California  Street        Adviser,  and has served in those capacities since
Suite  2450                   the  organization  of the Adviser in October 1995.
San Francisco,  CA 94104      He was the portfolio manager of the Govett Smaller
                              Companies Fund, a portfolio of the Govett Funds, Inc., from March 1993 until December 1995. Mr. Van
                              Wagoner is also a director of Van Wagoner Funds, Inc.



                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 17

Larry P. Arnold               Mr. Arnold has been a private investor since 1993.
c/o Van Wagoner Funds         He is also a director of Van Wagoner Funds, Inc.
345 California Street
Suite 2450
San Francisco, CA  94104




                  Each Director was appointed on January 11, 2001 by the General Partner and, William X. Minor, as the initial limited partner. The General Partner and William X. Minor were the sole holders of Interests of the Fund on that date.


                  A Director's position will terminate if the Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Partners holding not less than two-thirds of the total number of votes eligible to be cast by all partners. In the event of any vacancy, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after that appointment at least two-thirds of the Directors then serving would have been elected by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of a director and must do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the General Partner may manage and control the Fund, but must convene a meeting of Partners within 60 days for the purpose of either electing new Directors or dissolving the Fund.


                  The Independent Director may be paid a fee per meeting by the Fund. Mr. Van Wagoner receives no fees from the Fund for his services as a Director. The Independent Director is reimbursed by the Fund for his reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund. One or more additional Directors may be added in the future provided at least 40% of the Fund's Directors are Independent Directors.

                  3.       THE ADVISER


                  The Adviser, which is registered with the SEC under the Advisers Act, has full discretionary authority to provide investment advisory services to the Fund on a daily basis, under the terms of its Investment Advisory Agreement with the Fund. Mr. Garrett R. Van Wagoner, the Adviser's President, serves as the Fund's portfolio manager. A management team, that includes Mr. Van Wagoner, Ms. Audrey Lam Buchner, and other seasoned investment professionals focused on emerging growth companies, assists Mr. Van Wagoner in providing advisory services to the Fund. The Adviser believes that access to accurate and timely information makes for wise investment decisions. Developing industry contacts and sharing ideas are essential to the success of the Adviser. The management team includes analysts experienced in gathering, analyzing, and utilizing information.


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 18

                  The management team is unique in several ways. Unlike many analysts whose work is separated by equity sector or industry, the analysts on the management team are divided by market capitalization and by private or public company focus. These analysts, therefore, are responsible for an entire portfolio and track a wide universe of stocks. The research is proprietary, and the Adviser does not rely on outside research firms. The analysts gather information by speaking directly to and visiting with management teams, competitors, suppliers, and customers; attending industry conferences; and reading trade publications. The Adviser's close proximity to Silicon Valley and a wealth of start-up emerging growth companies also generally aids in the research and deal generation processes. Information and idea generation are shared on a continual and daily basis, as the entire investment team sits near each other.


                  Mr. Garrett R. Van Wagoner, CFA, is a graduate of Bucknell University and has 22 years of experience in equity portfolio management. He is the founder and sole shareholder of the Adviser and is also the Managing Member of the General Partner. He is also a Portfolio Manager and President of the Van Wagoner Funds, a registered investment company. Mr. Van Wagoner manages all five portfolios of the Van Wagoner Funds: Emerging Growth, Mid-Cap, Post Venture and Technology. Prior to founding the Adviser, Mr. Van Wagoner managed the Govett Smaller Companies Fund for three years. During Mr. Van Wagoner's management, the Govett Smaller Companies Fund earned a five-star Morningstar, Inc. rating. Mr. Van Wagoner also worked with Bessemer Trust, N.A.


                  Ms. Audrey Lam Buchner is a graduate of Yale University and a candidate for the CFA designation. Ms. Buchner has five years of experience investing in information technology and helped start the private investing strategy for the Adviser. She worked in the International Equities Group at the Janus Funds as a research analyst, covering various sectors, including the technology sector. Ms. Buchner also has corporate finance experience, having worked at Robertson, Stephens & Company as an Associate and a Financial Analyst in the Software Investment Banking Division.


                  Mr. Raiford Garrabrant, CFA, is Assistant Portfolio Manager for the Van Wagoner Funds. He assists Mr. Van Wagoner in managing the portfolios on a daily basis. Prior to joining Van Wagoner Capital Management, Inc., he was the Assistant Portfolio Manager for the Govett Smaller Companies Fund and assisted Garrett Van Wagoner in managing this fund in 1994 and 1995. Mr. Garrabrant also worked with First Citizen's Bank and Trust as a Financial Analyst and has over ten years of research and portfolio management experience. He is a graduate of the University of North Carolina, Chapel Hill.


                  Mr. Will Putnam is a Research Analyst for the Adviser responsible for covering public companies with market capitalizations of $500 million and below. Prior to joining the Adviser Mr. Putnam was the Manager of Institutional Equities and Account Executive at Instinet Corporation. He received his MBA at New York University's Leonard N. Stern School of Business and graduated from Williams College.


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 19

C.       ADDITIONAL LEGAL INFORMATION ABOUT MANAGEMENT AND FUND STRUCTURE

                  1.       THE GENERAL PARTNER AND THE ADVISER


                  The authority of the Adviser to be responsible for the day-to-day investment management responsibilities of the Fund, as well as the Profit Allocation arrangement between the Fund and the General Partner, was initially approved by the Directors, including each Independent Director, and by the vote of Partners holding Interests in the Fund on January 11, 2001. The authority of the Adviser will terminate under the following circumstances:

                  (1) if revoked by (A) vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund or (B) the Directors, in either case with 60 days' prior written notice to the Adviser;

                  (2) at the election of the Adviser, with 60 days' prior written notice to the Directors;

                  (3) if, after January 1, 2002, any period of 12 consecutive months shall elapse without the approval of the continuation of the Adviser's authority by (A) the vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund or (B) the Directors and, in either case, approved by a majority of the Independent Directors;

                  (4) upon the occurrence of any event constituting an "assignment" within the meaning of the Investment Company Act; or

                  (5) if the General Partner is no longer a general partner of the Fund.


                  The General Partner may withdraw, or be removed by the Fund, as a general partner. If the General Partner gives notice to the Fund of its intention to withdraw, it will be required to remain as a general partner for one year, or until such earlier date as a successor general partner is approved by the Fund, if, in the opinion of counsel to the Fund, earlier withdrawal is likely to cause the Fund to lose its partnership tax classification or as otherwise required by the Investment Company Act. At the request of the Fund, the General Partner will remain as a general partner of the Fund for a period of six months if the Fund has terminated the authority of the General Partner, unless a successor general partner is earlier approved by the Fund.

                  2.       VOTING


                  Each Partner will have the right to cast a number of votes based on the value of that Partner's Capital Account at any meeting of Partners called by the Directors or Partners holding at least a majority of the total number of votes eligible to be cast by all Partners. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including election of Directors, approval of the authority of the Adviser and approval of the Fund's auditors. Except for the exercise of their


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 20 voting privileges, Limited Partners will not be entitled to participate in the management or control of the Fund's business and may not act for the Fund.


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 21

--------------------------------------------------------------------------------
                                  Section III.
                           Management Fee and Expenses
--------------------------------------------------------------------------------


                  The following summarizes the amounts and types of fees, reimbursements, and share of Fund income, losses and distributions, and other benefits the General Partner (as well as the Adviser, as a member of the member of the General Partner) will receive in connection with the operation of the Fund.

A.       MANAGEMENT FEE

                  For providing services to the Fund, the Adviser will receive a fee equal on an annual basis to 2% of the capital account (the "Capital Account") of each Limited Partner (the "Management Fee"). The Management Fee will be paid quarterly in advance on the first day of the calendar quarter. For the initial period of investment, i.e., the period beginning on the date of the Limited Partner's investment and ending on the last day of that calendar quarter, the Management Fee will be prorated for the days remaining in that calendar quarter. The Management Fee will be paid out of the assets of the Fund, but will be assessed against the Capital Accounts of the Limited Partners in proportion to the size of their Capital Accounts. See "Conflicts of Interest - Other Potential Conflicts - Payment to the General Partner and its Affiliates" at Section VII.

B.       PROFIT ALLOCATION

                  The General Partner will receive an annual aggregate profit allocation or carried interest ("Profit Allocation") equal to twenty-five percent (25%) of the net profit allocated to each Limited Partner's Capital Account (including net realized and unrealized gains and net investment income) for that period. The Fund will maintain a contingent loss account for each Limited Partner (a "Contingent Loss Account"). Each Limited Partner's Contingent Loss Account will be debited with any net loss (taking into account the Limited Partner's share of the Management Fee) allocated to such Limited Partner's Capital Account. The General Partner will not be allocated any Profit Allocation with respect to a Limited Partner's Capital Account until such Limited Partner has recovered all amounts debited to its Contingent Loss Account (as adjusted for any withdrawals or additions of capital). The Contingent Loss Account effectively imposes a "high water market" on each Limited Partner's Capital Account so that the General Partner is not paid a Profit Allocation for recovering past losses suffered by a Limited Partner. The General Partner will not be allocated any Profit Allocation with respect to the Capital Account of a Special Limited Partner, which includes any Limited Partner that is an employee or director of the General Partner, the Adviser or their affiliates, or members of their immediate families.

C.       FUND EXPENSES

                  The Fund will bear all the direct costs (if any) of administering its business, including, without limitation, brokerage commissions, custodial fees, auditing, accounting and tax preparation fees and expenses, interest on borrowings, governmental fees and taxes, ongoing legal


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 22 expenses and bookkeeping. The Fund also will pay its own organizational expenses (which may not be amortized over time). The General Partner provides the Fund with office space, utilities, office equipment, and certain clerical and administrative services. To the extent those facilities and services comprise part of the General Partner's own operating, general administrative and overhead costs, it is not entitled to direct reimbursement from the Fund. The General Partner, however, may cause any Fund expenses as well as the costs of some or all of the facilities and services it provides to be paid for by securities brokerage firms that execute the Fund's securities trades in recognition of commissions or other compensation paid on securities transactions the Fund executes through them. This is known as paying those expenses with "soft dollars" and, in some cases, relieves the General Partner of expenses it would otherwise bear. The General Partner does not intend to accept any "soft dollar" benefits that do not fall within the safe harbor of Section 28(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See "Conflicts of Interest - Other Potential Conflicts - `Soft Dollars'" at Section VII.


                  PFPC Inc. (the "Administrator") has been appointed by the Directors to perform certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund will pay the Administrator an annual fee of 0.15 - 0.20% of the average net assets of the Fund, subject to a minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses.

D.       PLACEMENT AND REFERRAL FEES


                  Although not intended, the General Partner may pay referral fees to certain broker-dealers who introduce investors to the Fund that remain invested on a continuous basis for a particular period. Any such payments will be made from the separate accounts of the Adviser and not from assets of the Fund.


                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 23

--------------------------------------------------------------------------------
                                  Section IV.
                                 Who May Invest
--------------------------------------------------------------------------------

A.       INTRODUCTION


                  The purchase of Interests in the Fund is an investment in illiquid, unregistered securities and entails substantial market and other risks. There will not be any public market for the Interests, and the sale, transfer or withdrawal of Interests will be severely restricted. The Fund will follow an investment strategy that, if unsuccessful, could result in substantial losses. An investment in the Fund, therefore, may not be appropriate for certain investors.


                  The Interests are designed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation D thereunder, but the Fund is registered as a closed-end, non-diversified management investment company under the Investment Company Act. The Fund will reject subscriptions that could jeopardize its exemption from registration under the Securities Act or raise issues under the Investment Company and Advisers Acts. Prospective investors generally will be required to satisfy the admission standards described in Section B below and to represent that such investor:

                  o is investing in the Fund for its own account, for investment purposes only, and not with a view to distributing the Interests;

                  o is a sophisticated investor (or has a qualified purchaser representative) capable of evaluating the risks and merits of an investment in the Fund;

                  o has had access to sufficient information needed to make an investment decision about the Fund;

                  o can tolerate the illiquidity which is characteristic of Interests in general and this investment in particular; and

                  o satisfies the standards of an "Accredited Investor" as set forth in Regulation D under the Securities Act;

                  o satisfies the "qualified client" standards under Rule 205-3 of the Advisers Act.

B.       MINIMUM INVESTMENT


                  Each Limited Partner will be required to make a minimum initial investment of $250,000, except for a Special Limited Partner (which includes any Limited Partner that is an employee or director of the General Partner or their affiliates, as well as members of their immediate families). A Special Limited Partner is required to make an initial minimum investment of $25,000.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 24

C.       ADMISSION STANDARDS


                  The Interests may be sold only to investors who are both Accredited Investors and Qualified Clients.


                  To qualify as an Accredited Investor, an investor must satisfy the definition of Accredited Investor under Rule 501(a) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act. Currently, to be treated as an Accredited Investor, an investor must satisfy one of the following tests:

                  o Individuals. If the investor is an individual, the investor must represent that he or she has a net worth in excess of $1,000,000, or meets an alternative income test.

                  o Certain Qualified Plans. A "Qualified Plan" as defined in the Securities Act will be treated as an Accredited Investor if (i) for a self-directed plan, all the plan's participant's are Accredited Investors, (ii) the investment decision is made by a plan fiduciary that is either a bank, an insurance fund or a registered investment adviser or (iii) it has total assets in excess of $5,000,000.

                  o Other Tax-Exempt Entities. Any organization described in Rule 501(c) promulgated by the SEC under the
                           Securities Act with total assets in excess of $5,000,000 will be considered an Accredited Investor.

                  o Trusts. A revocable trust will generally be treated as an Accredited Investor if each grantor is an Accredited Investor and the grantors may amend or revoke the trust at any time. An irrevocable trust will generally be treated as an Accredited Investor if (i) it has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Interests and its investment in the Interests is directed by a person experienced in financial and business matters who is capable of evaluating the merits and risks of such investment or
                           (ii) the trustee of the trust is a bank, and it makes the decision to invest in the Interests on behalf of the trust.

                  o Other Purchasers. Other accreditation standards are described in the Questionnaire.


                  To qualify as a Qualified Client, an investor must satisfy the definition of Qualified Client under Rule 205-3 under the Advisers Act. Currently, to be treated as a Qualified Client, an investor must satisfy one of the following tests:

                  o        Individuals  and  Institutions.   The  investor  must
                           represent that he, she or it has at least $750,000 under the management of the Adviser or has a

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 25
                           net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000.

                  o Insiders. Executive Officers and so-called "Knowledgeable Employees" of the Fund or the General Partner and the Adviser (as defined by Rule 3c-5 under the Investment Company Act) may invest in the Fund as Special Limited Partners without qualifying as Qualified Clients.

D.       SUITABILITY


                  Satisfaction of the above Admission Standards does not necessarily mean that Interests are a suitable investment for a prospective investor. The General Partner reserves the right to reject the Subscription Agreement of any prospective investor for whom it appears, in the exclusive discretion of the General Partner, that the Interests may not be a suitable investment. You should not, however, rely on the General Partner to determine the suitability of an investment in the Fund for you.


                  Each investor must, either alone or with the assistance of a "purchaser representative," have sufficient knowledge and experience in financial and business matters generally and in securities investing in particular to allow him or her to evaluate the merits and risks of investing in the Fund. In addition, each investor should have sufficient funds, beyond those he or she intends to invest in the Fund, to meet personal needs and contingencies. Investors should expect that they will not have access to the funds invested in the Fund for extended periods and should be capable of absorbing a loss or reduction in the value of their investment.

E.       TAX EXEMPT LIMITED PARTNERS


                  The purchase of Interests may be suitable for Qualified Plans, subject to their circumstances and investment objectives, and subject to the provisions of their plan documents. A fiduciary considering investing a portion of the assets of a Qualified Plan in the Fund should consider, in consultation with tax and legal advisers, the particular facts and circumstances of such plan, and should also consider among other things (i) whether the relevant plan instruments permit investing in a limited partnership, (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (iii) whether under Section 404(a)(1)(B) of ERISA, the investment is prudent, considering the nature of the investment in the Fund, its compensation structure, and its relative illiquidity and (iv) whether the Fund or the General Partner or any of their affiliates is a fiduciary or a party in interest to the Qualified Plan.


================================================================================
             QUALIFIED PLANS ARE URGED TO CONSULT WITH THEIR LEGAL,
            FINANCIAL AND TAX ADVISERS BEFORE INVESTING IN THE FUND.
================================================================================

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 26

--------------------------------------------------------------------------------
                                   Section V.
                       Investment Objective and Strategies
--------------------------------------------------------------------------------

A.       INVESTMENT OBJECTIVE


                  The Fund's investment objective is long-term superior capital appreciation of its invested funds achieved through investments in a combination of public and private equity securities of technology companies. There can be no assurance that the investment objective of the Fund will be achieved in any particular period or over the life of the Fund. This objective is not "fundamental" under the Investment Company Act and the Adviser may change it without Limited Partner approval.

B.       INVESTMENT STRATEGY

                  1.       OVERVIEW


                  The Fund will seek to achieve its investment objective by aggressively investing without leverage in a broad array of publicly traded and privately placed securities of technology companies within the United States. At maturity, approximately 40% of the Fund's investments are expected to be in publicly traded equity securities. Initially, most of the investments will be made in private securities. The Fund's private equity investments are expected to emphasize private expansion-stage technology companies that satisfy the Fund's "crossover" strategy. The Adviser will seek to identify as investment candidates high-quality private technology companies with exceptional management teams that are pursuing significant market opportunities with differentiated products or services.

                  o Information Technology. The Fund's investments will emphasize information technology companies. Information technology - including computer software, systems and services, data networking, electronic multimedia and the Internet, telecommunications, wireless communications, and semiconductors - is an integral component of society. Businesses rely on information technology to achieve and sustain competitive advantage and growth. Individuals are increasingly requiring the use of information technology to improve and enhance their daily lives and productivity. The Internet is fueling a generation of new businesses as well as computing and networking platforms. In addition, the continued development of fixed and wireless technology and the proliferation of these systems should provide additional investment opportunities.

                  o "Crossover" Investment Strategy. The Adviser believes that by working closely with a company while it is still private, the Fund can "crossover" with that company into the public market, leading the Fund to buy additional shares on the secondary market with a greater level of

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 27
                           confidence. In doing so, the Adviser will strive to capitalize on its close relationship with the company, its due diligence and its intimate knowledge of the likely success of the company.

                  o Late-Stage Venture Investments. Late-stage companies emphasized by the Fund are defined as those companies that have typically received one or more rounds of venture capital financings, are believed to have overcome technical and market risks, have assembled a core management team, and are in the very early stages of rapid revenue growth.


                  The Adviser will seek to draw upon and build its extensive network of contacts within the information technology investing industry. The Adviser maintains relationships with a key number of investment bankers, venture capitalists, and technology company executives. The Fund's proximity to Silicon Valley also generally provides the Adviser with greater access to Silicon Valley company management.


                  At maturity, the Fund is expected to have approximately 40% of its assets in publicly traded securities of technology companies and may invest a larger portion of its assets in such securities and in cash or cash equivalent securities while the Adviser identifies and makes investments in private equities. In addition, to the extent the private equity investments in which the Fund invests become publicly traded securities, the portion of the Fund invested in public securities may increase. The Adviser expects that the Fund will generally invest the majority of its assets in private equities but the Fund is not restricted in the proportion of public to private securities in which it invests.


                  The Fund typically expects to invest in a very limited number of companies, particularly in the initial period following its commencement of operations.

                  2.      DIFFERENTIATION FROM TRADITIONAL VENTURE CAPITAL FUNDS


                  The Fund is uniquely and closely related to a $4.0 billion emerging growth stock registered investment company, Van Wagoner Funds. The Adviser advises both the Fund and the Van Wagoner Funds. As such, the Fund can capitalize on the rigorous sector trend and fundamental research efforts of the managers and analysts at the Adviser. Those public and private company research activities lead to the following:

                  o        Unique idea and lead generation;

                  o Real-time and proprietary knowledge base of private, IPO, and public emerging growth companies; and

                  o Better-informed private investment decisions and, therefore, ability to target the most attractive late-stage private companies.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 28

                  These activities also allow the Adviser to provide companies migrating from the private realm into the public markets with the following invaluable resources:

                  o A stable, long-term financial shareholder not only through the Fund but also potentially through the activities of the Van Wagoner Funds;

                  o High value-added public stock investing experience shared with management teams of private portfolio companies, with experience in selecting and developing relationships with investment bankers, preparing "road show" materials and offering insight into communicating well with institutional investors, and giving advice as to the many challenges of becoming a public company;

                  o Relationships with public companies and other private portfolio investments;

                  o Public exposure through the many news and trade appearances the Adviser's professionals make; and

                  o A potential retail shareholder base through the Van Wagoner Funds.


                  In addition, the late-stage venture focus of the Fund's private investments, coupled with the Adviser's crossover approach, is also a strong differentiator in the marketplace. Its late-stage focus distinguishes it from early-stage venture capital funds. Its ability to offer a company the opportunity to be held in a pooled investment vehicle as it enters the public market differentiates the Fund from other venture capital funds and late-stage investors who will typically distribute upon the public offering.

                               [Graphic Omitted]

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 29

3.       FUND'S NETWORK


                  The professionals at the Adviser (see Section IV - Management of the Fund) draw upon and continually build their extensive network of contacts within the information technology investing industry. The Adviser enjoys broad and deep relationships with a number of investment bankers, venture capitalists, and technology company executives, many of whom have invested in the Van Wagoner Funds. The Adviser's proximity to Silicon Valley also generally provides investment professionals with greater access to company management teams. In addition, the Adviser draws upon key personnel of the Van Wagoner Funds, Wall Street analysts, leading Silicon Valley technology bankers and lawyers, and executives at leading public technology companies. This network has been instrumental to the success of the Adviser's private investing activities to date, as it provides considerable deal flow and significant due diligence resources as well as multiple points of contact and relationship-building opportunities.


                  The list below represents a subset of the Fund's possible network:

                  o        Prominent early stage venture capitalists.

                  o        Leading investment bankers and analysts.

                  o Private company entrepreneurs and public company executives.

                  o        Information technology-focused lawyers.

                  o        The Adviser's public company research activities.


                  All of these relationships facilitate the discovery of investment opportunities, provide a tremendous due diligence resource with respect to emerging investment themes, management teams, and companies, and help optimize potential portfolio returns.


                  The Adviser expects to significantly expand its network by targeting a limited partner base for the Fund that adds to each of these constituencies.

C.       LEGAL STATUS AND INVESTMENT RESTRICTIONS


                  Except as expressly stated below, the Limited Partnership Agreement does not limit the Fund's investment strategy. The Adviser has wide latitude to invest or trade the Fund's assets, to pursue any particular strategy or tactic or to change the Fund's emphasis or objectives, all without obtaining the approval of Limited Partners. The Limited Partnership Agreement imposes no limits on the types of securities or other instruments in which the Fund may take positions, the type of positions it may take, its ability to borrow money, or the concentration of its investments. See "Risk Factors - Risks Associated with the Fund's Current Investment Plan - Risks Associated with the Fund's Investment Techniques" at Section VI.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 30

                  1.       NON-DIVERSIFIED STATUS


                  The classification of the Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. A "diversified" investment company, by contrast, is generally required with respect to 75% of its total assets to invest not more than 5% of those assets in securities in a single issuer and to hold not more than 10% of the outstanding voting securities of such issuer. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of companies, many of which may be within the same industry, the Fund may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

                  2.       INVESTMENT RESTRICTIONS


                  The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities. The Fund may not:

                  o Issue senior securities, except that, to the extent permitted by the Investment Company Act, (a) the Fund may borrow money and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's Interests.

                  o Underwrite securities of other issues, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

                  o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

                  o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

                  o Invest in commodities or commodity contracts, but the Fund may invest in financial futures (such as index options) to the extent allowed by applicable law.


                  Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote of either (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 31 outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities, whichever is less.


                  With respect to these investment restrictions and other policies described in this Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of that restriction or policy.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 32

--------------------------------------------------------------------------------
                                  Section VI.
                              Certain Risk Factors
--------------------------------------------------------------------------------


                  An investment in the Fund involves significant risks not associated with other investment vehicles.


--------------------------------------------------------------------------------
                                     WARNING

                 THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK:
--------------------------------------------------------------------------------
               All securities investments present a risk of loss of capital. The Adviser will follow an investment policy that, if unsuccessful, could involve substantial losses. The Adviser hopes to moderate this risk of loss through a careful selection of investments. However, no guarantee or representation is made that the Fund's investment strategy will be successful.
--------------------------------------------------------------------------------


                  The Fund's portfolio may be subject to wide swings in value. The Adviser will follow an investment policy that, if unsuccessful, could involve substantial losses. Although the Adviser has the flexibility to react to changing market conditions, changes in market conditions or a company's situation could involve substantial losses. The General Partner and Adviser make no guarantee, either oral or written, that the Fund's investment objective will be achieved. Under the Limited Partnership and Investment Advisory Agreements, the General Partner and Adviser are not liable for any error in judgment and/or for any investment losses the Fund may experience, in the absence of malfeasance, gross negligence or violation of applicable law. See "Summary of the Limited Partnership Agreement" at Section XII. Nothing in the Limited Partnership Agreement is meant to constitute a waiver or limitation of any rights the Fund or the Limited Partners might have under applicable state or federal law.


                  Limited Partners should consider the Fund as a supplement to an overall investment program and should only invest if they are willing to undertake the risks involved. In addition, Limited Partners who are subject to income tax should be aware that the investment in the Fund may create taxable income or tax liabilities in excess of cash distributions to pay such liabilities.


                  Prospective investors should carefully consider, among other factors, the risks described below. These risk factors are not meant to be an exhaustive listing of all potential risks associated with an investment in the Fund.

A.       RISKS ASSOCIATED WITH RELIANCE ON THE GENERAL PARTNER AND ADVISER


                  The management of the Fund will be vested exclusively with the General Partner and the Adviser, subject to the supervision of the Directors. Persons should not invest in the Fund unless they are willing to entrust all aspects of the management of the Fund and its investments to the complete discretion of the General Partner and the Adviser.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 33

                  1.       INVESTMENT SELECTION


                  The success of the Fund's investment plan will depend on the management of the General Partner and on the skill and acumen of the Adviser. Limited Partners will have no opportunity to select or evaluate any of the Fund's investments or strategies.

                  2.       CHANGES IN INVESTMENT STRATEGIES OR POLICIES


                  The Limited Partnership Agreement does not limit the Fund's investment strategy or policies to what is described in this Memorandum, except as required by the Investment Company Act. The General Partner and the Adviser have wide latitude to invest or trade the Fund's assets, to pursue any particular strategy or tactic or to change the Fund's emphasis or objectives, all without obtaining the approval of the Limited Partners.

                  3.       PROFIT ALLOCATION


                  The allocation of up to twenty-five percent (25%) of net profit to the General Partner, as a Profit Allocation, may create an incentive for the General Partner and the Adviser to cause the Fund to make investments that are riskier than it would otherwise make. In addition, because the Profit Allocation is calculated on a basis that includes unrealized appreciation of the Fund's assets, the Profit Allocation may be greater than if that allocation were based solely on realized gains.

                  4.       NO INPUT INTO FUND AFFAIRS


                  Limited Partners will have no right to take part in the conduct, management, operation or control of the Fund or the Fund's business. In addition, Limited Partners have extremely limited voting rights.

                  5.       LACK OF REGULATORY OVERSIGHT


                  The Interests offered pursuant to this Memorandum have not been registered under the Securities Act or the securities laws of any state. No state or federal authority has reviewed, passed on or endorsed the merits of this offering or the adequacy or accuracy of this Memorandum.

                  6.       LIMITED ACCESS TO FUND INFORMATION


                  Limited Partners have no right to obtain information about the Fund's current investments or strategies. If the General Partner, in its sole discretion, grants a Limited Partner access to such information, such access may be subject to strict confidentiality provisions.

                  7.       VALUATIONS OF FUND INVESTMENTS


                  The Fund's investments will be valued periodically by the General Partner (as well as the Adviser) in its discretion for purposes of calculating, among other things, the Management Fee. The value assigned to an investment at a certain time in accordance with the Limited

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 34

Partnership Agreement may differ from the value that the Fund is ultimately able to realize. In such a case, Management Fees paid will not be subject to reversal.

                  8.       CONFLICTS OF INTEREST


                  Decisions made by the General Partner and/or the Adviser will be subject to a number of inherent conflicts of interests. Before investing, prospective investors should review "Conflicts of Interest" at Section VII.

B.       RISKS ASSOCIATED WITH THE FUND'S CURRENT INVESTMENT PLAN

                  1.       GENERAL INVESTMENT AND MARKET RISKS


                  The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

                  2.       CONCENTRATION OF INVESTMENTS


                  The Limited Partnership Agreement imposes no limits on the concentration of the Fund's investments in particular securities, industries, or sectors and at times the Fund expects to hold a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in those positions could have a material adverse effect on the Fund's overall financial condition.

                  3.       LIMITED LIQUIDITY OF FUND INVESTMENTS


                  The majority of the Fund's assets will be invested in securities that are illiquid, either because they are privately purchased and subject to transfer restrictions or because they are thinly traded. The Fund may not be able to liquidate those investments if the need should arise, and its ability to realize gains, or to avoid losses in periods of rapid market activity, may therefore be affected. In addition, the value assigned to such securities for purposes of determining Limited Partners' partnership percentages and determining Net Profit and Net Losses may differ substantially from the value the Fund is ultimately able to realize.

                  4.       AVAILABILITY AND ACCURACY OF INFORMATION


                  The Adviser will select investments for the Fund on the basis of information and data derived from firsthand research by the Adviser and, for public companies, filed by the issuers of such securities with the SEC. Although the Adviser intends to evaluate all such information and data and to seek independent corroboration when the Adviser considers it appropriate and when it is reasonably available, the Adviser will not in many cases be in a position to confirm the completeness, genuineness or accuracy of such information and data.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 35

                  5.      RISKS ASSOCIATED WITH THE FUND'S INVESTMENT TECHNIQUES


                  The Fund will trade and invest in all types of securities, including common and preferred stocks, options, warrants, bonds, notes, bills, rights and derivatives. The Limited Partnership Agreement imposes no limits on the types of securities or other instruments in which the Fund may take positions, the types of positions it may take, or the concentration of its investments.

                  o Leverage. Although the Fund does not normally intend to leverage its portfolio and although the use of leverage would not be a material component of the Fund's investment strategy, the Fund is authorized to borrow from banks and other financial institutions in order to enhance its investment leverage. The Fund also may engage in other investment strategies (such as options and derivatives) that may result in leveraging the assets of the Fund, and it may do so from time to time. Loans may be secured by assets of the Fund pledged to lenders. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the assets of the Fund, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the instruments purchased with borrowed funds. The use of margin accounts by the Fund in connection with its portfolio transactions is also a form of leverage. Similarly, certain investment strategies involving the use of derivatives may have the effect of creating a leveraged transaction. Any such leverage will increase the risk of an investment in the Fund, but it also offers the potential for higher returns.

                  o Options and Warrants. The Fund may buy and sell put and call options or warrants on common stock. Although successful trading in options contracts and warrants requires many of the same skills required for successful securities trading, the risks involved are somewhat different. The purchase of an option or warrant runs the risk of losing the entire investment, thereby causing significant losses to the account in a relatively short period of time.

                  o Short Sales. The Fund may from time to time engage in short sales but does not normally intend to do so. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 36
                           in the price of the borrowed securities can result in a loss. Short sales of securities and financial instruments can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund's investments. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in the inability of the Fund to cover the short position, and of theoretically unlimited potential for loss to the Fund's account. There can be no assurance that the investments necessary to cover a short position would be available for purchase by the Fund.

                  o Derivative Securities. The Fund may invest in complex derivative instruments which seek to modify or replace the investment performance of particular securities, commodities, currencies, interest rates, indices or markets on a leveraged or unleveraged basis. These instruments generally have counterparty risk and may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain. These investments are all subject to additional risks that can result in the loss of all or part of an investment. In particular, derivatives may be subjected to heightened interest rates and credit risk volatility, sensitivity to world and local market price and demand, and general economic factors and activity. Derivatives have very high leverage imbedded in them that can substantially magnify market movements and result in losses greater than the amount of the investment. Some of the markets in which the Fund may effect derivative transactions are over-the-counter or inter-dealer markets. The participants in such markets are typically subject to credit evaluation and regulatory oversight as are members of an exchange-based market. This exposes the Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 37

                  6.       HIGH BROKERAGE AND OTHER TRANSACTIONAL EXPENSES


                  Investments in private placements can involve substantial legal and other professional fees. In addition, the Fund's activities may at times involve a high level of trading and the turnover may generate substantial transaction costs. These costs will be borne by the Fund regardless of its profitability. The expenses of the Fund may be greater than the total fees charged in other comparable investment vehicles.

C.       RISKS ASSOCIATED WITH THE  STRUCTURE AND OPERATION OF THE FUND

                  1.       NO INDEPENDENT COUNSEL


                  No independent legal counsel has been retained to represent the interests of the Limited Partners. The Limited Partnership Agreement has not been reviewed by any attorney on behalf of the Limited Partners. Each prospective investor is therefore urged to consult its own counsel as to the terms and provisions of the Limited Partnership Agreement and with regard to all other related documents.

                  2.       NO MINIMUM LEVEL OF CAPITAL


                  The Fund may begin operations without attaining any particular level of capitalization. At low asset levels, the Fund may be unable to diversify its investments as fully as would otherwise be desirable or to take advantage of potential economies of scale, including the ability to obtain the most timely and valuable research and trading information from securities brokers. It is possible that even if the Fund operates for a period with substantial capital, losses and/or withdrawals could diminish the Fund's assets to a level that does not permit the most efficient and effective implementation of the Fund's investment program.

                  3.       EFFECT OF SUBSTANTIAL WITHDRAWALS


                  Substantial withdrawals or redemptions within a short period of time could require the Fund to liquidate securities positions more rapidly than would otherwise be desirable, possibly reducing the value of the Fund's assets and/or disrupting the Adviser's investment strategy. Reduction in the size of the Fund could make it more difficult to generate a positive return or to recapture losses due, among other things, to reductions in the Fund's ability to take advantage of particular investment opportunities.

                  4.       FUND DEFICITS


                  The expenses of the Fund may exceed its income, thereby requiring that the difference be paid out of the Fund's capital and, thus, reducing the Fund's investments and potential for profitability.

                  5.       RESERVE FOR CONTINGENT LIABILITIES


                  Under certain circumstances, the Fund may find it necessary to set up a reserve for contingent liabilities and withhold a certain portion of the Limited Partners' Capital Accounts. This could happen, for example, if the Fund were involved in litigation or subject to an audit by the Internal Revenue Service.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 38

                  6.       LIQUIDATION


                  If the Fund should become insolvent, the Limited Partners may be required to return with interest any property distributed that represented a return of capital, repay any distributions wrongfully made to them and forfeit any undistributed profits.

                   7.       LIMITED LIQUIDITY OF FUND INTERESTS


                  An investment in the Fund involves substantial restrictions on liquidity and its Interests are not freely transferable. There is no market for the Interests in the Fund, and no market is expected to develop. In addition, a Limited Partner does not have a right to redeem its Interests in the Fund, and resale of the Interests is restricted under federal and state securities laws. Consequently, Limited Partners generally will be unable to redeem or liquidate their Interests except in connection with repurchases made by the Fund in its discretion from to time and under the very limited circumstances permitted by the Limited Partnership Agreement. Limited Partners may be unable to liquidate their investment promptly in the event of an emergency or for any other reason. Although a Limited Partner may attempt to increase its liquidity by borrowing from a bank or other institution, Interests may not readily be accepted as collateral for a loan. In addition, transfer of an Interest as collateral or otherwise to achieve liquidity may result in adverse tax consequences to the transferor.


                  Generally, an Interest in the Fund may be transferred only (i) by operation of law, such as pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner, or (ii) under certain limited circumstances with the written consent of the General Partner, which consent may be withheld by the General Partner in its discretion (subject to Board review). The General Partner generally will not consent to a transfer unless the transfer is a private transfer and does not constitute a change in beneficial ownership of Interests in the Fund.

                  8.       NO DISTRIBUTIONS - TAX LIABILITY


                  The General Partner and the Adviser do not intend to make distributions to the Limited Partners, but intend instead to reinvest substantially all Fund income and gain. Payment of Fund obligations, payment of Fund expenses and establishment of appropriate reserves will also reduce cash that might otherwise be available for distribution. As a result, if the Fund is profitable, Limited Partners in all likelihood will be credited with Fund net income, and will incur the consequent income tax liability (to the extent they are subject to income tax), even though Limited Partners do not receive any Fund distributions.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 39

                  9.       TIMING OF REPURCHASES


         The Fund from time to time may offer to repurchase up to 10% annually of its outstanding Interests pursuant to written tenders made by the Partners. These repurchases will be made at such times and on such terms as may be determined by the Board in its discretion. The General Partner (as well as the Adviser) expects that it will recommend to the Board that the Fund offer to repurchase Interests from Partners beginning in January 2003 and, thereafter, at quarterly intervals (at the end of March, June, September and December). Repurchases will be prorated if the amount requested upon tender by Partners exceeds the size of a repurchase offer.


         If the Board permits any repurchases in excess of the 10% annual limitation, the Fund may assess an administrative fee of 1% of the amount permitted by the Board to be repurchased in order to reimburse the Fund for costs and expenses associated with a Limited Partner's tender of Interests.

                  10.      PAYMENT OF REPURCHASES IN SECURITIES


                  The General Partner has the discretion, subject to Board oversight, to deliver the proceeds of a repurchase of Interests in the form of securities rather than cash. Further, as to a portion of a repurchased amount, the Board may direct that a segregated portfolio of some of the Fund's securities be established and that those securities be liquidated for the tendering Partner's account. In either case, the securities so delivered or segregated may be illiquid and the redeeming Partner would bear the risk of a decline in the value after the effective time of his or her repurchase.

                  11.      POTENTIAL MANDATORY WITHDRAWAL


                  The General Partner may, in its discretion at any time if consistent with the Investment Company Act, require a Limited Partner to withdraw all or a portion of his or her Capital Account balance. Such mandatory withdrawal could result in adverse tax and/or economic consequences to such Limited Partner.

                  12.      SUSPENSION OF WITHDRAWALS AND DISTRIBUTIONS


                  The General Partner may, subject to Board oversight, suspend the right of any Limited Partner to withdraw capital or to receive a distribution from the Fund if, in the General Partner's judgment, such a suspension would be in the best interest of the Fund.

                  13.      WITHDRAWAL OF THE GENERAL PARTNER AND/OR THE ADVISER


                  The success of the Fund will depend on the ability of the General Partner, and in particular the Adviser, to develop and implement investment strategies to achieve the Fund's investment objectives. The Fund's investment performance could be materially affected if the Adviser were to cease to be involved in the active management of the Fund's portfolio. Except under specified circumstances discussed under "Management of the Fund" in Section IV and in the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 40

Limited Partnership Agreement, if the General Partner or the Adviser withdraws, dissolves, or becomes insolvent, the Fund will be dissolved.

D.       SYSTEMATIC AND INSTITUTIONAL RISKS

                  1.       INSTITUTIONAL FAILURES


                  There is a possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair the operational capabilities or the capital position of the Fund.

                  2.       RELIANCE ON THIRD PARTIES


                  The Limited Partnership Agreement authorizes the General Partner and the Adviser to rely on third parties. However, the General Partner and the Adviser are usually not in a position to verify the accuracy, completeness or timeliness of information obtained from such parties. The General Partner and the Adviser have no liability, contingent or otherwise, for the accuracy, completeness to timeliness of such information, or for any decision or action taken in reliance upon such information.

E.       REGULATORY RISKS


                  Securities and investment businesses generally are comprehensively and intensively regulated under state and federal laws and regulations. Any investigation, litigation or other proceeding undertaken by state or federal regulatory agencies or private parties could necessitate the expenditure of material amounts of Fund resources for legal and other costs and could have other materially adverse consequences for the Fund. Furthermore, the human and capital resources of the Fund and the General Partner could be adversely affected by the need to defend actions under these laws, even if the Fund is ultimately successful in its defense.

                  1.       PRIVATE OFFERING EXEMPTION


                  This offering has not been registered under the Securities Act, in reliance on the exemptive provisions of Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Section 18(b)(4)(D) of the Securities Act, added by the National Securities Markets Improvement Act of 1996, preempts state registration of transactions in securities exempt pursuant to "rules and regulations issued by the SEC under Section 4(2) of the Securities Act." Preemption therefore applies to transactions exempt under Regulation D, but not to transactions exempt under Section 4(2) alone. Because of the lack of uniformity among the state's securities laws and their general complicated nature, the Fund has chosen not to incur the expense and burden of reviewing exemptions under each state's laws, but rather rely on the uniform exemption provided by Regulation D.


                  No  assurance  can  be  given  that  the  offering   currently
qualifies or will continue to qualify under the exemptive provisions of Regulation D because of, among other things, the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 41 adequacy of disclosure and the manner of distribution, the timeliness of filings, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If the Regulation D exemption is lost, the Fund may not be able to avail itself of other state exemptions. If, and to the extent that, claims or suits for rescission are brought and successfully concluded for failure to register this offering or other offerings or for acts or omissions constituting offenses under the Exchange Act or applicable state securities laws, the Fund could be materially and adversely affected, jeopardizing the ability of the Fund to operate successfully.

                  2.       BROKER-DEALER REGISTRATION


                  The Fund is not and does not intend to be registered as a broker or dealer under the Exchange Act or any state securities law. The General Partner believes that the Fund is not required to be registered as a broker or dealer, but if the SEC were to assert that such registration were required, the Fund would bear the resulting increased expenses and its activities would be restricted, which could materially and adversely affect the Fund's business.

F.       TAX RISKS


                  The tax aspects of an investment in the Fund are complicated and each prospective investor should have them reviewed by professional advisers familiar with such investor's personal tax situation and with the tax laws and regulations applicable to the investor and private investment vehicles. The Fund is not intended and should not be expected to provide any tax shelter, but is organized as a limited partnership to permit a single level of tax earnings of the Fund, i.e., any distributions it might make will not be taxed as dividends. The tax considerations are more fully discussed in "Income Tax Considerations" at Section XI.


--------------------------------------------------------------------------------
                              Certain Tax Warnings:

               Limitations on Deductions.  Tax laws in certain cases may limit a
               Limited   Partner's   ability  to  deduct   certain   losses  and
               expenditures allocable to such Limited Partner.

               Foreign investors. The Fund may be subject to certain reporting and withholding obligations as to foreign investors. Foreign investors should consult with their own advisors regarding the federal, state and foreign income tax consequences of an investment in the Fund.

               Allocations. The Fund intends to allocate all items of taxable income, gain, loss, deduction and credit among the Limited Partners in a manner that is generally consistent with the economic sharing arrangements. It is currently expected that the Fund will use a method of allocation that complies with one of the "safe harbors" provided in applicable Treasury Regulations. However, the General Partner retains discretion to allocate items in a manner that deviates from such safe harbors, and there can be no assurance that the Internal Revenue Service (the "IRS") will respect such allocations.
--------------------------------------------------------------------------------

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 42

--------------------------------------------------------------------------------
               There can be no assurance that the tax consequences  described in
               Section XI will be applied to the Fund or the Limited Partners. Such matters are subject to change by legislation, administrative action and judicial decision. Legislation has been proposed from time to time in Congress which, if enacted, could modify the tax treatment of the Fund or the Limited Partners. If the IRS challenges any of the tax positions taken by the Fund and such challenge is upheld, a Limited Partner may sustain interest expense and penalties.
--------------------------------------------------------------------------------

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 43

--------------------------------------------------------------------------------
                                  Section VII.
                              Conflicts of Interest
--------------------------------------------------------------------------------


                  The General Partner and the Adviser are accountable to the Fund as fiduciaries and, consequently, must exercise good faith and integrity in handling the business of the Fund. Nevertheless, in the conduct of such business, conflicts may arise among the interests of the General Partner, the Adviser and those of Limited Partners. Prospective investors should be aware of these conflicts of interest before investing. To mitigate any such conflicts, the General Partner and the Adviser will take appropriate measures to assure that it will not unfairly profit from any transaction between it and the Fund. The General Partner and the Adviser will use best efforts to apportion or allocate business opportunities among persons or entities to or with which they or their affiliates have fiduciary duties and other relationships on a basis that is fair and equitable to the maximum possible extent to each of such persons or entities, including the Fund.

A. CONFLICTS ASSOCIATED WITH THE GENERAL PARTNER'S AND/OR THE ADVISER'S OTHER ACTIVITIES


                  The General Partner and/or the Adviser may also elect in the future to sponsor, manage or participate in other securities investment activities and programs unrelated to the Fund's business (some of which may compete with the Fund's investment activities). The General Partner's and/or the Adviser's judgment may be affected by the conflicts of interests inherent in such relationships. Examples of these conflicts include:

                  1.       COMPETING TIME PRESSURES


                  The other activities of the General Partner and the Adviser (such as providing services to the substantially larger Van Wagoner Funds) will create conflicts of interest with respect to the time allocated to managing the affairs of the Fund versus the affairs of other clients and business interests of the General Partner and Adviser.

                  2.       CONFLICTING FIDUCIARY DUTIES


                  Because the General Partner and the Adviser may have fiduciary duties to the Fund and other clients, the interests of the Fund and the other clients in the selection, allocation, negotiation and administration of investments may conflict, and the General Partner and/or the Adviser will be subject to conflicting demands on its time and attention. The General Partner and the Adviser will attempt to resolve all such conflicts in a manner that is fair to all such interests.

                  3.       ALLOCATING INVESTMENT OPPORTUNITIES


                  The General Partner and the Adviser, on behalf of the Fund and in other capacities with other entities (such as the Van Wagoner Funds) or for their own accounts, will have discretion in determining which investments will be made by the Fund or other accounts, sold to others or made by them or their affiliates with or without the participation of the Fund and the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 44 other accounts. For example, in a situation where an investment opportunity is allocated proportionately based on assets or available cash among the Fund and the substantially larger Van Wagoner Funds, the Fund may receive a significantly smaller allocation than those mutual funds. In addition, the General Partner and/or the Adviser may be able to obtain more favorable compensation, cost reimbursement or risk sharing arrangements in connection with some investments if the Fund does not participate, and the General Partner and/or the Adviser may be influenced to refrain from causing the Fund to make such investments even though participation might benefit the Fund. The Limited Partnership Agreement will also permit a Partner, which includes the General Partner, or such Partner's affiliates to make any investment, whether or not in competition with the Fund or in a manner that would limit or eliminate the Fund's opportunity to make the investment, without any accountability to the Fund or any other Partner.

                  4.       ACCESS TO NON-PUBLIC INFORMATION


                  The General Partner and the Adviser, in the course of their investment advisory businesses (including discussions it may have with Limited Partners who may be insiders with respect to certain companies), may have access to non-public information on publicly traded companies. For this and other reasons, there may be situations where the Fund is prohibited from making a particular investment or from trading an existing position.

B.       OTHER POTENTIAL CONFLICTS

                  1.       "SOFT-DOLLARS"


                  The General Partner and/or the Adviser may be offered non-monetary benefits or "soft dollars" by brokers to induce the General Partner and/or the Adviser to engage those brokers to execute securities transactions on behalf of the Fund. These soft dollars may take the form of research and other services regarding securities investments and may be available for use by the General Partner and/or the Adviser or their affiliates in connection with transactions in which the Fund does not participate. Brokers may also solicit or refer investors to invest in the Fund. The availability of these benefits may influence the General Partner and/or the Adviser to select one broker rather than another to perform services for the Fund. Nevertheless, the General Partner and/or the Adviser intend to use their best efforts to assure either that the fees and costs for services provided to the Fund by such brokers are no greater than they would be if the services were performed by equally capable brokers not offering such services or that the Fund also will benefit from the services. Further, the General Partner and/or the Adviser intend to limit such benefits to comply with the safe harbor of Section 28(e) under the Exchange Act.

                  2.       VALUATIONS AND CALCULATIONS OF FEES


                  Given the nature of the Fund's private investments, the General Partner and the Adviser will exercise discretion in assigning values to the Fund's investments. This will create a conflict of interest because the value assigned to an investment will also affect the Management Fee and Profit Allocation owing to the Adviser and the General Partner. The General Partner and the Adviser will value those investments in good faith based upon available information. However, there can be no assurance that the value assigned to an investment at a certain time in

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 45 accordance with the Limited Partnership Agreement will equal the value that the Fund is ultimately able to realize. Even if there is a difference, there is no obligation on the part of the Adviser or the General Partner to return past Management Fees.

                  3.       WAIVER OF MANAGEMENT FEE OR PROFIT ALLOCATION


                  The Adviser has the right to waive all or part of the Management Fee as to any transaction or any Limited Partner. Similarly, the General Partner has a right to waive all or part of the Profit Allocation. If the waiver of the Management Fee or Profit Allocation is effectuated, it may be accomplished by directly rebating amounts to certain Limited Partners, by appropriate accounting adjustments, or by other methods as the General Partner deems reasonable and fair.

                  4.       RELATIONSHIPS WITH AFFILIATES


                  From time to time, the General Partner may accept as Limited Partners in the Fund certain affiliated entities, including other private investment vehicles of which the General Partner or the Adviser is a general partner or investment adviser.

                  5.       PAYMENTS TO THE GENERAL PARTNER AND ITS AFFILIATES


                  Payments of fees, withdrawn capital, expense reimbursements and other items payable to the General Partner or its affiliates present conflicts of interests between the General Partner and/or the Adviser and the Fund because of the General Partner's authority. The General Partner and the Fund have entered into a disbursement agreement with an independent third party to verify the payments covered by such conflicts of interest. The General Partner does not intend to maintain physical possession of funds or securities of the Fund.


                  Specifically, the Limited Partnership Agreement provides that certain payments (collectively, the "Restricted Payments") relating to (i) any withdrawal of capital by the General Partner out of the General Partner's Capital Account, (ii) any computation and payment of the Management Fee to the General Partner, (iii) any reimbursement by the Fund to the General Partner of expenses incurred by the General Partner that are the responsibility of the Fund and (iv) any complete or partial withdrawal of capital by a Limited Partner out of its Capital Account if that Limited Partner is an "affiliated person" of the General Partner (within the meaning of the Investment Company Act) shall first be reviewed by an independent certified public accountant, attorney or other qualified person. The initial reviewer for that purpose will be appointed before the Fund commences operations.

                  6.       PERFORMANCE ALLOCATION


                  The structure and payment of the Profit Allocation to the General Partner may involve a conflict of interest because it may create an incentive for the General Partner and the Adviser to cause the Fund to make more speculative investments than it would otherwise make.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 46

--------------------------------------------------------------------------------
                                 Section VIII.
                               Brokerage Practices
--------------------------------------------------------------------------------

A.       SELECTION OF BROKERS


                  The Adviser may select broker-dealers ("brokers") to execute brokerage transactions. In selecting brokers to effect portfolio transactions for the Fund, the Adviser will consider such factors as price, the ability of the brokers to effect the transactions, the brokers' facilities, reliability and financial responsibility, and any research products or investment management related services and products provided by such brokers. The General Partner and/or the Adviser may enter into one or more arrangements whereby brokers who execute transactions for the Fund would rebate to the Fund a portion of the commission dollars spent or pay directly certain of the Fund's, or General Partner's, expenses. Amounts received from such rebates and amounts paid toward expenses directly by brokers would offset the Fund's operating expenses. Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage, research products or investment management related services and products provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another broker might charge. Research products or investment management related services and products provided to the Fund may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

                  1.       USE OF "SOFT DOLLARS"


                  Section 28(e) of the Exchange Act provides a "safe harbor" to investment managers who use the commission dollars of their advised accounts to obtain brokerage services and research products and investment management related services and products which provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. Conduct outside of the safe harbor afforded by Section 28(e) is subject to the traditional standards of fiduciary duty under state and federal law.


                  The Adviser will consider the amount and nature of all brokerage and research products and investment management related services and products provided by brokers, as well as the extent to which such services and products are relied upon, and will attempt to allocate a portion of the brokerage business of its clients, such as the Fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. A broker is not excluded from receiving business because it has not been identified as providing research and products. The research and products received from brokers may be used by the Adviser in

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 47 servicing all accounts managed by it and its affiliates and not all such research and products may be used by the Adviser in connection with the Fund. Nonetheless, the Adviser believes that such research and products provide the Fund with benefits by supplementing the services and products otherwise available to the Fund.


                  The Adviser intends to limit payments of "soft dollars" to comply with the Section 28(e) safe harbor.

B.       PRIME BROKERAGE


                  Morgan Stanley & Co. ("Morgan Stanley") will provide prime brokerage services to the Fund. Under this arrangement, Morgan Stanley will coordinate clearance, custody, settlement, and record-keeping for securities transactions the Fund executes through various brokers selected by the Adviser, consistent with its duty of best execution to the Fund. As prime broker, Morgan Stanley also will extend margin credit to the Fund in connection with its securities transactions, facilitate the short sale of securities made on behalf of the Fund, and extend short-term loans to the Fund as needed to make repurchases of Interests upon written tenders made by Partners in the Fund. See "Redemptions, Repurchases of Interests and Transfers" at Section IX.


                  Morgan Stanley will also refer clients that are non-United States Persons to the General Partner for possible investment in the Fund, but will receive no direct or indirect compensation from the Fund, the General Partner or the Adviser (or any affiliate of these persons) for doing so. Similarly, neither the General Partner nor the Adviser (or any affiliate) will receive any "soft dollars" or other compensation when Morgan Stanley makes such referrals. The General Partner understands that Morgan Stanley is under no obligation to make such referrals in connection with providing prime brokerage services to the Fund.

C.       TRADE ALLOCATION


                  The Adviser may aggregate sale and purchase orders of securities held by the Fund with similar orders being made simultaneously for other accounts if, in the Adviser's reasonable judgment, such aggregation is reasonably likely to result in an overall economic benefit to the Fund based on an evaluation that the Fund is benefited by relatively better purchase or sale prices, lower commission expenses or beneficial timing of transactions, or a combination of these and other factors. In many instances, the purchase or sale of securities for the Fund will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at different prices, due to the volume of securities purchased or sold. In such event, the average price of all securities purchased or sold in such transactions may be determined, and at the Adviser's sole discretion, the Fund may be charged or credited, as the case may be, the average transaction price. However, the commissions charged to the Fund may differ from those charged to other clients of the Adviser as a result of those clients' specific brokerage account arrangements.

D.       CUSTODY


                  The Northern Trust Company (the "Custodian"), will serve as the primary custodian for the Fund in accordance with the requirements of the Investment Company Act. As a

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 48 general matter, registered investment companies (like the Fund) are required to place their securities in the custody of a bank or member of a national securities exchange and to have a written custodial agreement which provides that the securities held in custody will be at all times individually segregated from the securities of any other person and marked clearly to identify such securities as the property of such investment company and which contains other provisions complying with SEC regulations. The Custodian's principal business address is 50 South LaSalle Street, Chicago, Illinois 60675.

E.       PLACEMENT AND REFERRAL FEES


                  The General Partner and/or the Adviser may pay referral fees to certain broker-dealers who introduce investors to the Fund that remain invested on a continuous basis for a particular period. Any such payments will be made from the separate accounts of the Adviser and not from assets of the Fund.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 49

--------------------------------------------------------------------------------
                                  Section IX.
               Redemptions, Repurchases of Interests and Transfers
--------------------------------------------------------------------------------

A.       NO RIGHT OF REDEMPTION


                  No Limited Partner or other person holding an Interest or a portion of an Interest acquired from a Limited Partner will have the right to require the Fund to redeem its Interest or portion thereof. No public market exists for Interests in the Fund, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchase of Interests by the Fund, as described below.

B.       REPURCHASES OF INTERESTS


                  The Directors, from time to time and in their complete and exclusive discretion, may determine to direct the General Partner to cause the Fund to repurchase Interests or portions thereof from Partners, including the General Partner, pursuant to written tenders made by Partners on such terms and conditions as the Directors may determine. In deciding whether the Fund should repurchase Interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the General Partner (as well as the Adviser). The General Partner (as well as the Adviser) expects that generally, beginning in 2003, it will recommend to the Directors that the Fund offer to repurchase from Partners up to 10% annually of the outstanding Interests. These repurchases will be made four times each year, effective at the end of each fiscal quarter. The Directors will also consider the following factors, among others, in making their determination:

                  o        whether  any  Partners   have   requested  to  tender
                           Interests or portions thereof to the Fund;

                  o        the liquidity of the Fund's assets;

                  o the investment plans and working capital requirements of the Fund;

                  o the relative economies of scale with respect to the size of the Fund;

                  o the history of the Fund in repurchasing Interests or portions thereof;

                  o        the condition of the securities markets; and

                  o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.


                  The Directors will determine that the Fund repurchase Interests or portions thereof from Partners pursuant to written tenders made only on terms they consider to be fair to the Fund and to all Partners or persons holding Interests acquired from Partners, as applicable. Once the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 50

Directors have determined that the Fund will repurchase Interests or portions thereof, the Fund will provide notice to each Partner describing the terms of the offer and containing information Partners should consider in deciding whether and how to participate in the repurchase opportunity. In deciding whether to tender its Interest or portion thereof during the period a repurchase offer remains open, a Partner will be able to ascertain the net asset value of its Interest from the Fund Administrator.


                  The Limited Partnership Agreement provides that the Fund will be dissolved if a Limited Partner's written request to tender its entire Interest for repurchase by the Fund has not been honored within a period of two years of such request.


                  If the Directors allow a repurchase in excess of the 10% annual limit, the Fund may also assess an administrative fee of 1% of the amount to be repurchased, in order to reimburse the Fund for costs and expenses associated with a Limited Partner's repurchase.


                  The Fund may, in the discretion of the Board, pay the entire proceeds of a repurchase of Interests, or part of the proceeds, in cash or securities of equivalent value. The effective date of a repurchase will be a date set by the Board after the Fund receives all eligible written tenders of Interests or portions thereof from Partners (the "effective date"). The amount due to a tendering Partner will equal the value of the Partner's capital account or portion thereof based on the net asset value of the Fund's assets as of the effective date, after giving effect to all allocations to be made to the Partner's capital account as of this date. The proceeds of a repurchase will be paid to tendering Partners, on a pari passu basis, first in cash (and, as determined by the Board in its discretion, marketable securities), equal to a percentage of the estimated unaudited net asset value of the Interests (or portions thereof) tendered, as the Board may determine (the "cash payment"). Next, the repurchase proceeds will include promissory notes (the "notes"), which the Fund will issue to cover the contingent excess, if any, of (a) the net asset value of the Interests tendered as of the effective date, determined on the basis of the Fund's audited financial statements for the fiscal year in which the repurchase is effective, over (b) the cash payment. The notes will bear no interest and will not be transferable. Payment of the cash amount and the notes will be made to tendering Partners promptly after the effective date. The notes will be payable in cash promptly after completion of the audit of the Fund's financial statements, which is expected to be completed within 60 days after the end of each year. The Fund intends to maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount of the notes.


                  Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser might intend, which could result in losses to the Fund and increased portfolio turnover. The Adviser intends to take measures to minimize the likelihood that such potential losses and increased portfolio turnover might occur.


                  The Fund may repurchase an Interest or portion thereof of a Partner, or any person acquiring such Interest or portion from a Partner, if:

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 51

                  o such Interest or portion has been transferred or has vested in any person by operation of law, such as on account of the death, dissolution, bankruptcy or incompetence of a Partner;

                  o ownership of such Interest or portion by a Partner or other person will cause the Fund to be in violation of, or require registration of any Interest or portion under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

                  o continued ownership of such Interest may be harmful or injurious to the business or reputation of the Fund or Adviser, or may subject the Fund or any of its Partners to an undue risk of adverse tax or other fiscal consequences;

                  o any of the representations and warranties made by a Partner in connection with the acquisition of an Interest or portion of Interest in the Fund was not true when made or has ceased to be true; or

                  o it would be in the best interests of the Fund for it to repurchase such Interest or portion.


                  The General Partner is entitled to tender for repurchase all or a portion of its Interest in the Fund only if the General Partner maintains the requisite minimum capital account balance or if, in the opinion of legal counsel to the Fund, such repurchase would not jeopardize the classification of the Fund as a partnership for U.S. federal income tax purposes. The General Partner is also entitled to tender its Interests to the Fund in certain circumstances described in the Limited Partnership Agreement where the status of the General Partner is terminated or the authority of the General Partner to provide services to the Fund is terminated.


                  There is no plan or intention by the Fund to allow transfers by the General Partner of Interests or to repurchase Interests in a manner that would be comparable, economically, to trading on an established securities market and which would cause such Interests to be treated as tradable on a secondary market or the substantial equivalent thereof, thereby jeopardizing the classification of the Fund as a partnership for U.S. federal income tax purposes.

C.       TRANSFERS OF INTERESTS


                  Except as otherwise provided in the Limited Partnership Agreement, as discussed below, no person may become a substituted Limited Partner without the written consent of the General Partner, which consent may be withheld by the General Partner in its discretion (subject to Board review). A Limited Partner Interest may be transferred only (i) by operation of law, such as pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner, or (ii) under certain limited circumstances with the written consent of the General Partner, which it may withhold in its discretion and is expected to grant, if at all, only under extenuating circumstances. The General Partner generally will not consent to a transfer unless the transfer is a private transfer

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 52
and does not constitute a change in beneficial ownership of an Interest in the Fund. Notice to the General Partner of any proposed transfer must include evidence satisfactory to the General Partner that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets the requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any Limited Partner or equity owners of a Limited Partner, as applicable, (i) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of the Adviser and its affiliates, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is an Accredited Investor. The proposed transfer request must also be accompanied by a properly completed subscription agreement.


                  Any transferee that acquires an Interest or portion thereof as a result of the death, dissolution, bankruptcy or incompetence of a Limited Partner or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Limited Partnership Agreement. Such person, however, will not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner, as provided in the Limited Partnership Agreement. If a Limited Partner transfers an Interest or portion thereof with the approval of the General Partner, under the policies established by the Board, the General Partner will promptly take all necessary actions to admit such transferee to the Fund as a Limited Partner. Each Limited Partner and transferee will be required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with a transfer. If a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its Interest.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 53

--------------------------------------------------------------------------------
                                   Section X.
                    ERISA Considerations for Qualified Plans
--------------------------------------------------------------------------------


                  Although Interests in the Fund should not be considered to be "plan assets" under ERISA or the Code, in considering an investment in the Fund, Qualified Plan fiduciaries should consider whether the investment is in accordance with the documents and instruments governing such plan, whether the investment satisfies the diversification requirements of ERISA, if applicable, whether the investment will result in unrelated business taxable income to the plan and whether the investment provides sufficient liquidity and is otherwise prudent in view of the plan's needs. ERISA generally requires that the assets of Qualified Plans and other employee benefit plans, whether or not tax-exempt, as defined under ERISA (collectively, "Employee Benefit Plans"), be held in trust and that the trustee or a duly authorized investment manager has exclusive authority and discretion to manage and control the assets of the Plan. ERISA imposes certain duties on persons who are fiduciaries of Employee Benefit Plans, and ERISA and the Internal Revenue Code of 1986, as amended (the "Code") prohibit certain transactions between an Employee Benefit Plan and certain parties referred to as "parties in interest" or "disqualified persons" with respect to the Plan.


================================================================================
             QUALIFIED PLANS ARE URGED TO CONSULT WITH THEIR LEGAL,
             FINANCIAL AND TAX ADVISERS BEFORE INVESTING IN THE FUND
================================================================================

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 54

--------------------------------------------------------------------------------
                                  Section XI.
                            Income Tax Considerations
--------------------------------------------------------------------------------


                  The following discussion summarizes certain of the aspects of the federal income taxation of the Fund that a potential investor should consider. The discussion is based on the Code, Treasury regulations under the Code (the "Regulations"), and court decisions and published rulings of the IRS, all as in effect on the date of this Memorandum. It does not take into account the possible effect of future legislation, regulatory or administrative changes or court decisions. The Fund will not seek any rulings from the IRS as to any particular tax consequences. If any particular matter were contested, a court might reach a conclusion contrary to those expressed below. Future legislation, administrative action, or court decisions may change this discussion significantly, and any such changes or decisions may have a retroactive effect as to the transactions contemplated herein. The General Partner's counsel has no continuing obligation to advise the General Partner, the Fund, or any Limited Partner of any changes in the law that may affect the Fund or the investors or that may otherwise cause any part of the following summary to be inaccurate. This summary does not purport to address all aspects of income taxation that may be relevant to a prospective investor, nor is it intended to be applicable to all investors, some of which, such as financial institutions, insurance companies, and foreign persons or entities, may be subject to special rules.


                  Because the income tax laws applicable to limited partnerships and securities transactions are extremely complex, and the following summary does not purport to be an exhaustive or complete description of any such income tax consequences, persons considering an investment in the Fund should consult their own tax advisors to understand fully the federal, state and local tax consequences of such an investment in light of their own particular situation.

A.       CHARACTERIZATION OF THE FUND


                  Under the "check-the-box" Regulations, a business entity formed as a Limited Partnership under state law will be classified as a partnership for federal income tax purposes unless it affirmatively elects to be taxed as a corporation (a "Tax Partnership"). The Fund will not make such an election.


                  However, Tax Partnerships that are considered "publicly traded" will be treated as corporations for federal income tax purposes. Being so characterized would substantially and adversely affect Limited Partners' after-tax income. Certain Regulations provide "safe harbors" in which Tax Partnerships may ensure that they are not "publicly traded." The Fund expects to qualify at all time for classification as a Tax Partnership under the Code and Regulations, and counsel to the Fund has rendered a legal opinion to this effect. Under the Limited Partnership Agreement, the General Partner may restrict Limited Partners' withdrawal rights so that the Fund could qualify for classification as a Tax Partnership. In many years the nature of the Fund's

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 55 income may enable the Fund to qualify for an exception to the publicly traded partnership provisions of the Code, regardless of the level of withdrawals.


                  The remainder of this discussion assumes that the Fund will be treated as a Tax Partnership, and not an association taxable as a corporation, for all U.S. federal, state and local tax purposes.

B.       TAXATION OF THE FUND AND ITS LIMITED PARTNERS

                  1.       GENERAL


                  The Fund itself will not be subject to U.S. federal income tax. Instead, Limited Partners will be required to report on their own income tax returns their allocable shares of the Fund's net long-term capital gain or loss, net short-term capital gain or loss, net ordinary income or deduction, and various other categories of income, gain, loss, deduction and credit (collectively, "tax items"). A Limited Partner's share of any tax item will be governed by the Limited Partnership Agreement unless (i) the Limited Partnership Agreement is silent as to the Limited Partner's share of that item or (ii) the allocation provided by the Limited Partnership Agreement is not considered to have "substantial economic effect" for tax purposes or is otherwise not in accordance with the Limited Partners' interests in the Fund (as described below). The Fund has adopted the calendar year as its taxable year and will file an annual Fund information return reporting the results of operations.

                  2.       FUND ALLOCATIONS


                  Because the Fund regularly marks its portfolio to market, the Regulations require that the allocation of tax items attributable to its securities holdings must take into account the difference between the adjusted tax basis of the asset giving rise to the item and its book (i.e., fair market) value. The Limited Partnership Agreement provides, in effect, that unless the General Partner chooses, in its sole discretion, to use a different method of allocating tax items it considers consistent with the economic arrangements among the Partners, the Fund will use a method that complies with Regulations under Section 704(c) to allocate gains and losses relating to its securities and will allocate all other tax items in accordance with Partnership Percentages. If the Fund were to deviate from the "safe harbor" methods as to certain items, it is possible that the IRS could consider the allocation inappropriate and require a different allocation of those tax items. This could result in a Partner recognizing a greater or smaller amount of income, gain, loss or deduction than was reported.


                  To achieve tax results similar to those that would be achieved if the Fund made a Section 754 election upon such events as a Partner's withdrawal (see "Section 754 Election" below), without actually making the election (thereby avoiding certain accounting costs and complexities), the Limited Partnership Agreement allows the General Partner to allocate to a withdrawing Partner income and gain equal to the difference between that Partner's Capital Account balance at the time of the withdrawal and the tax basis for his or her Interest at that time. To the extent such special allocations are made, the withdrawing Partner will be allocated income or gain from Fund activities in the year in which the withdrawal is effective, rather than

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 56 recognizing a capital gain in the same amount in the year in which the payment for the withdrawal is received. This could result in some acceleration of taxable income if the withdrawal is close to the end of a taxable year, and could also result in the withdrawing Partner being taxed at ordinary income rates on some or all of the amounts that would otherwise be taxed at favorable long-term capital gain rates. Furthermore, the IRS may challenge such an allocation as being without "substantial economic effect" and not in accordance with Partners' Interests. If such a challenge were successful, the remaining Partners could be considered to have underreported income and gains for the year for which the allocation was made and the Fund and those Partners could be subject to additional taxes as well as interest and penalties.

                  3.       CHARACTERIZATION OF SECURITIES ACTIVITIES


                  Under the Code,  persons or entities that buy  securities  for resale to customers (as market-makers do) are considered "dealers." Dealers must recognize gains and losses differently, and are entitled to different deductions, than others that buy and sell securities. The General Partner believes the Fund should not be considered a "dealer" for tax purposes.


                  Those who are not "dealers" are either "traders" or "investors." In general, "traders" engage in a "trade or business" of buying and selling securities for their own accounts to take advantage of short-term price changes. "Investors" buy securities for longer-term appreciation. Whether one is a "trader" or an "investor" is not determined by a specific formula or set of objective criteria; it depends on an analysis of all the facts and circumstances involved in one's activities, taken as a whole. This characterization will affect, among other things, the extent to which Partners may deduct certain items of Fund expense for federal income tax purposes. (See "Limitations on Deductions" below.)


                  The Fund generally does not expect to engage in significant short-term investment strategies that would involve significant turnover or short-selling. Rather, the Fund expects to hold most of its investments long enough to cause a portion of its realized gains to be long-term in character. However, because of potential differences in the Fund's activities from year to year, it is not possible to predict accurately whether, in any given tax year, the Fund will be considered a "trader" or an "investor."


                  If the IRS or a court were to disagree with the Fund's characterization of its status in a particular year, the IRS could determine that some Partners had underreported their taxable income and the Fund and those Partners could be subject to interest and penalties on the resulting tax deficiencies.

                  4.       CHARACTER OF GAINS AND LOSSES GENERALLY


                  The Fund expects that its recognized gains and losses from securities transactions will generally be characterized as capital gain or loss. Generally, gain or loss will be "long-term" and eligible for preferential long-term capital gain rates if held for more than 12 months. The rate applicable to those assets is 20% for individuals.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 57

                  The following rules may affect the Fund's holding period for a security or may otherwise affect the characterization of certain gains and losses and the timing of realization.

                  o Qualified Small Business Stock. Sections 1045 and 1202 provide special federal income tax benefits for certain holders of "qualified small business stock."
                           Section 1045 allows the rollover of gains from the sale of that stock into other qualified small business stock within 60 days. Section 1202 allows certain taxpayers to exclude 50% of gains on qualified small business stock held more than 5 years. The Fund expects to use these provisions to reduce federal taxes payable by investors to the extent appropriate and feasible in the Adviser's judgment.

                  o Short Sales. Gains and losses from short sales are generally considered short-term capital gains and losses. However, under certain circumstances, it will be considered long-term if the Fund covers the short position with securities it had held for the long-term holding period at the time it made the short sale. Making a short sale will terminate the holding period for "substantially identical property" (e.g., securities of the same class) the Fund holds long.

                  o Anti-Conversion Rules. What would otherwise be capital gain from certain types of transactions (such as "straddles") may be taxed at ordinary income rates to the extent the gain results primarily from the time value of the taxpayer's investment.

                  o Effect of Straddle Rules on Partners' Securities Positions. Under the Code, the IRS may treat certain positions in securities held (directly or indirectly) by a Partner and its indirect interest in similar securities held by the Fund as "straddles" for federal income tax purposes. The application of these "straddle" rules could affect a Partner's holding period for the securities involved and could defer the recognition of losses as to such securities.

                  o Constructive Sale Rules. The Code treats many common hedging transactions as constructive sales for tax purposes. In particular, if the Fund holds a security that has appreciated in value and sells securities of the same class short, enters into a futures or forward contract as to such securities, or engages in similar transactions, it will be treated as if it had sold the appreciated securities.

                  o Options. For options on certain broad-based stock indices, options on stock index futures, and certain other options (collectively "Section 1256 Contracts"), the Code generally applies a "mark-to-market" system of annually taxing unrealized gains and losses and otherwise provides

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 58
                           for special  rules of  taxation.  Under this  system,
                           Section 1256 Contracts held by the Fund at the end of each taxable year will be treated for federal income tax purposes as if it were sold by the Fund for their fair market value at that time. The net gain or loss, if any, resulting from such "deemed sales," together with any gain or loss resulting from actual sales of
                           Section 1256 Contracts during the year, must be taken into account by the Fund in computing its taxable income for that year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the next year, the amount of any gain or loss realized on that sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules. Forty percent of the aggregate net capital gain or loss for each year from such Section 1256 Contracts "deemed" sold is characterized as short-term capital gain or loss and 60% is characterized as long-term capital gain or loss. These gains and losses will be taxed under the general rules described above, and, in the case of losses, will be subject to the limitations generally applicable to capital losses.


                  The character of income and loss received in connection with stock options that are not Section 1256 Contracts involves a number of income tax rules. In general, gain or loss from the sale or exchange of an option has the same character as would gain or loss from a sale of the property underlying the option. The Fund generally will treat options on securities as capital assets. The remainder of this discussion assumes that treatment is appropriate.


                  If the Fund were to write options on stock (or on certain narrow-based stock indices), certain gains and losses would be treated as short-term capital gains or losses, regardless of the Fund's holding period for the option. Thus, for example, if an option granted by the Fund expired, the Fund would recognize a short-term capital gain equal to the amount of the premium it received for issuing the option. Similarly, if the Fund "closes" an option it has written, any gain or loss will be treated as short-term capital gain or loss.


                  If an option on stock (or on narrow-based stock indices) purchased by the Fund expires, the Fund generally will realize a short-term or long-term capital loss equal to the cost of the option, depending upon the holding period for the option. Similarly, if the Fund were to resell that option, it generally would realize a short-term or long-term capital gain or loss, depending on the holding period for the option. The acquisition of a put option is treated as a short sale (discussed below), and thus may affect the holding period of any securities the Fund owns at the time it buys the put that are of the same class as those underlying the put.

                  5.       CONTRIBUTIONS


                  Generally, a contribution of cash to the Fund will not be a taxable event to the contributing Partner or to the Fund. Although it may accept securities or any other property as a contribution to the Fund, the General
Partner generally does not expect to do so. A Partner that contributes securities to the Fund could be subject to tax on any appreciation in those securities at

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 59 the time of contribution; however, no loss would be allowed at the time of contribution if the securities had declined in value.

                  6.       BASIS


                  A Partner's adjusted basis for its Interest will equal its initial basis in the Interest (i.e., cash contributed) increased by (a) any further capital contributions, (b) its distributive share of Fund income (including tax-exempt income) and (c) any increase in its share of any debt of the Fund and decreased (but not below zero) by (x) distributions (including withdrawals) made to it, (y) its distributive share of any Fund deductions or losses, and (z) any decrease in its share of any debt of the Fund.

                  7.       DISTRIBUTIONS


                  A Partner may be taxed on its "distributive" share of the Fund's taxable income or gain regardless of whether it has received any corresponding distribution from the Fund. Because no regular distributions are contemplated, a Partner may need to withdraw capital from the Fund in order to pay tax liabilities arising from the allocation of its share of Fund taxable income. Furthermore, in light of the restrictions on withdrawals imposed by the Limited Partnership Agreement, and the possibility that a withdrawal may be completed with securities (which may be illiquid) rather than cash, it is possible that, notwithstanding the withdrawal provisions, the only source for payment of such tax liabilities would be from the Partner's funds from sources other than the Fund.


                  Whether a particular distribution (generally upon a withdrawal of capital) causes the Partner receiving it to realize taxable income or loss depends on whether assets other than cash are distributed, whether the Partner remains a Partner after the distribution/withdrawal (i.e., whether the distribution "liquidates" the Partner's Interest), and the relation of the cash distributed to the Partner's basis in its Interest in the Fund.

                  o Non-Liquidating Distributions. Where a Partner remains a Partner after a withdrawal or other distribution, a distribution generally will cause it to realize taxable income only if and to the extent the cash distributed exceeds the Partner's adjusted basis in its Interest. For these purposes, any decrease in a Partner's share of Fund debt will be treated as a distribution of cash to the Partner. Distributions to continuing Partners will not cause tax losses to be realized. Cash distributions will reduce the receiving Partner's basis in his or her Interest. Taxable gain upon a distribution would generally be taxable as short-term or long-term capital gain, depending on the Partner's holding period for the Interest. However, upon a withdrawal, the Fund may specially allocate income, gain and losses to the withdrawing Partner in a manner that could convert what would otherwise be capital gains to ordinary income or long-term capital gains into short-term capital gains. (See the discussion under the heading "Fund Allocations" above). In addition, in

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 60
                           the unlikely event the Fund were deemed to have "unrealized receivables" (including unrealized income from certain bonds acquired at a discount) or "inventory" at the time of a distribution, Section 751 of the Code could require different treatment. (See the heading "Section 751" below).


                  A distribution of property other than cash (i.e., securities) to a continuing Partner should not result in taxable income or loss to the Fund or to the receiving Partner (again, except to the extent Section 751 applies).(1)


                  The distributee Partner's basis in the distributed property will be the lesser of (i) the adjusted basis of the property in the hands of the Fund and (ii) the adjusted basis of the Partner's Interest (after reduction for any cash received as part of the distribution). The basis of a Partner's Interest will be reduced by the basis of the property distributed to that Partner.

                  o Liquidating Distributions. When a Partner withdraws from the Fund completely or its Interest is terminated because the Fund is liquidated, as with non-liquidating distributions, the Partner will recognize gain only to the extent the cash distributed exceeds the adjusted basis in its Interest in the Fund. Unlike with non-liquidating distributions, loss may be recognized if no property other than cash is distributed and the cash distributed is less than the Partner's adjusted basis in its Interest. If property other than cash is distributed, although gain will be recognized to the extent the cash exceeds the Partner's adjusted basis, no loss will be recognized, regardless of the value of the non-cash property distributed. The Partner's basis in non-cash property so distributed will be equal to the adjusted basis of the Partner's Interest immediately before the distribution decreased (but not below zero) by any cash received in the liquidation. (But see "Section 751" below.)

                  8.       SECTION 754 ELECTION


                  Section 754 of the Code allows a Tax Partnership to elect to adjust the basis of its assets upon (a) certain distributions of money or property to a Partner or (b) a transfer of an Interest by sale or as a result of the death of a Partner. The general effect of making that election when a Partner has received a distribution of cash would be that the adjusted basis of the Fund's capital assets would be increased by any capital gain (or decreased by any loss) recognized by the Partner who receives the distribution. Where other property is distributed, the adjustments would reflect the difference, if any, between the adjusted basis of the distributed property in the hands of the Fund and the adjusted basis of the property in the hands of the Partner who receives it. There

--------

     (1) Generally, for investors other than "investment companies," distributions of marketable securities are treated like distributions of cash and can result in taxable income. However, the Fund expects to qualify as an "investment company" and Limited Partners to be "eligible members" within the meaning of certain rules. This discussion is based on those expectations.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 61
would be no effect on the Partner who receives the distribution in either event. In the case of a transfer of an Interest, when the Fund later sells assets that were held at the time of the transfer, the transferee would be treated as if it had directly acquired a share of each of the Fund's assets, with a basis for those assets equal in the aggregate to the basis of its Interest immediately after the transfer. In light of the nature and extent of the Fund's expected buying and selling activities, and the likelihood that capital contributions and withdrawals will occur throughout the term of the Fund, it could be impracticable for the Fund to comply strictly with the basis adjustment rules that would apply if the Fund were to make a Section 754 election.


                  The General  Partner has  discretion  whether or not to make a
Section 754 election, but once such an election has been made, it remains in effect for all subsequent taxable years unless revoked with the consent of the IRS, and each subsequent distribution or transfer will result in the adjustments described above.


                  If the General Partner does not elect to make adjustments under Section 754, any benefits that might be available to a transferee of an Interest, or to remaining Partners after a substantial withdrawal, by reason of a possible "step-up" in the basis of the Fund's assets may not be available. However, in the case of withdrawals, the remaining Partners may receive a comparable benefit if the General Partner chooses to specially allocate items of income and gain to the withdrawing Partner. (See "Fund Allocations" above).

                  9.       LIMITATIONS ON DEDUCTIONS


                  The ability of certain Partners to deduct or otherwise utilize Fund losses or deductions allocated to them may be limited by special provisions of the Code, including, but not limited to, the following:

                  o Adjusted Basis of an Interest. A Partner may not deduct losses in excess of the adjusted basis of its Interest at the end of the year in which the loss is incurred. Losses in excess of a Partner's adjusted basis may be carried over to succeeding taxable years when the same limitation will apply. (See "Basis" above).

                  o Amounts at Risk. The amount of loss an individual or a closely held "C" corporation may deduct is limited to the amount that Partner is "at risk" as to the Fund. Where such a Partner has financed an investment in the Fund with certain types of nonrecourse borrowing, that Partner's amount "at risk" could be less than the Partner's adjusted basis in its Interest. In addition, in the unlikely event the Fund borrowed on a nonrecourse basis, certain of those borrowings could increase a Partner's basis without increasing its amount at risk.

                  o Capital Gains and Losses. Fund net capital losses allocated to a Partner for a taxable year will be deductible by a Partner that is a corporation to the extent of the corporate Partner's capital gains and by an individual

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 62

                           Partner to the extent of his or her capital gains plus $3,000. An individual Partner may carry forward any unused capital loss indefinitely to succeeding taxable years and a corporate Partner generally will be entitled to a three-year carryback and a five-year carryforward of any unused capital loss.

                  10.      PASSIVE LOSSES AND INCOME


                  Income or loss of the Fund should be characterized as "portfolio" income or loss and therefore as not arising from a "passive activity."

                  11.      LIMITATIONS ON INTEREST DEDUCTIONS


                  An individual may deduct "investment interest" in a given year only to the extent of his or her "net investment income" for that year. Because an Interest should be considered to give rise to "portfolio" income or loss, interest on amounts an individual Partner borrows to buy an Interest should be considered "investment interest." An individual Partner may be denied a deduction for all or part of this type of interest expense unless the Partner has sufficient investment income from the Fund and other sources. Income of the Fund, such as dividend and interest income but excluding net capital gains (absent a special election), allocable to an individual Partner should be treated as investment income for purposes of this limitation.

                  12.      LIMITATIONS ON MISCELLANEOUS ITEMIZED DEDUCTIONS


                  In years in which the Fund is treated as a "trader," each Partner should be allowed fully to deduct its allocable share of the ordinary and necessary expenses incurred by the Fund in connection with the Fund's "trade or business," including management expenses. If the Fund were treated as an "investor" for any year, individual Partners would not be entitled to deduct their share of the Fund's investment expenses, including Fund and advisory expenses and certain other expenses that relate to investment activities, unless, and only to the extent, their share of those expenses, together with their other "miscellaneous" itemized deductions, exceed 2% of their adjusted gross income for the year. This limitation would also apply to Partners that are "pass-through" entities, such as partnerships, to the extent the owners of those entities were individuals.

                  13.      TAXATION OF FOREIGN INVESTORS


                  Foreign investors should consider carefully the potential tax implications of an investment in the Fund and discuss them with their own tax advisers. For purposes of determining the tax treatment of foreign investors, a foreign investor will not be deemed to be engaged in a U.S. trade or business solely by reason that it invests or trades in securities for its own account (unless it is a "dealer," which the General Partner does not expect the Fund to be). As a result, a foreign investor's allocable share of Fund income (assuming it is not "effectively connected" with a U.S. trade or business in which the foreign investor is otherwise engaged) will be subject to U.S. federal income tax only if it is fixed or determinable, annual or periodical gains, profits and income (including dividends and certain interest income). Such income will be taxed at a rate of

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 63

30% and generally will be collected through withholding from distributions made by the Fund. The tax and withholding rate may be reduced or eliminated by an applicable tax treaty; however, it should be noted that the Code may deny otherwise applicable treaty benefits to a foreign investor if (i) the Fund is not treated as a partnership (or other flow-through entity) under the tax laws of the foreign country of residence of such foreign investor and (ii) the income would not be taxed by the foreign country when distributed to the foreign investor. Except as described below as to "United States real property interests," a foreign investor's share of Fund capital gains generally will not be subject to U.S. income tax, unless the foreign investor is an individual who has been present in the U.S. for an aggregate of 183 days or more during the taxable year.

                  14.      UNRELATED BUSINESS TAXABLE INCOME


                  Generally, an exempt organization is exempt from federal income tax on certain categories of income, such as dividends, interest, capital gains and similar income realized from securities investment or trading activity, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.


                  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.


                  The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based on a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of publicly traded stock as not involving "acquisition indebtedness" and therefore not resulting in UBTI. To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.


                  Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage used by the Fund from time to time, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 64 a Limited Partner which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).


                  To the extent that the Fund generates UBTI, the applicable federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. Annually, the Fund will be required to report to each Partner that is an exempt organization information as to the portion of its income and gains from the Fund that will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund.

                  15.      CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT
                           ORGANIZATIONS

                           (a)      Private Foundations


                  Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires foundation managers, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.


                  In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5 percent of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an Interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this fact would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 65

                  In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holding" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20 percent of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holding." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax.


                  A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

                           (b)      Qualified Retirement Plans


                  Employee benefits plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.

                           (c)      Endowment Funds


                  Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

                  16.      ADMINISTRATIVE MATTERS:  TAX AUDITS


                  Each Partner must either report all Fund items consistently with the treatment by the Fund or disclose specifically in the Partner's tax return any differences between the manner in which a Fund item is treated on the Partner's return and on the Fund return. Such disclosure may be necessary to avoid the penalty for understatement. Since the General Partner does not expect to notify Partners as to the basis for items reported on the Fund's return or the Schedules K-1, Partners, or their tax advisers, may wish to ask the General Partner about significant reported items if they wish to make a systematic evaluation of their exposure to this penalty. If it is finally determined that a taxpayer has underpaid tax for any taxable year, the taxpayer must pay the amount of underpayment plus interest on the underpayment from the date the tax was originally due.


                  In general, the tax treatment of all Fund items will be determined in a unified tax audit for the Fund rather than in an audit of the individual Limited Partners. Tax audits will generally be handled by the Tax Matters Partner (the "TMP"), but other Limited Partners will be entitled to participate in the audit and appellate conference. The General Partner will be the TMP for the Fund. If the IRS proposes a deficiency, a notice of final partnership administrative adjustment will be issued. The TMP can contest that determination on behalf of the Fund in the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 66

Tax Court or other court of its choice. If the TMP chooses to contest the deficiency, other Limited Partners can join the proceeding but cannot bring separate actions.

                  17.      STATE AND LOCAL TAXATION


                  California Tax Considerations. The Fund expects to qualify as an "investment partnership" within the meaning of California tax laws. As a result, a Partner who is not a resident of California will not be subject to California taxes on income and gains derived from his or her investment in the Fund, provided the investment is not interrelated with any trade or business activity of that Partner in California.


                  Other State and Local Taxes. Prospective investors should consult their own tax advisers as to the application of income and other taxes imposed in their states of residence, and in states where it are engaged in business, with respect to their investment in the Fund.

                  18.      FOREIGN TAXES


                  The Fund may invest in securities of entities that do business in foreign countries. Many foreign sovereigns impose a withholding tax on payments of interest, dividends and capital gains to Limited Partners residing in other countries and not otherwise subject to tax by that sovereign. Some potential withholding taxes may be reduced or eliminated under tax treaties. Any withholding taxes imposed will be treated as distributions to the appropriate Limited Partners in the period in which such taxes are withheld. The corresponding foreign tax payments will be allocated to Limited Partners based on the deemed distribution for purposes of claiming a foreign tax credit or deduction.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 67

--------------------------------------------------------------------------------
                                  Section XII.
                  Summary of the Limited Partnership Agreement
--------------------------------------------------------------------------------


                  The rights and obligations of Limited Partners will be governed by the Limited Partnership Agreement, attached as Appendix A hereto. The following briefly summarizes certain provisions of the Limited Partnership Agreement that are not described elsewhere in this Memorandum. Prospective investors are urged to read the Limited Partnership Agreement in its entirety before subscribing.

A.       GENERAL


                  The Fund has been organized as a limited partnership under Delaware law. Van Wagoner Management LLC is the Fund's General Partner. The Limited Partnership Agreement provides that, subject to the supervision of the Directors, the General Partner will manage the day-to-day affairs of the Fund (except for investment advisory services, which will be provided principally by the Adviser pursuant to the terms of an Investment Advisory Agreement with the
Fund) and that the Limited Partners will have no power to take part in the management of the Fund. Upon admission to the Fund, each Partner will acquire a percentage interest in the Fund equal to his or her capital commitment as of the date of admission divided by the sum of the capital commitments of all Partners (including such Partner) as of that day. A Partner's percentage interest will be adjusted to take account of each additional capital contribution or withdrawal using the same technique. Each Partner's percentage interest should be expected to increase or decrease proportionally as additional capital contributions or withdrawals of capital are made.

B.       ALLOCATION OF NET PROFIT AND NET LOSS


                  A separate Capital Account is maintained for each Partner in the Fund. The initial balance of each Partner's Capital Account is such Partner's initial contribution of capital to the Fund. Capital Accounts are adjusted by allocations of net profit or net loss as of the close of business on the last business day of each "fiscal period." A new fiscal period will commence on the first day of the Fund's fiscal year, on each date of any capital contribution to the Fund, or on each date next following the date of any withdrawal or retirement from the Fund. The prior fiscal period will terminate on the date immediately preceding such date of commencement of a new fiscal period. The Capital Account of any Partner making a contribution to the capital of the Fund is credited on the date such contribution is effective to reflect the net amount of such contribution.


                  Net profits or net losses during any fiscal period shall be allocated as of the end of such period to the Capital Accounts of all the Partners in the proportions which each Partner's Capital Account as of the beginning of such fiscal period bore to the sum of the Capital Accounts of all the Partners as of the beginning of such fiscal period (subject to the Profit Allocation discussed below).

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 68

C.       PROFIT ALLOCATIONS


                  The General Partner is entitled at the close of each fiscal year or on the repurchase or transfer of a Limited Partner's Interest, to be credited with an aggregate Profit Allocation out of the profit allocated to each Limited Partner's Capital Account (other than the Capital Account of a Special Limited Partner) during such period, net of losses and other charges allocated to each Limited Partner's Capital Account during such period. The aggregate Profit Allocation to be credited to the General Partner will reflect any net unrealized appreciation or depreciation, as well as net realized gains or losses and net investment income or expense, allocable to each Limited Partner for the applicable period.


                  The Profit Allocation is equal to 25% of the amount by which each Limited Partner's pro rata share of net profits for such period exceeds any unrecouped net losses which have been carried forward from prior years for such Limited Partner in a loss recovery account (the "Contingent Loss Account"). The Contingent Loss Account is a memorandum account, established for each Limited Partner upon admission to the Fund, the opening balance of which is zero. At each date that a Profit Allocation is to be determined, the balance in each Limited Partner's Contingent Loss Account will be increased by the amount of any net loss and decreased (but not below zero) by the amount of any net profits since the last date of which a calculation of the Profit Allocation was made (or in the case of the first such calculation for a Limited Partner, since the admission of a Limited Partner).


                  If a Limited Partner with an unrecovered balance in its Contingent Loss Account repurchases or transfers all or a portion of its Interest in the Fund, the unrecovered balance in such Limited Partner's Contingent Loss Account will be proportionately reduced as of the date such repurchase or transfer is made. Additional capital contributions will not affect any Limited Partner's Contingent Loss Account.


                  If a Limited Partner repurchases or transfers its entire Interest in the Fund as of a date other than the close of a fiscal year, a Profit Allocation will be determined as of such withdrawal date by calculating an amount equal to 25% of the withdrawing Limited Partner's pro rata share of net profits, if any, from the commencement of that fiscal year through the withdrawal date.


                  The Profit Allocation is designed to compensate the General Partner (as well as the Adviser) based upon its level of success in meeting the Fund's investment goals. It may, however, create an incentive for the General Partner and the Adviser to make investments that are more risky or speculative than would be the case in the absence of the Profit Allocation. Further, the General Partner may receive a Profit Allocation with regard to unrealized appreciation as well as realized gains in a Limited Partner's Capital Account.

D.       ALLOCATION OF TAXABLE INCOME AND LOSS


                  The Fund will attempt to allocate all items of taxable income, gain, loss, deduction and credit among the Partners in a manner that the General Partner, in consultation with tax advisers, believes is consistent with the manner in which the economic benefits and burdens of the

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 69

Fund are shared. The General Partner retains discretion to use any technique it considers appropriate and consistent with applicable income tax laws and regulations.

E.       DISTRIBUTIONS


                  Distributions (other than in connection with withdrawals) are not expected, but may be made at such time and in such amounts as the Board of Directors may determine in its discretion. Any distributions (other than in connection with withdrawals) will be made in accordance with the Limited Partners' relative Capital Account balances. In the Board's discretion, distributions may be made in securities held by the Fund.

F.       NET ASSET VALUATION


                  For purposes of determining the value of the Fund's investments, the General Partner will value securities and other assets of the Fund as of the close of the last day or the fiscal period or more frequently, in the discretion of the Board, in accordance with valuation procedures established by the Board and which conform to the requirements of the Investment Company Act. The value of securities and other assets so determined will be conclusive and binding on all the Partners. Subject to Board modification, the General Partner intends to use the following procedures when valuing securities on the basis of its good faith determination of fair market value:


                  1. Securities not subject to investment letter or other similar restrictions on free marketability:


                           (a) If traded on one (1) or more national securities exchanges or traded on the NASDAQ National Market System, the value of each security shall be deemed to be the security's closing price or last trade price for the valuation date as reported in The Wall Street Journal or another nationally recognized publication or service that reports such data. The fair market value of listed options shall be the average of the bid and asked prices for the valuation date.


                           (b) If actively traded over-the-counter (but not on the NASDAQ National Market System), the value shall be deemed to be the closing bid price (closing asked price for securities held short) of such security for the valuation date.


                           (c) If there is no active public market, the General Partner shall make a determination of the fair market value on the valuation date, taking into consideration developments concerning the issuing company subsequent to the acquisition of the securities, any financial data and projections of the issuing company provided to the General Partner and such other factor or factors as the General Partner may deem relevant, consistent with Board procedures.


                  2.   Securities   subject  to   investment   letter  or  other
restrictions on free marketability:

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 70

                           (a) The usual method of valuation shall be to make an appropriate adjustment from the value determined above to reflect the effect of the restrictions on transfer.


                           (b) If the General Partner in good faith (consistent with Board procedures) determines that, because of special circumstances, these valuation methods do not fairly determine the value of a security, the General Partner shall make such adjustments or use such alternative valuation methods as it deems appropriate (consistent with Board procedures).

G.       LIABILITY OF LIMITED PARTNERS


                  Pursuant to applicable Delaware law, Limited Partners generally are not personally liable for obligations of the Fund unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Fund. Any such Limited Partner would be liable only to persons who transact business with the Fund reasonably believing, based on such Limited Partner's conduct, that the Limited Partners do not have the right to take part in the control of the Fund, but they may exercise the right to vote on matters requiring approval under the Investment Company Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Fund's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers. In some other jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Limited Partners.


                  Under Delaware law and the Limited Partnership Agreement, each Limited Partner may be liable up to the amount of any capital in the Fund, and a Limited Partner may be obligated to make certain other payments provided in the Limited Partnership Agreement and to return to the Fund amounts wrongfully distributed to the Limited Partner.

H.       LIABILITY OF THE GENERAL PARTNER


                  The Partnership Agreement provides that the General Partner shall not be liable to the Fund or any of the Limited Partners for any loss or damage occasioned by any act or omission in the performance of the General Partner's services as General Partner in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the General Partner's position. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the General Partner by the Fund, but not the Limited Partners individually, against any liability and expense to which the General Partner may be liable as General Partner that arise in connection with the performance of its activities on behalf of the Fund. The General Partner will not be personally liable to any Limited Partner for any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification of the General Partner for any liability, including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 71 the extent, but only to the extent, that such indemnification would be in violation of applicable law.

I.       AMENDMENTS TO THE LIMITED PARTNERSHIP AGREEMENT


                  The Partnership  Agreement may be amended with the approval of
(i) the Directors, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the General Partner or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts and related allocations may not be made without the consent of any Partners adversely affected or unless each Limited Partner has received notice of the amendment and any Limited Partner objecting to that amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund. However, the General Partner may at any time without the consent of the other Partners of the Fund amend the Partnership Agreement to (i) reflect any change in the Partners of their respective capital contributions, (ii) restate the Limited Partnership Agreement, (iii) effect compliance with any applicable law or regulation, or (iv) make such changes as may be necessary to assure the Fund's continuing eligibility to be classified for U.S. federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject to the requirement that any amendment of the Limited Partnership Agreement made pursuant to items (iii) or (iv) above must be approved by the Directors.

J.       POWER OF ATTORNEY


                  By subscribing for an interest in the Fund, each Limited Partner will appoint the General Partner and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Fund as a limited partnership under Delaware law or signing all instruments effecting authorized changes in the Fund or the Limited Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.


                  The power-of-attorney granted in the Limited Partnership Agreement is a special power-of-attorney coupled with an interest in favor of the General Partner and each of the Directors and, as such, is irrevocable and continues in effect with respect to a particular Partner until all of that Partner's Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the General Partner for admission to the Fund as substitute Partners.

K.       TERM, DISSOLUTION AND LIQUIDATION


                  The Fund will be dissolved upon the occurrence of any of the following events:

                  o upon the affirmative vote to dissolve the Fund by both (1) the Directors and (2) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 72

                  o upon either of (1) an election by the General Partner to dissolve the Fund or (2) the termination of the General Partner's status as a general partner of the Fund (other than as a result of a transfer as provided in the Limited Partnership Agreement), unless (A) as to clause (2) above, there is at least one other general partner of the Fund who is authorized to and does carry on the business of the Fund, and (B) as to either event both the Directors and Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners shall elect within 60 days after that event to continue the business of the Fund and a person to be admitted to the Fund, effective as of the date of such event, as an additional General Partner has agreed to make the contributions to the capital of the Fund as are required to be made in the Limited Partnership Agreement;

                  o upon the failure of Partners to elect successor Directors at a meeting called by the General Partner when no Director remains;

                  o upon the expiration of any two-year period which commences on the date on which any Limited Partner has submitted a written notice to the Fund requesting to tender such Limited Partner's Interest for repurchase by the Fund if the Fund has not commenced a tender offer within such two-year period to repurchase the Limited Partner's Interest, subject to the annual maximum repurchase limit established by the Board as in effect from time to time; or

                  o        as required by operation of law.


                  Upon the occurrence of any event of dissolution, the General Partner, or a liquidator, if the General Partner is unable to perform this function, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described previously for ordinary allocations of profits and losses.


                  Upon the dissolution of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Partners, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the General Partner or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.

L.       REPORTS


                  The Fund will furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for Partners to complete federal and state income tax

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 73 or information returns, along with any other tax information required by law. The Fund will send to Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. The Fund may also furnish to Partners such other periodic reports as it deems necessary or appropriate in its discretion.


                             ADDITIONAL INFORMATION


                  The General Partner and Adviser are available to answer prospective investor's questions and will make available any additional information to the extent such information can be obtained without unreasonable effort or expense. Prospective investors and/or their advisors are invited to communicate with the General Partner and Adviser at the Fund's office or by telephone at 415.835.5000.

                  Van Wagoner Private Opportunities Fund, L.P.
               -Confidential Private Placement Memorandum-Page 74

                                   APPENDIX A

                        AGREEMENT OF LIMITED PARTNERSHIP


                   [See Exhibit (a)(2) of Item 24 in Form N-2]


                  Van Wagoner Private Opportunities Fund, L.P.
                   -Confidential Private Placement Memorandum

                                   APPENDIX B

                              SUBSCRIPTION BOOKLET

                                    [Omitted]


                  Van Wagoner Private Opportunities Fund, L.P.
                   -Confidential Private Placement Memorandum

                                   APPENDIX C

           FORM ADV (PART II) FOR VAN WAGONER CAPITAL MANAGEMENT, INC.

                                    [Omitted]


                  Van Wagoner Private Opportunities Fund, L.P.
                   -Confidential Private Placement Memorandum

                                    FORM N-2

                  VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.


                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements:

         Because Registrant has no assets, financial statements are omitted.

(2)      Exhibits:

         (a)(1)    Certificate of Limited Partnership.
         (a)(2)    Agreement of Limited Partnership.
         (b)       Not Applicable.
         (c)       Not Applicable.
         (d)       See Item 24(2)(a)(2).
         (e)       Not Applicable.
         (f)       Not Applicable.
         (g)       Form of Investment Advisory Agreement
         (h)       Not Applicable.
         (i)       Not Applicable.
         (j)       Custody Agreement
         (k)       Administration, Accounting and Investor Services Agreement.
         (l)       Not Applicable.
         (m)       Not Applicable.
         (n)       Opinion of Counsel as to tax matters.
         (o)       Not Applicable.
         (p)       Not Applicable.
         (q)       Not Applicable.
         (r)       Code of Ethics of Registrant and Van Wagoner Management, LLC.

ITEM 25. MARKETING ARRANGEMENTS

                  Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Blue Sky fees and expenses (including fees of counsel)        $  5,000
         Legal and accounting fees and expenses                         125,000
         Printing, engraving and offering expenses                       10,000
         Miscellaneous                                                   10,000

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that Registrant may be deemed to be controlled by Van Wagoner Management LLC, the general partner of the Registrant, which, in turn, is controlled by its managing member, Garrett R. Van Wagoner. Mr. Van Wagoner controls Van Wagoner Capital Management, Inc., the investment adviser.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

Title of Class                      Number of Record Holders

Limited Partnership Interests       1 (Registrant  anticipates  that as a result
                                    of the private offering of interests there will be more than 100 record holders of such interests in the future.)

ITEM 29. INDEMNIFICATION

         Reference is made to Section 3.7 of the Registrant's Limited Partnership Agreement (the "Partnership Agreement") filed as Exhibit 2(a)(2) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

         The Registrant, in conjunction with the General Partner, the Adviser and the Registrant's directors, will maintain insurance on behalf of any person who is or was an independent director officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         A description of any other business, profession, vocation or employment of a substantial nature in which the investment adviser of Registrant, and each director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Registrant's Confidential Private Placement Memorandum in the sections entitled "Prior Performance of the Adviser and Management of the Fund", and "Conflicts of Interest."

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the General Partner, 345 California Street, Suite 2450, San Francisco, California 94104.

ITEM 32. MANAGEMENT SERVICES

         Not Applicable.

ITEM 33. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California, on the 19th day of January, 2001.

                                    VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.

                                    By:     VAN WAGONER MANAGEMENT LLC,
                                            its General Partner


                                            By:      Garrett R. Van Wagoner*
                                               ---------------------------------
                                                     Garrett R. Van Wagoner
                                                     Managing Member
*By      /s/ David A. Hearth
         ---------------------------
         David A. Hearth
         pursuant to power
         of attorney filed
         herewith

                                  EXHIBIT INDEX

EXHIBIT NUMBER                           DOCUMENT DESCRIPTION

    (a)(1)           Certificate of Limited Partnership

    (a)(2)           Agreement of Limited Partnership

      (b)            Not Applicable

      (c)            Not Applicable

      (d)            See Exhibit (a)(2)

      (e)            Not Applicable

      (f)            Not Applicable

      (g)            Form of Investment Advisory Agreement

      (h)            Not Applicable

      (i)            Not Applicable

      (j)            Custody Agreement

      (k)            Administration, Accounting and Investor Services Agreement

      (l)            Not Applicable

      (m)            Not Applicable

      (n)            Opinion of Counsel as to tax matters.

      (o)            Not Applicable

      (p)            Not Applicable

      (q)            Not Applicable

      (r)            Code of Ethics of Registrant and Van Wagoner Management LLC

                                 Exhibit (a)(1)

                       Certificate of Limited Partnership

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                  VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.


                  This Certificate of Limited Partnership of Van Wagoner Private Opportunities Fund, L.P. (the "Partnership"), is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.


                  1. The name of the Partnership is Van Wagoner Private Opportunities Fund, L.P.


                  2. The address of the registered office of the Partnership is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Partnership's registered agent at that address is Corporation Service Company.


                  3. The name and address of the general partner is Van Wagoner Management, LLC, a Delaware limited liability company, at 345 California Street, Suite 2450, San Francisco, California 94104.


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Certificate of Formation of Limited Partnership as of 15th day of November, 2000.



                                            Van Wagoner Management, LLC,
                                            General Partner


                                            By: /s/  William X. Minor
                                                ----------------------------
                                                     William X. Minor
                                                     Chief Financial Officer

                                 Exhibit (a)(2)

                        Agreement of Limited Partnership

                  VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.
                          LIMITED PARTNERSHIP AGREEMENT

                  THIS LIMITED PARTNERSHIP AGREEMENT of Van Wagoner Private Opportunities Fund, L.P. (the "Fund") is dated and effective as of January 11, 2001 by and among Van Wagoner Management LLC, a Delaware limited liability company, as the General Partner, William X. Minor as the Organizational Limited Partner, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a General Partner or as a Limited Partner.

                               W I T N E S S E T H

                  WHEREAS, the Fund has been formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act pursuant to an initial Certificate of Limited Partnership (the "Certificate") dated and filed with the Secretary of State of Delaware on November 21, 2000;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants set forth herein, it is hereby agreed as follows:

                                    Article I
                                   DEFINITIONS

                  For purposes of this Agreement:

                  Adviser means Van Wagoner Capital Management, Inc., or any successor thereto, who serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement.

                  Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  Affiliate means an affiliated person as such term is defined in the Investment Company Act of 1940, as amended.

                  Agreement means this Limited Partnership Agreement, as amended and/or restated from time to time.

                  Allocation Change means, with respect to each Limited Partner for each Allocation Measurement Period, the difference between:

                           (1) the sum of (a) the balance of such Limited Partner's Capital Account as of the close of the Allocation Measurement Period (after giving effect to all allocations to be made to such Limited Partner's Capital Account as of
                                    such date other  than any Profit  Allocation
                                    to be debited against such Limited Partner's
                                    Capital  Account),  plus (b) any  debits  to
                                    such  Limited   Partner's   Capital  Account
                                    during the Allocation  Measurement Period to
                                    reflect  any actual or deemed  distributions
                                    or repurchases  with respect to such Limited
                                    Partner's  Interest,  plus (c) any debits to
                                    such  Limited   Partner's   Capital  Account
                                    during the Allocation  Measurement Period to
                                    reflect any items  allocable to such Limited
                                    Partner's   Capital   Account   pursuant  to
                                    Section 5.6 hereof; and

                           (2) the sum of (a) the balance of such Limited Partner's Capital Account as of the commencement of the Allocation Measurement Period, plus (b) any credits to such Limited Partner's Capital Account during the Allocation Measurement Period to reflect any contributions by such Limited Partner to the capital of the Fund.

                           If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

                  Allocation Measurement Period means, with respect to each Limited Partner, the period commencing as of the day of admission of such Limited Partner to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Measurement Period with respect to such Limited Partner, and ending at the close of business on the first to occur of the following:

                           (1)      the last day of the relevant Fiscal Year;

                           (2) the day preceding any day as of which such Limited Partner becomes a Special Limited Partner;

                           (3) the day on which such Limited Partner ceases to be a Special Limited Partner;

                           (4) the day on which the Fund repurchases the Interest or portion thereof of such Limited Partner; and

                           (5)      the day  preceding the day on which there is
                                    a  Transfer   of  such   Limited   Partner's
                                    Interest or portion thereof.

                  Board  means the Board of  Directors  established  pursuant to
Section 2.6 hereof.

                  Capital Account means, with respect to each Partner, the capital account established and maintained on behalf of each Partner pursuant to
Section 5.3 hereof.

                  Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Partner.

                  Certificate means the Certificate of Limited Partnership of the Fund and any amendments thereto as filed with the office of the Secretary of State of Delaware.

                  Closing Date means the first date on or as of which a Partner other than the Organizational Limited Partner or the General Partner is admitted to the Fund.

                  Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

                  Contingent Loss Account means a memorandum account to be recorded on the books and records of the Fund with respect to each Limited Partner, which shall have an initial balance of zero and which shall be adjusted as follows:

                           (1) As of the first day after the close of each Allocation Measurement Period for such Limited Partner, the balance of the Contingent Loss Account shall be increased by the amount, if any, of such Limited Partner's Negative Allocation Change for such Allocation Measurement Period or reduced (but not below zero) by the amount, if any, of such Limited Partner's Positive Allocation Change for such Allocation Measurement Period.

                           (2) The balance of the Contingent Loss Account shall be reduced (but not below zero) as of the first day the Capital Account balance of any Limited Partner is reduced as a result of a repurchase or Transfer with respect to such Limited Partner's Interest by an amount determined by multiplying (a) such balance by (b) a fraction, the numerator of which is equal to the amount of the repurchase or Transfer, and the denominator of which is equal to the balance of such Limited Partner's Capital

                                    Account immediately before giving effect to such repurchase or Transfer.

                  No transferee of any Interest shall succeed to any Contingent Loss Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

                  Delaware Act means the Delaware Revised Uniform Limited Partnership Act as in effect on the date hereof and as amended from time to time, or any successor law.

                  Director means each natural person listed on Schedule I hereto who severs on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board.

                  Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                           (1)      the last day of a Fiscal Year;

                           (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

                           (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any Partner;

                           (4) the day as of which the Fund admits a substitute Partner to whom an Interest (or portion thereof) of a Partner has been transferred (unless there is no change of beneficial ownership); or

                           (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Partner, other than an amount to be credited to or debited against the Capital Accounts of all Partners in accordance with their respective Fund Percentages.

                  Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

                  Form N-2 means the Fund's Registration Statement on Form N-2 filed with the United States Securities and Exchange Commission, as amended from time to time.

                  Fund means the limited partnership governed hereby, as such limited partnership may from time to time be constituted.

                  Fund Percentage means a percentage established for each Partner on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Partner for a Fiscal Period shall be determined by dividing the balance of the Partner's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Partners as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Partners for each Fiscal Period shall equal 100%.

                  General Partner means Van Wagoner Management LLC or any other person admitted to the Fund as a general partner. If at any time there is more than one general partner of the Fund, unless otherwise provided herein, any action allowed or required to be taken by the General Partners shall require the unanimous approval of all the General Partners.

                  Independent   Director  means  any  Director  who  is  not  an
"interested person" of the Fund, as such term is defined in the 1940 Act.

                  Interest means the entire ownership interest in the Fund at any particular time of a Partner or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.3 or Section 4.4 hereof, including the rights and obligations of such Partner or other person under this Agreement and the Delaware Act.

                  Investment   Advisory  Agreement  means  a  written  agreement
entered into by the Fund pursuant to which the Adviser provides investment advisory services to the Fund.

                  Limited Partner means any person who shall have been admitted to the Fund as a Limited Partner until the Fund repurchases the entire Interest of such person pursuant to Section 4.5 hereof or a substitute Limited Partner is admitted to the Fund with respect to any such person's entire Interest as a limited partner pursuant to Section 4.4 hereof.

                  Management Fee means the fee assessed by the Adviser for providing services under the terms of the Investment Advisory Agreement, which fee is paid by a debit made against each Limited Partner's Capital Account.

                  Negative Allocation Change has the meaning given such term in the definition of Allocation Change.

                  Net Assets means the value of the total assets of the Fund within the meaning of Section 2(a)(41) of the 1940 Act, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

                  Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing
Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Partners on a basis which is not in accordance with the respective Fund Percentages of all Partners as of the commencement of such Fiscal Period.

                  1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  Organizational Limited Partner means William X. Minor.

                  Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

                  Positive Allocation Change has the meaning given such term in the definition of Allocation Change.

                  Profit Allocation means, with respect to each Limited Partner, 25% of the amount, determined as of the close of each Allocation Measurement Period with respect to such Limited Partner, by which such Limited Partner's Positive Allocation Change for such Allocation Measurement Period, if any, exceeds any balance in such Partner's Contingent Loss Account as of the most recent prior date as of which any adjustment has been made thereto.

                  Securities means securities (including, without limitation, equities, debt obligations, options, and any other "security" as that term is defined in Section 2(a)(36) of the 1940 Act), and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

                  Special Limited Partner means a Limited Partner who is an employee or director of the General Partner, the Adviser, or Affiliates of such persons, and members of the immediate families of the General Partner, Adviser and their Affiliates.

                  Transfer  means  the  assignment,   transfer,  sale  or  other
disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                  Voting Interest means with respect to a Partner the number of votes equivalent to such Partner's Fund Percentage (including any fractional interest calculated to at least two decimal points) as of the record date for a meeting of Partners.

                                   Article II
                   ORGANIZATION; ADMISSION OF PARTNERS; BOARD

         2.1 FORMATION OF LIMITED PARTNERSHIP.

                  The parties hereto agree to continue the Fund as a limited partnership under this Agreement and pursuant to the Delaware Act, and agree that the rights, duties and liabilities of the Partners shall be as provided in the Delaware Act, except as otherwise provided in this Agreement.

                  The General Partner shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

         2.2 NAME.

                  The name of the Fund shall be "Van Wagoner Private Opportunities Fund, L.P." or such other name as the Board may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act, and (ii) sending notice thereof to each Partner. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, under any other name deemed advisable by the Board.

         2.3 PRINCIPAL AND REGISTERED OFFICES.

                  The principal office of the Fund shall be 345 California Street, Suite 2450, San Francisco, California 94104, or such other place as the Board may designate from time to time.

                  The Fund shall have its registered office in Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and Corporation Service Company shall serve as the Fund's registered agent for service of process in Delaware, unless the Board designates a different registered office or agent in accordance with the Delaware Act.

         2.4 DURATION.

                  The term of the Fund commenced upon the filing of the Certificate with the Secretary of State of Delaware, and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

         2.5 BUSINESS OF THE FUND.

                  (a) The business of the Fund is to purchase, sell, invest and trade in Securities, both public and private, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the Board may deem necessary or advisable to carry out the business and objective of the Fund.

                  (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

         2.6 THE BOARD.

                  (a) The Organizational Limited Partner hereby approves the General Partner's delegation to the Directors, pursuant to Section 3.1 hereof, of the General Partner's rights and powers under this Agreement and pursuant to applicable law, and designates those persons listed on Schedule I as the initial members of the Board of Directors. The Directors shall agree to be bound by the terms of this Agreement when serving in such capacity. A Director is not required to contribute capital to nor hold Interests of the Fund as a Partner. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

                  (b) The number of Directors shall be fixed from time to time by the Directors then in office, but, at the Closing Date, shall not be fewer than two.

                  (c) Each Director shall serve for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to subparagraph (e) of this section. If any vacancy in the position of Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment, at least two-thirds of the Directors then serving will have been elected by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving.

                  (d) If no Director remains, the General Partner shall promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Partners shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

                  (e) The status of a Director  shall  terminate if the Director
(i) dies; (ii) is adjudicated to be incompetent; (iii) resigns as Director (upon not less than 90 days' prior written notice to the other Directors); (iv) is removed pursuant to paragraph (f) of this Section 2.6; (v) is certified by a physician to be mentally or physically unable to perform his or her duties under this Agreement; or (vi) is determined to be ineligible to serve as a director of a registered investment company pursuant to the 1940 Act.

                  (f) A Director may be removed either by (i) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote, or (ii) the vote or written consent of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners.

         2.7 ADDITIONAL OR SUBSTITUTE GENERAL PARTNER.

                  The Board may admit to the Fund as an additional General Partner any person who shall agree to be bound by the terms of this Agreement in serving the Fund as a general partner. The Board may admit to the Fund as a substitute General Partner any person to which the General Partner has transferred its Interest, as provided in Section 4.3. Such person shall be admitted immediately prior to the Transfer and shall continue the business of the Fund without dissolution. The name and address of the General Partner and the Capital Contribution of the General Partner shall be reflected on the books and records of the Fund.

         2.8 ADMISSION OF LIMITED PARTNERS.

                  The Board may at any time and without advance notice to or consent from any Limited Partner instruct the General Partner to admit as an additional Limited Partner any person who shall agree to be bound by the terms of this Agreement. The General Partner may in its discretion reject subscriptions for Interests in the Fund. The admission of any person as an additional Limited Partner shall be effective upon the execution and delivery of this Agreement or a counterpart thereof by or on behalf of such additional Limited Partner. The General Partner shall cause the books and records of the Fund to reflect the name and the required contribution to the capital of the Fund of such additional Limited Partner. For all purposes of the Delaware Act, the Limited Partners shall constitute a single class or group of limited partners of the Fund.

         2.9 ORGANIZATIONAL LIMITED PARTNER.

                  Upon the admission to the Fund of any additional Limited Partner pursuant to Section 2.8, the Organizational Limited Partner shall withdraw from the Fund as the organizational limited partner and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a Partner of the Fund.

         2.10 LIMITED LIABILITY OF LIMITED PARTNERS.

                  Except as otherwise provided under applicable law, a Limited Partner shall not be liable for the Fund's obligations in any amount in excess of the Limited Partner's Capital Account balance, plus such Limited Partner's share of undistributed profits and assets. In addition, subject to applicable law, a Limited Partner shall be obligated to return to the Fund amounts distributed to the Limited Partner in accordance with this Agreement if, after giving effect to such distribution, the Fund's liabilities exceed the fair value of the Fund's assets.

                                   Article III
                                   MANAGEMENT

         3.1 MANAGEMENT AND CONTROL.

                  (a) The General Partner hereby irrevocably delegates to the members of the Board of Directors, except for the right to execute documents on behalf of the Fund and to bind the Fund and except to the extent any such delegation is not permitted under the Delaware Act, its rights and powers to manage and control the business and affairs of the Fund, including the complete authority to oversee and to establish policies regarding the management, conduct, and operation of the Fund's business, and to do all things necessary and proper to carry out the objective and business of the Fund, including, without limitation, the power to engage the Adviser to provide investment advisory services to the Fund pursuant to the Investment Advisory Agreement, and such other rights and powers expressly given to the Directors under this Agreement. The parties hereto intend that, to the fullest extent permitted by law and except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and (ii) each Independent Director shall be vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act. During the period in which the Fund shall have no Directors, the General Partner shall manage and control the Fund. The General Partner retains only those rights, powers and duties that have not been delegated hereunder and which may not be delegated under the Delaware Act. Notwithstanding the foregoing delegation, the General Partner shall continue to be the general partner of the Fund and shall remain liable as such. In no event shall a Director be considered a general partner of the Fund by agreement, estoppel, or otherwise as a result of the performance of his or her duties hereunder or otherwise.

                  (b) The General Partner shall be designated the tax matters partner for purposes of Section 6231(a)(7) of the Code. Each Partner agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The tax matters partner shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provision of the Code or other revenue laws.

                  (c) Limited Partners shall have no right to participate in and shall take no part in the management or control of the Fund's business, and shall have no right, power or authority to act for or bind the Fund. Limited Partners shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board may delegate to any person any right, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

         3.2 ACTIONS BY THE BOARD.

                  (a) Unless provided otherwise in this Agreement, the Board shall act only (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present, or (ii) by unanimous written consent of all of the Directors without a meeting (which may be transmitted with an original signature, by facsimile or email), if permissible under the 1940 Act.

                  (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

                  (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

         3.3 MEETINGS OF PARTNERS.

                  (a) Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present. Meetings of the Partners may be called by the Board or by Partners holding a majority of the total number of votes eligible to be cast by all Partners, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Partner entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Partner shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Partners at a meeting. The presence in person or by proxy of Partners holding a majority of the total number of vote eligible to be cast by all Partners as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Partners may be adjourned by action of a majority of the Partners present in person or by proxy without additional notice to the Partners. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of those Partners shall be elected as Directors, and (ii) all other actions of the Partners taken at a meeting shall require the affirmative vote of Partners holding a majority of the total number of votes eligible to be case by those Partners who are present in person or by proxy at such meeting.

                  (b) Each Partner shall be entitled to cast at any meeting of Partners a number of votes equivalent to such Partner's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners to determine eligibility to vote at such meeting and the number of votes which each Partner will be entitled to cast at such meeting, and shall maintain for each such record date a list setting forth the name of each Partner and the number of votes that each Partner will be entitled to cast at the meeting.

                  (c) A Partner may vote at any meeting of Partners by a proxy properly executed in writing by the Partner and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Partner executing the proxy is present at the meeting and decides to vote in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting forth the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required under this Agreement to approve such action.

         3.4 CUSTODY OF ASSETS OF THE FUND.

                  The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

         3.5 OTHER ACTIVITIES.

                  (a) None of the Directors, the General Partner nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

                  (b) Any Partner, Director or the Adviser, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustee of any trust, or entering into any other commercial arrangements. No Partner shall have any rights in or to such activities of any other Partner, Director, the Adviser or Affiliates of any of them, or any profits derived therefrom.

         3.6 DUTY OF CARE.

                  (a) The Directors, the General Partner, including any officer, director, member, partner, principal, employee or agent of the General Partner, and the Adviser, including any officer, director, member, principal, employee or agent of the Adviser, and each of their affiliates, shall not be liable to the Fund or to any of its Partners for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

                  (b) A Partner not in breach of any obligation hereunder or under any agreement pursuant to which the Partner subscribed for an Interest shall be liable to the Fund, any other Partner or third parties only as required by the Delaware Act or as otherwise provided in this Agreement.

         3.7 INDEMNIFICATION.

                  (a) To the fullest  extent  permitted  by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including each affiliate, officer, director, member, partner, principal, employee or agent of, or any person who controls, the Adviser, and their executors, heirs, assigns, successors or other legal representatives), and the General Partner (including each affiliate, officer, director, member, partner, principal, employee or agent of, or any person who controls, the General Partner, and their executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an "indemnitee"), against all losses, claims, damages, liabilities, costs and expense, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, the Adviser or the General Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a); provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) if (i) approved as in the best interests of the Fund by a majority of the Independent Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) An indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits, in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses, to be liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7, it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the Fund shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified or to any indemnification or advancement of expenses under this Section 3.7 shall be on the Fund (or any Partner acting derivatively or otherwise on behalf of the Fund or its Partners).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7, or to which he, she or it may otherwise be entitled, except out of the assets of the Fund, and no Partner shall be personally liable with respect to any such claim for indemnification on behalf of any indemnitee.

                  (f) The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which an indemnitee may be entitled by contract or otherwise under law. Nothing contained in this
Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

         3.8 FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as the General Partner (or its Affiliates) provides services to the Fund as provided under this Agreement, it shall be entitled to receive such fees as may be agreed to by the General Partner (or its Affiliates) and the Fund pursuant to the Investment Advisory Agreement.

                  (b) The Fund shall compensate each Independent Director for his or her services under this Agreement as may be determined by the Board. In addition, the Fund shall reimburse the Independent Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement, as may be determined by the Board.

                  (c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or as otherwise provided under this Agreement. Expenses to be borne by the Fund include, but are not limited to, the following:

                           (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, prime brokerage fees, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet
                                    purchased,   custodial  fees,  margin  fees,
                                    transfer  taxes  and  premiums,   and  taxes
                                    withheld on foreign dividends;

                           (2) all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable federal or state laws;

                           (3) the costs and expenses of holding any meetings of Partners that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

                           (4) fees and disbursements of any attorneys, accountants, auditors, and other consultants and professionals engaged on behalf of the Fund;

                           (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partner, the Adviser or the Directors;

                           (6) any fees payable to the General Partner for services provided to the Fund by the General Partner (or its Affiliates) under this Agreement;

                           (7) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Partners;

                           (8) all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, and appraisal and valuation services provided by third parties;

                           (9) all charges for equipment or services used for communications between the Fund and any custodian or other agent engaged by the Fund;

                           (10)     fees  payable  to  custodians   and  persons
                                    providing  administrative  services  to  the
                                    Fund;

                           (11) premiums related to insurance policies covering directors' and officers' errors and omissions, in such amounts and on such terms as the Board may approve; and

                           (12) such other types of expenses as the Board may approve from time to time.

                  The General Partner and the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses they pay on behalf of the Fund.

                                   Article IV
              TERMINATION OF STATUS AND REMOVAL OF GENERAL PARTNER;
                            TRANSFERS AND REPURCHASES

         4.1 TERMINATION OF STATUS OF THE GENERAL PARTNER.

                  (a) The General Partner shall cease to be the general partner of the Fund if the General Partner (i) dissolves or otherwise terminates its existence, (ii) voluntarily withdraws as General Partner, (iii) is removed as provided in Section 4.2, (iv) transfers its entire Interest as General Partner as permitted in Section 4.3 and the person to whom such Interest is transferred is admitted as a substitute General Partner pursuant to Section 2.7, or (v) otherwise ceases to be a general partner of the Fund under Section 17-402(a) of the Delaware Act.

                  (b) The General Partner may not withdraw voluntarily as General Partner until the earliest to occur of the following: (i) one year from the date on which the General Partner has given the Directors written notice of its intention to withdraw (or upon providing notice for a shorter period if, in the opinion of counsel to the Fund, such withdrawal is not likely to cause the Fund to lose its partnership tax classification or as otherwise permitted by the 1940 Act); (ii) the date on which the Investment Advisory Agreement between the Adviser and the Fund is terminated, unless within 30 days after such termination, the Directors request the General Partner not to withdraw, in which case the General Partner shall withdraw 180 days after such termination of the Investment Advisory Agreement, unless a successor general partner is earlier approved by the Fund; and (iii) the date on which one or more persons have agreed to assume the obligations of the General Partner with the approval of the Directors and such other approvals as may be required by the 1940 Act.

         4.2 REMOVAL OF GENERAL PARTNER.

                  The General Partner may be removed by the vote or written consent of Partners holding not less than two-thirds of the total number votes eligible to be cast by all Partners.

         4.3 TRANSFER OF INTERESTS OF GENERAL PARTNER.

                  The General Partner may not transfer its Interests as the General Partner unless such Transfer has been approved by the Board and satisfies other provisions of applicable law, and provided that the transferee agrees to be bound by all of the terms of this Agreement. By executing this Agreement, each other Partner shall be deemed to have consented to any such Transfer permitted by this subsection.

         4.4 TRANSFER OF INTERESTS OF LIMITED PARTNERS.

                  (a) An Interest or portion thereof of a Limited Partner may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, dissolution, incapacity or mental incompetence of such Limited Partner, or (ii) with the written consent of the General Partner as provided in
Section 4.4(b).

                  (b) The General Partner may in its discretion consent in writing to a Transfer of an Interest or a portion thereof of a Limited Partner if (i) the transfer is a private transfer within the meaning of Treasury Regulation Section 1.7704-1(e)(i) of the Code; (ii) the person to whom such Interest is transferred (or each of such person's equity owners, if such person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the General Partner reasonably believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act (or successor rule thereto) and other requirements for admission as a Limited Partner of the Fund, or is otherwise exempt from such requirements; and (iii) after the Transfer, the balance of the Capital Account of the transferring Limited Partner is at least equal to the amount of the Limited Partner's initial Capital Contribution.

                  (c) If any person acquiring an Interest from a Limited Partner, as provided in subparagraph (a) of this section, does not meet the eligibility requirements for admission as a Limited Partner of the Fund, the Fund reserves the right to redeem the Interest of such transferee.

                  (d) A person acquiring a transferred Interest, as provided in this section, shall not be entitled to the rights of a Limited Partner unless and until such transferee becomes a substitute Limited Partner. If a Limited Partner transfers its Interest or portion thereof with the approval of the General Partner, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is transferred is admitted to the Fund as a substitute Limited Partner. The admission of any transferee as a substitute Limited Partner shall be effective upon the execution and delivery by, or on behalf of, such substitute Limited Partner of this Agreement or a counterpart hereof. Each transferring Limited Partner and transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Limited Partner's entire Interest, such Limited Partner shall cease to be a Partner of the Fund.

                  (e) Each transferring Limited Partner shall indemnify and hold harmless the Fund, the Directors, the General Partner, each other Limited Partner, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from
(i) any Transfer made by such Limited Partner in violation of this Section 4.4, or (ii) any misrepresentation by such Limited Partner in connection with any such Transfer.

         4.5 REPURCHASE OF INTERESTS.

                  (a) Except as otherwise provided in this Agreement, no Partner or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase its Interest or portion thereof. The Board may from time to time, in its discretion and on such terms and conditions as it may determine, cause the Fund to repurchase pursuant to written tenders made by Partners up to 10% annually of the net asset value of the outstanding Interests or portions thereof of the Fund. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders made by Partners, the Board shall consider the following factors, among others: (i) whether any Partners have requested to tender Interests or portions thereof to the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests or portions thereof; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  (b) The Board in its discretion may permit repurchases of Interests or portions thereof in excess of the 10% annual limit set forth in subparagraph (a) of this section, provided, however, that the Board may assess a fee equal to 1% of the net asset value of Interests or portions thereof to be repurchased in excess of the 10% limit in order to meet administrative costs and other expenses incurred by the Fund in connection with such repurchase.

                  (c) The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms that it considers to be fair to the Fund and to all Partners (including persons holding Interests acquired from Partners), as applicable.

                  (d) Except as provided below in subparagraphs (e) and (f), the General Partner may tender its Interest or a portion thereof for repurchase under this section only if and to the extent that (1) such repurchase will not cause the value of the Capital Account of the General Partner to be less than the value thereof required to be maintained pursuant to Section 5.1(c), or (2) in the opinion of legal counsel to the Fund, such repurchase will not jeopardize the classification of the Fund as a partnership for U.S. federal income tax purposes.

                  (e) More than 180 days after the termination of the Investment Advisory Agreement between the Adviser and the Fund, the General Partner may, by written notice to the Directors, tender to the Fund all or any portion of its Capital Account, which it is not required to maintain pursuant to Section 5.1(c), until it ceases to be a general partner of the Fund pursuant to Section
4.1. Within 30 days after the receipt of such notice, the Directors shall cause the tendered portion of such Capital Account to be repurchased by the Fund for cash, subject to any adjustment required by Section 5.7.

                  (f) If the General Partner ceases to be a general partner of the Fund pursuant to Section 4.1 and the business of the Fund is continued pursuant to Section 6.1(a)(2), the former General Partner may, by written notice to the Directors within 60 days of the action resulting in the continuation of the Fund, tender to the Fund all or any portion of its Interest. Within 30 days after the receipt of such notice, the Directors shall cause such Interest to be repurchased by the Fund for cash in an amount equal to the balance of the former General Partner's Capital Account or applicable portion, subject to any adjustment pursuant to Section 5.7. If the former General Partner does not tender to the Fund all of its Interest as permitted by this paragraph, such Interest shall thereafter be deemed to be and shall be treated in all respects as the Interest of a Limited Partner.

                  (g) The Board may cause the Fund to repurchase an Interest or portion thereof of a Partner, or any person acquiring an Interest or portion thereof from a Partner, if the Board determines or has reason to believe that:

                           (1) such an Interest or portion thereof has been transferred (i) in violation of Section 4.3 or Section 4.4 of this Agreement, or (ii) by operation of law as the result of the death, dissolution, bankruptcy, disability or mental incompetence of a Limited Partner, and ownership of such Interest or portion by the transferee will cause the Fund to be in violation of, or require registration or regulation of any Interest or portion under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                           (2) continued ownership of such an Interest or portion may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Partners to an undue risk of adverse tax or other fiscal consequences;

                           (3) any of the representations and warranties made by a Partner in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                           (4) the Board determines that it is in the best interests of the Fund to repurchase such Interest or portion thereof.

                  (h) The Fund may, in the discretion of the Board, pay the entire proceeds of a repurchase of Interests, or part of the proceeds, in cash or securities of equivalent value. The effective date of a repurchase shall be a date set by the Board after the Fund receives all eligible written tenders of Interests or portions thereof from Partners (the "effective date"). The amount due to a tendering Partner will equal the value of the Partner's Capital Account or portion thereof based on the value of the Fund's Net Assets as of the effective date, after giving effect to all allocations to be made to the Partner's Capital Account as of this date.

                  The proceeds of a repurchase shall be paid to tendering Partners, on a pari passu basis, first in cash (and, as determined by the Board in its discretion, marketable securities), equal to a percentage of the estimated unaudited net asset value of the Interests (or portions thereof) tendered, as the Board may determine in its discretion (the "cash payment"). Next, the repurchase proceeds shall include promissory notes (the "notes"), which the Fund will issue to cover the contingent excess, if any, of (a) the net asset value of the Interests tendered as of the effective date, determined on the basis of the Fund's audited financial statements for the Fiscal Year in which the repurchase is effective, over (b) the cash payment. The notes will bear no interest and will not be transferable. Payment of the cash amount and the notes will be made to tendering Partners promptly after the effective date. The notes will be payable in cash promptly after completion of the audit of the Fund's financial statements. The Fund shall maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount of the notes.

                                    Article V
                                     CAPITAL

         5.1 CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Partner to the capital of the Fund shall be $250,000 ($25,000 for each Special Limited Partner), or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Partner shall be recorded on the books of the Fund upon acceptance as a contribution to the capital of the Fund.

                  (b) The Limited Partners may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Limited Partner shall be obligated to make any additional contribution to the capital of the Fund except as otherwise provided in this Agreement.

                  (c) The General Partner may make additional contributions to the capital of the Fund effective as of such times and in such amounts as the Board may determine, and shall be required to make additional contributions to the capital of the Fund from time to time to the extent necessary to maintain the balance of its Capital Account at an amount, if any, necessary to ensure that the Fund will be treated as a partnership for federal income tax purposes. Except as provided above or in the Delaware Act, the General Partner shall not be required or obligated to make any additional contributions to the capital of the Fund.

                  (d) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Partner shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The value of contributed Securities shall be determined as of the date of contribution in accordance with Section 7.3 of this Agreement.

                  (e) The minimum initial and additional contributions set forth in (a) and (b) of this section may be reduced by the Board.

         5.2 RIGHTS OF PARTNERS TO CAPITAL.

                  No Partner shall be entitled to interest on its contribution to the capital of the Fund, nor shall any Partner be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Partner's Interest pursuant to Section 4.5 of this Agreement, (ii) pursuant to the provisions of Section 5.9, or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2. No Partner shall be liable for the return of any such amounts. No Partner shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         5.3 CAPITAL ACCOUNTS.

                  (a) The Fund shall maintain a separate Capital Account for each Partner.

                  (b) Each Partner's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with

Section 7.3 of this Agreement) constituting such Partner's initial contribution to the capita1 of the Fund.

                  (c) Each Partner's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3) constituting additional contributions by such Partner to the capital of the Fund, as permitted by Section 5.1, plus (ii) any amount credited to such Partner's Capital Account pursuant to the provisions of this Article V.

                  (d) Each Partner's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of a Partner's Interest or portion thereof, or distributions to such Partner which are not reinvested, plus (ii) any amounts debited against such Partner's Capital Account pursuant to the provisions of this Article V.

                  (e) If all or a portion of an Interest in the Fund is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

         5.4 ALLOCATION OF NET PROFIT AND LOSS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Partners in accordance with their respective Fund Percentages for such Fiscal Period.

         5.5 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

                  (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Partner, then the Board, without limitation of any other rights of the Fund, shall cause the amount of such obligation to be debited against the Capital Account of such Partner when the Fund pays such obligation, and any distributions thereafter made to such Partner shall be reduced by the amount of such taxes. If the amount of such taxes is greater than the distributions, then such Partner and any successor to such Partner's Interest shall promptly pay such excess to the Fund on demand (and the Capital Account of that Partner shall be debited by the amount of that excess not promptly paid). The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be so eligible.

                  (b) Except as otherwise provided in this Agreement and unless prohibited by the 1940 Act, any Fund expenditure or other item, to the extent determined by the Board to have been paid or incurred or otherwise attributable to one or more but fewer than all of the Partners, shall be charged only to those Partners on whose behalf such expenditure or item was paid or incurred or whose particular circumstances gave rise to such expenditure or item. Such charges shall be debited from the Capital Accounts of those Partners as of the close of the Fiscal Period during which any such expenditure or item was paid or incurred.

         5.6 RESERVES.

                  The Fund may retain an amount of cash it deems reasonably necessary or appropriate to satisfy the obligations of the Fund on an annual net operating basis including, without limitation, repurchase of Interests, debt payments, replacements, and unforeseen contingencies.

         5.7 PROFIT ALLOCATION.

                  (a) The General Partner shall be entitled to the Profit Allocation, as provided under this Agreement. The Profit Allocation, when payable, shall be debited against the Capital Account of each Limited Partner as of the last day of each Allocation Measurement Period with respect to such Limited Partner, and the amount so debited shall be credited to the Capital Account of the General Partner. The Profit Allocation shall be calculated separately with respect to each Limited Partner for each Allocation Measurement Period; provided, however, that no Profit Allocation shall be made with respect to a Limited Partner for a particular Allocation Measurement Period if such person was a Special Limited Partner as of the first day of such Allocation Measurement Period.

                  (b) By the last business day of the month following the date on which any amounts are credited to the Capital Account of the General Partner pursuant to Section 5.7(a), the General Partner may withdraw up to 100% of any such amounts (computed on the basis of unaudited data). The Fund shall pay to the General Partner any additional amounts determined to be owed to the General Partner based on the audit of the books of the Fund, and the General Partner shall pay to the Fund any amounts determined on the basis of such audit to have been credited to the General Partner's Capital Account in excess.

         5.8 TAX ALLOCATIONS.

                  For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Partners in such a manner as to reflect equitably amounts credited or debited to each Partner's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Partners such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                  If the Fund realizes capital gains (including short-term capital gains) for federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Partners (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such gains as follows: (i) first, among such positive Basis Partners, pro rata, in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Partner, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Partner shall have been eliminated, and (ii) then to the other Partners, if any gains are not allocated as provided in (i), in such manner as shall reflect equitably the amounts credited to such Partners' Capital Accounts.

                  As used in this section, (i) the term "Positive Basis" shall mean, with respect to any Partner and as of any time of calculation, the amount by which the total of such Partner's Capital Account as of such time exceeds the "adjusted tax basis" (for federal income tax purposes) of the Partner's Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any Transfer or assignment of such Interest, including by reason of death, and without regard to such Partner's share of the liabilities of the Fund under Section 752 of the Code); and (ii) the term "Positive Basis Partner" shall mean a Partner who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal, but such Partner shall cease to be a Positive Basis Partner at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

                  Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains (including short-term capital gains) for federal income tax purposes in any Fiscal Year with respect to which any amounts are credited to the Capital Account of the General Partner under Section 5.7(a) hereof, the Board (at the request of the General Partner) may specially allocate such gains to the General Partner up to an amount by which the sum total of any such credited amounts exceeds the General Partner's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws any such credited amounts under Section 5.7(b) hereof.

         5.9 DISTRIBUTIONS.

                  (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Partners on a pro rata basis in accordance with the Partners' Fund Percentages.

                  (b) The Board may withhold taxes from a  distribution  made to any Partner to the extent required by the Code or other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Partner shall be deemed to be a distribution or payment to such Partner, reducing the amount otherwise distributable to such Partner pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Partner.

                  (c) Notwithstanding anything to the contrary contained herein, a distribution shall not be made to Partners if such distribution results in a violation of the Delaware Act or other applicable law.

                                   Article VI
                           DISSOLUTION AND LIQUIDATION

         6.1 DISSOLUTION,

                  (a) The Fund shall be dissolved at any time there are no Partners, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

                           (1) upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Partners holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Partners;

                           (2) upon either of (i) an election by the General Partner to dissolve the Fund, or
                                    (ii) the General Partner's ceasing to be the general partner of the Fund pursuant to
                                    Section 4.1 (other than in conjunction with a Transfer of the General Partner's Interest to a person who is admitted as a substitute General Partner pursuant to Section 2.7), unless (a) as to the event set forth in clause (ii) above, there is at least one other general partner of the Fund who is authorized to and exercises its authority to carry on the business of the Fund, and (b) as to either event, both the Directors and the

                                    Partners holding not less than two-thirds of
                                    the  total  number of votes  eligible  to be
                                    cast by all  Partners  shall elect within 60
                                    days  after  such  event  to  continue   the
                                    business  of the  Fund  and a  person  to be
                                    admitted  to  the  Fund  as  an   additional
                                    General Partner, effective as of the date of such event, has agreed to contribute capital to the Fund as required by Section 5.1;

                           (3) upon the failure of Partners to elect successor Directors, in accordance with
                                    Section 2.6(d),  when no Director remains to
                                    continue the business of the Fund;

                           (4) upon the expiration of any two-year period beginning on the date on which any Limited Partner has submitted a written notice (submitted in January 2003 or later) to the Fund requesting to tender such Limited Partner's Interest for repurchase, if the Fund has not commenced a tender offer for repurchase of the Limited Partner's Interest within such two-year period, subject to the annual maximum limit for repurchase of outstanding Interests established by the Board and in effect at such time; or

                           (5)      as required by operation of law.

                  Dissolution of the Fund shall be effective on the day in which the event giving rise to dissolution occurs, but the Fund shall not terminate until the assets of the Fund have been liquidated, in accordance with Section 6.2, and the Certificate has been canceled.

         6.2 LIQUIDATION OF ASSETS.

(a) Upon the dissolution of the Fund as provided in Section 6.1, the Board, acting directly or through a liquidator elected by Partners holding a majority of the total number of votes eligible to be cast by all Partners (if the Board is unable to perform this function), shall wind up the affairs of the Fund and liquidate its assets. Net Profit and Net Loss during the liquidation period shall be allocated pursuant to Article V of this Agreement. Subject to the requirements of the Delaware Act, the liquidation proceeds shall be distributed in the following manner:

                           (1) first, the debts of the Fund, other than debts, liabilities or obligations of Partners, and the expenses of liquidation (including legal and accounting expenses incurred in the course of liquidation), up to and including the date that distribution of the Fund's assets to the Partners has been completed, shall be paid on a pro rata basis;

                           (2) next, such debts, liabilities or obligations as are owing to the Partners shall be paid in their order of seniority and on a pro rata basis;

                           (3) then, the Partners shall be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Partners' Capital Accounts for the Fiscal Period ending on the date of distributions made pursuant to this Section 6.2(a)(3).

                  (b) Notwithstanding anything to the contrary in this Section 6.2, the Board or liquidator, upon dissolution of the Fund, may distribute any assets of the Fund ratably in kind; provided, however, that if any in-kind distribution is to be made, (i) the assets so distributed shall be valued in accordance with the requirements of Section 7.3 of this Agreement of as of the actual date of their distribution, and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   Article VII
                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

         7.1 ACCOUNTING AND REPORTS.

                  (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion to be in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

                  (b) After the end of each taxable year, the Fund shall furnish to each Partner such information regarding the operation of the Fund and such Partner's Interest as is necessary for Partners to complete federal and state income tax or information returns and any other tax information required by federal or state law.

                  (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Partner a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Partner such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2 DETERMINATIONS BY THE BOARD.

                  (a) All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable hereto, shall be determined by the Board (either directly or by the General Partner, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Partners.

                  (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Partners.

         7.3 VALUATION OF ASSETS.

                  (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible asset of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Partners and all parties claiming through or under them.

                                  Article VIII
                            MISCELLANEOUS PROVISIONS

         8.1 AMENDMENT OF LIMITED PARTNERSHIP AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the General Partner (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940
Act) of the outstanding Voting Interests of the Fund.

                  (b) Any amendment that will:

                           (1) increase the obligation of a Partner to make any contribution to the capital of the Fund; ,

                           (2) reduce the Capital Account of a Partner other than in accordance with Article V; or

                           (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Partner adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Partner has received written notice of such amendment, and (B) any Partner objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

                  (c) The Board at any time without the consent of the Partners may:

                           (1) restate this Agreement together with any amendments, which have been duly adopted as provided hereunder, to incorporate such amendments in a single, integrated document;

                           (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b)) to effect compliance with any applicable law or regulation, or to cure any ambiguity or correct or supplement any provision of this Agreement which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Partner in any material respect; and

                           (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice  of legal  counsel  to the  Fund,  to
                                    assure the Fund's continuing eligibility for
                                    classification   as  a   partnership   under
                                    Section 7704(a) of the Code,

                  subject, however, to the limitation that any amendment to this Agreement pursuant to Sections 8.1(c)(2) or (3) shall be valid only if approved by the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).

                  (d) The Board shall give written notice of any proposed amendment to this Agreement to each Partner, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Partner upon request.

         8.2 SPECIAL POWER OF ATTORNEY.

                  (a) Each Partner hereby irrevocably makes, constitutes and appoints the General Partner and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                           (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of
                                    Section 8.1);

                           (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

                           (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

         (b) Each Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Partner's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Partner agrees that, notwithstanding any objection which such Partner may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each Partner will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the General Partner and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

                           (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the General Partner, the Board or any liquidator shall have had notice thereof; and

                           (2) shall survive the delivery of a Transfer by a Partner of the whole or any portion of such Partner's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substitute Partner, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the General Partner, the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3 NOTICES.

                  Notices to be provided under this Agreement shall be made (i) if to a Partner, by regular mail, hand delivery, registered or certified mail, return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, (ii) if to the Fund, by registered or certified mail, return receipt requested. Such notices shall be sent to the addresses for the respective parties set forth on the books and records of the Fund, or to such other addresses as may be designated by any party. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement to a person not party to this Agreement may be delivered by any reasonable means.

         8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This Agreement  shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be transferred or delegated except as provided in this Agreement, and any attempted Transfer or delegation which is not made pursuant to the terms of this Agreement shall be void.

         8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties acknowledge that this Agreement is not intended to and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2, which provisions affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Partners. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

         8.6 CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

                  (b) EACH PARTNER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG PARTNERS OR ONE OR MORE PARTNERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE

CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH PARTNER UNDERSTANDS THAT:

                           (1)      ARBITRATION  IS  FINAL  AND  BINDING  ON THE
                                    PARTIES;

                           (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

                           (3)      PRE-ARBITRATION  DISCOVERY IS GENERALLY MORE
                                    LIMITED  THAN  AND   DIFFERENT   FROM  COURT
                                    PROCEEDINGS;

                           (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING, AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                           (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

                  (c) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE AN ARBITRATION PANEL CONVENED IN THE COUNTY AND STATE IN WHICH THE GENERAL PARTNER MAINTAINS ITS PRINCIPAL OFFICE. THE ARBITRATION WILL COMPLY WITH AND BE GOVERNED BY THE PROVISIONS OF THE AGREEMENT (AND ITS SCHEDULES AND EXHIBITS) AND THE RULES OF JAMS/ENDISPUTE AND NO PARTY TO ANY SUCH CONTROVERSY SHALL BE ENTITLED TO ANY PUNITIVE DAMAGES. JUDGMENT MAY BE ENTERED UPON ANY AWARD GRANTED IN ANY SUCH ARBITRATION IN ANY COURT OF COMPETENT JURISDICTION. EACH PARTNER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

         8.7 NOT FOR BENEFIT OF CREDITORS.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Partners, Directors and the Fund. This Agreement is not intended for the benefit of non-Partner creditors, and no rights are granted to any non-Partner creditors under this Agreement.

         8.8 CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing, and a signed copy thereof shall be filed and kept with the books of the Fund.

         8.9 MERGER AND CONSOLIDATION.

                  (a) The Fund may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities (as defined in the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with the Delaware Act may, to the extent permitted by this Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited partnership agreement for the Fund if it is the surviving or resulting limited partnership in the merger or consolidation, or (iii) provide that the limited partnership agreement of any other constituent limited partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the limited partnership agreement of the surviving or resulting limited partnership.

         8.10 PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         8.11 CONFIDENTIALITY.

                  (a) A Partner may obtain from the Fund, for any purpose reasonably related to the Partner's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to
reasonable   standards  (including
standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board.

                  (b) Each Partner covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Partner (collectively, "Confidential Information") without the prior written co sent of the Board, which consent may be withheld in its sole discretion.

                  (c)  Each  Partner  recognizes  that in the  event  that  this
Section 8.11 is breached by any Partner or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Partners and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Partners and the Fund may be entitled, such Partners also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

                  (d) The Fund shall have the right to keep confidential from the Limited Partners for such period of time as the General Partner deems reasonable, any information which the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

         8.12 CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Partner or transferee of an Interest from a Partner that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of
Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Partner's status. Any Partner who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purpose of U.S. federal tax withholding.

         8.13 SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent, jurisdiction not to be enforceable in the manner set forth in this Agreement, each Partner agrees that it is the intention of the Partners that such provision should be enforceable to the maximum extent possible under applicable unenforceable law. If any provision of this Agreement is held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         8.14 ENTIRE AGREEMENT.

                  This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Partner, may enter into written agreements (the "Other Agreements") with Partners, executed contemporaneously with the admission of such Partners to the Fund, effecting the terms hereof in order to meet certain requirements of such Partners. The parties hereto agree that any terms contained in any Other Agreement with a Partner shall govern with respect to such Partner, notwithstanding the provisions of this Agreement.

         8.15 DISCRETION.

                  To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Partners, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

         8.16 COUNTERPARTS.

                  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

         THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    ORGANIZATIONAL LIMITED PARTNER:


                                    /s/ William X. Minor
                                    ------------------------------
                                        William X. Minor

                                    VAN WAGONER MANAGEMENT LLC:

                                    By: /s/      Garrett R. Van Wagoner
                                        ------------------------------------
                                        Name:    Garrett R. Van Wagoner
                                        Title:   Managing Member

                                    ADDITIONAL PARTNERS:
                                    Each person who has signed or has had signed on its behalf a Partner Signature Page, which shall constitute a counterpart hereof.


The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.


                                    /s/ Garrett R. Van Wagoner
                                    ------------------------------
                                        Garrett R. Van Wagoner
                                        Director


                                    /s/ Larry P. Arnold
                                    ------------------------------
                                        Larry P. Arnold
                                        Director

                                   SCHEDULE I

                                    DIRECTORS


NAME AND ADDRESS



----------------------------------

Garrett R. Van Wagoner
c/o Van Wagoner Funds
345 California Street, Suite 2450
San Francisco, CA  94104

Larry P. Arnold
c/o Van Wagoner Funds
345 California Street, Suite 2450
San Francisco, CA  94104

                                   Exhibit (g)

                      Form of Investment Advisory Agreement

                          INVESTMENT ADVISORY AGREEMENT

                  AGREEMENT made this 22nd day of January, 2001, by and between Van Wagoner Private Opportunities Fund, L.P., a Delaware limited partnership (the "Partnership"), and Van Wagoner Capital Management, Inc. a California corporation (the "Adviser"):

                              W I T N E S S E T H:

                  WHEREAS, the Partnership intends to engage in business as a closed-end, non-diversified management investment company and is or will be registered as such under the Investment Company Act of 1940, as amended (the 1940 Act"); and

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing advice relating to investments in securities; and

                  WHEREAS, the Partnership desires to retain the Adviser to render investment advisory services to the Partnership in the manner and on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Adviser desires to be retained to perform those services on said terms and conditions;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Partnership and the Adviser agree as follows:

                  1. The Partnership hereby retains the Adviser to serve as its investment adviser and, subject to the supervision and control of the members of the Board of Directors of the Partnership (the "Directors"), to manage the investment activities of the Partnership as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder, including: (a) to continuously manage the assets of the Partnership in a manner consistent with the investment objective, policies and restrictions of the Partnership, as set forth in the Confidential Private Placement Memorandum of the Partnership and as may be adopted from time to time by the Directors, and applicable laws and regulations; (b) to determine the securities to be purchased, sold or otherwise disposed of by the Partnership and the timing of such purchases, sales and dispositions; and (c) to take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Partnership, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish the Partnership with such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Partnership may, from time to time, reasonably request.

                  2. Without limiting the generality of paragraph 1 hereof, the Adviser shall be authorized to take the following actions in performing its obligations under this Agreement: (a) open, maintain and close accounts in the name and on behalf of the Partnership with brokers and dealers as it determines to be appropriate; (b) select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Partnership on such terms as the Adviser considers appropriate and which are consistent with the policies of the Partnership; and
(c) subject to any policies adopted by the Directors and provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Partnership as the Adviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Partnership and the cost of such services does not represent the lowest cost available). The Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law. The Adviser may use, subject to such procedures as may be adopted by the Directors, affiliates of the Adviser as brokers to effect securities transactions for the Partnership, and the Partnership may pay such commissions to such brokers in such amounts as are permissible under applicable law.

                  3. The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to render the services to be provided hereunder.

                  4. The Partnership shall, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Partnership as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

                  5. The Partnership shall assume and pay or cause to be paid all expenses of the Partnership not expressly assumed by the Adviser under this Agreement, including, without limitation: all expenses directly related to portfolio transactions and positions taken for the Partnership's account, which expenses may include (but not be limited to) brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds; all costs and expenses associated with the organization and registration of the Partnership, including certain offering costs and the costs of complying with any applicable federal or state laws; attorneys' fees and disbursements associated with updating the Partnership's Confidential Private Placement Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Partnership in connection with the offerings of interests in the Partnership; the costs and expenses of holding meetings of the Directors and any meetings of limited partners of the Partnership; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership; the fees of custodians and other persons providing custodial, administrative and other services to the Partnership; the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership or the Directors; all expenses of computing the Partnership's net asset value, including any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Partnership's transactions among the Adviser and any custodian or other agent engaged by the Partnership.

                  6. As compensation for the services provided to the Partnership and the expenses assumed by the Adviser under this Agreement, the Adviser shall receive a fee equal on an annual basis to 2.00% of the capital account of each limited partner of the Partnership, as provided under the terms of the Limited Partnership Agreement of the Partnership (the "Partnership Agreement"). This fee shall be paid quarterly in advance on the first day of the calendar quarter. For the initial period of investment of the Partnership (i.e., the period beginning on the date of the initial closing and ending on the last day of that calendar quarter), the fee paid to the Adviser shall be prorated for the days in that quarter.

                  7. The Adviser shall use its best efforts in rendering investment advisory services to the Partnership under the terms of this Agreement, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, neither the Adviser nor any of its owners, directors, officers or employees thereof, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the "Affiliates") shall be liable to the Partnership for any error of judgment, mistake of law, or any act or omission by the Adviser and its Affiliates relating to the services to be provided hereunder.

                  8. a. The Partnership shall indemnify the Adviser, its owners, directors, officers or employees and any of their Affiliates (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Partnership, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). An Indemnified Person shall be entitled to indemnification hereunder upon a determination made in the following manner: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding, or (B) legal counsel selected by a vote of a majority of the Directors and set forth in writing, that the Indemnified Person is entitled to indemnification hereunder. The Partnership shall advance to an Indemnified Person (to the extent the Partnership has funds available and without incurring borrowing expenses for such purpose) reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person shall agree as a condition of any such advance, to reimburse the Partnership for such advance if it is determined, as provided in this paragraph, that the Indemnified Person was not entitled to indemnification hereunder.

                  b. Notwithstanding anything to the contrary set forth above, the provisions of this paragraph 8 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under the federal securities laws) to the extent that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law. The provisions of this paragraph 8, however, shall be construed to effectuate its purpose to the fullest extent permitted by law.

         9. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any owner, officer or employee of the Adviser (or its affiliates) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

         10. This Agreement shall remain in effect for an initial term expiring two years from the date hereof, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Partnership, as defined by the 1940 Act and the rules thereunder, or by the Directors, provided that in either event such continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Partnership may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Directors or by the vote of a majority of the outstanding voting securities of the Partnership (as defined by the 1940 Act and the rules thereunder). The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Partnership. This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless the continuance of the Agreement has been permitted by grant of an exemptive order issued by the Securities and Exchange Commission.

         11. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or telecopier.

         12. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Directors and by a majority of the Independent Directors in accordance with the provisions of
Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of limited partners of the Partnership as is required by the 1940 Act and the rules thereunder.

         13. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent the applicable law of California, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         14. The Partnership represents that this Agreement has been duly approved by the Directors, including a majority of the Independent Directors, and by the sole initial limited partner of the Partnership, in accordance with the requirements of the 1940 Act and the rules thereunder.

         15. The parties to this Agreement agree that the obligations of the Partnership under this Agreement shall not be binding upon any of the Directors, limited partners of the Partnership or any officers, employees or agents, whether past, present or future, of the Partnership, individually, but are binding only upon the assets and property of the Partnership.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.


                                    VAN WAGONER PRIVATE OPPORTUNITIES
                                    FUND, L.P.

                                    By:      VAN WAGONER MANAGEMENT LLC
                                             Its General Partner

                                             By:
                                                --------------------------------
                                                      Garrett R. Van Wagoner
                                                      Its Managing Member

                                    VAN WAGONER CAPITAL MANAGEMENT,
                                    INC.

                                    By:
                                             -----------------------------------
                                             Garrett R. Van Wagoner
                                             Chairman and President

                                   Exhibit (j)

                                Custody Agreement

                              GLOBAL INSTITUTIONAL
                            MASTER CUSTODY AGREEMENT


         THIS AGREEMENT is made this ____________ day of __________, 20__, between ______________________________________ a corporation organized and existing under the laws of _________________ (the "Company"), and THE NORTHERN TRUST COMPANY, an Illinois corporation, of Chicago, Illinois (the "Northern").

         The Northern shall establish an account (the "Account") to hold such assets of the Company as are transferred to it from time to time.

         The Company shall direct Northern to establish one or more separate accounts ("Separate Account") for cash, securities and other property of the Account received by Northern from time to time. Each Separate Account shall be managed by either the Company or an investment manager appointed by the Company. By written direction the Company will designate assets of the Account to be allocated to each Separate Account and direct Northern to transfer assets of the Account to or from each Separate Account. With respect to cash deposited in Northern's banking department, the Separate Accounts are maintained as a matter of convenience and, therefore, Northern may aggregate the Separate Accounts for purposes of its depository requirements.

         Northern shall appoint as its agent a foreign custodian to hold the assets of any Separate Account established by the Company for investment in foreign securities.

         Northern's duties shall be as follows:

         1. Northern shall hold and safeguard the cash, securities, and other property in the Account and shall collect the income and principal thereof when due.

         2. Northern may hold securities or other property of each Separate Account through an agent or in the name of its nominee or in a corporate depository or federal book entry account system or other form as it deems best. Northern shall: A. For U.S. assets and assets denominated in currencies of any foreign countries from which Northern is able to forward proxies on a timely basis, forward any proxies relating to such securities or property, to the investment manager, Company or the Company's designee; B. For assets denominated in currencies of any foreign countries from which Northern is unable to forward proxies on a timely basis, vote any proxies relating to such securities or property, for management unless otherwise directed by the investment manager, Company, or the Company's designee.

         3. With respect to a Separate Account managed by the Company, all security transactions shall be placed through brokers of its choice. Each investment manager appointed by the Company is authorized to execute security trades directly with respect to its respective Separate Account. Northern is hereby directed to receive and pay for securities purchased, in accordance with industry practice, and to deliver, in accordance with industry practice, securities sold, by the Company or by an investment manager. Under no circumstance shall Northern pay any money to an investment manager except pursuant to written instructions by the Company. Northern shall issue its operating instructions to the Company and an investment manager as it deems appropriate.



         4. Northern is authorized, but shall not be obligated, to credit the Account provisionally on payable date with interest, dividends, distributions, redemptions or other amounts due. Otherwise, such amounts will be credited to the Account on the date such amounts are actually received by Northern and reconciled to the Account. In cases where Northern has credited the Account with such amount prior to actual collection and reconciliation, the Company acknowledges that Northern shall be entitled to recover any such credit on demand and further agrees that Northern may reverse such credit as of payable date if and to the extent that it does not receive such amounts in the ordinary course of business.

         5. Northern is authorized, but shall not be obligated, to advance its own funds to complete transactions in cases where adequate funds may not otherwise be available to the Account. In such situations Northern shall be entitled to repayment of any amounts advanced plus its applicable fee for advancing such funds.

         6. The Company recognizes that any decision to effect a provisional credit or an advancement of Northern's own funds to the Account pursuant to this Agreement will be an accommodation granted entirely at Northern's option and in light of the particular circumstances, which circumstances may involve conditions in different countries, markets and classes of assets at different times. The Company shall make Northern whole for any loss it may incur from granting such accommodations and acknowledges that Northern shall be entitled to recover any relevant amounts on demand from the Company. All amounts thus due to Northern shall be paid by Northern from the Account unless otherwise paid on a timely basis and in that connection the Company acknowledges that Northern has a continuing lien on all Account assets to secure such payments and agrees that Northern may apply or set off against such amounts any amounts credited by or due from Northern to the Company. If funds in the Account are insufficient to make any such payment, the Company shall promptly deliver to Northern the amount of such deficiency in immediately available funds when and as specified by Northern's written or oral notification.

         7. Northern may execute and deliver as agent of the Company and pursuant to the Company's directions or the directions of an investment manager any assignments, stock or bond powers or other documents or instruments and, in particular (a) may sell, assign, transfer, or make other disposition of any security or other property in the Account in accordance with industry practice; (b) may obtain any payment due; and (c) may make payment in accordance with industry practice for any securities purchased or otherwise acquired. Northern may execute any and all documents by signing as agent of the Company or as its attorney-in-fact pursuant to this authorization.

         8. Subject to contrary instructions from the Company or an investment manager, United States Dollars held by Northern in the United States shall be invested for short term purposes pursuant to the direction contained in Appendix
A. For currencies other than United States Dollars, Northern shall invest cash as directed by the Company, or an investment manager, which may include interest bearing accounts of a foreign custodian.

         9. In connection with Northern's global custody service the Company will maintain deposits at Northern's London Branch. The Company acknowledges and agrees that such deposits are payable only in the currency in which an applicable deposit is denominated; that such deposits are payable only on its demand at Northern's London Branch; that such deposits are not payable at any of Northern's offices in the United States; and that Northern will not in any manner directly or indirectly promise or guarantee any such payment in the United States.

         The Company further acknowledges and agrees that such deposits are subject to cross-border risk, and therefore Northern will have no obligation to make payment of deposits if and to the extent that it is prevented from doing so by reason of applicable law or regulation or any Sovereign Risk event affecting the London Branch or the currency in which the applicable deposit is denominated. "Sovereign Risk" for this purpose means nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the property rights of persons who are not residents of the affected jurisdiction; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond Northern's control.

         THE COMPANY ACKNOWLEDGES AND AGREES THAT DEPOSIT ACCOUNTS MAINTAINED AT FOREIGN BRANCHES OF UNITED STATES BANKS (INCLUDING, IF APPLICABLE, ACCOUNTS IN WHICH CUSTOMER FUNDS FOR THE PURCHASE OF SECURITIES ARE HELD ON AND AFTER CONTRACTUAL SETTLEMENT DATE), ARE NOT INSURED BY THE U.S. FEDERAL DEPOSIT INSURANCE CORPORATION; MAY NOT BE GUARANTEED BY ANY LOCAL OR FOREIGN GOVERNMENTAL AUTHORITY; ARE UNSECURED; AND IN A LIQUIDATION MAY BE SUBORDINATED IN PRIORITY OF PAYMENT TO DOMESTIC (U.S. - DOMICILED) DEPOSITS. THEREFORE, BENEFICIAL OWNERS OF SUCH FOREIGN BRANCH DEPOSITS MAY BE UNSECURED CREDITORS OF THE NORTHERN TRUST COMPANY.

Deposit account balances that are owned by United States residents are expected to be maintained in an aggregate amount of at least $100,000 or the equivalent in other currencies.

         10. If a corporation in which the Account holds common stock declares a dividend in stock, and such payment results in a fractional share, Northern shall sell such fraction.

         11. In the event the Company invests, or authorizes any investment manager to invest, the assets of any Separate Account in financial futures or options on futures, the Company shall direct Northern: (i) to transfer initial margin to a futures commission merchant or third party safekeeping bank as directed by the Company or the investment manager; and (ii) to pay or demand variation margin in accordance with industry practice to or from the designated futures commission merchant based on daily marking to market calculations. Northern shall have no investment or custodial responsibility with respect to assets of any Separate Account transferred to a futures commission merchant or safekeeping bank.

         12. In the event that the Company or an investment manager engages in any type of options transactions including, but not limited to, put and call options, Northern is authorized to pledge assets of a Separate Account as collateral for such transaction in accordance with industry practice.

         13. In the event that the Company engages, or authorizes any investment manager to engage, in short sale transactions with respect to any Separate Account, Northern's responsibilities shall be limited to putting the short positions on record, and accepting or transferring assets to or from the Separate Account, as the Company or the investment manager directs. Northern shall have no responsibility to calculate realized gains or losses, nor shall Northern have any investment or custodial responsibility with respect to cash or securities held by brokers or others, in connection with such transactions.

         14. Pursuant to the Company's direction or the direction of an investment manager, and subject to Northern's consent, Northern shall enter into such additional procedural, safekeeping, custody, or other agreements with brokers, futures commission merchants, safekeeping banks or others as the Company or the investment manager may deem necessary to effectuate any futures, options on futures, options or short sale transactions undertaken with respect to any Separate Account, and Northern shall establish such collateral accounts (which may be sub-accounts of a Separate Account) as the Company or an investment manager shall direct. The Company or the investment manager shall approve the form and content of any such additional agreements, and the provisions of such agreements shall control in the event of a conflict with this agreement. Northern shall have no investment or custodial responsibility hereunder for any assets held pursuant to any such agreement.

         15. Northern's duties shall be limited to those expressly set forth in this agreement. Except to the extent Northern exercises discretion with respect to securities lending, Northern shall have no obligation to make any investment review, to consider the propriety of holding or selling any property in the Account or to provide any advice. Northern shall incur no liability to the Company or the Account for any act taken or omitted by Northern or any of its agents pursuant to this agreement and shall be indemnified by the Company for any losses, expenses, penalties or taxes arising from following the directions pursuant to this agreement or for failing to act in the absence of directions. Northern shall have no responsibility for the solvency or financial condition of any agent engaged in connection with the provision of services to the Account, and shall incur no liability to the Company or the Account for any loss arising therefrom. This paragraph 15 shall survive the termination of this agreement.

         16. Northern shall furnish the Company with periodic statements of account showing all receipts and disbursements and the property in each Separate Account and the market value thereof. Northern shall incur no liability to the Company or the Account for any loss which may arise from the mispricing of Account assets by any broker, pricing service or other person upon whose valuation Northern relies in good faith. A statement of account shall be approved by the Company by written notice delivered to Northern or by failure to object to the statement of account within sixty (60) days of the date upon which the statement of account was delivered to the Company. To the extent permitted by law, the approval of a statement of account shall constitute a full and complete discharge to Northern as to all matters set forth in that statement of account. In no event shall Northern be precluded from having its statement of account settled by a judicial proceeding.

         17. This Account may be terminated at any time upon thirty (30) days written notice from the Company to Northern or from Northern to the Company and upon giving or receiving such notice Northern shall promptly deliver all cash, securities and other property then in the Account to the Company or in accordance with its order.

         18. The Company may appoint Northern a lending fiduciary whereupon Northern shall lend securities of the Account held by it pursuant to a written agreement with the Company. The terms of the written agreement shall be consistent with the Federal Financial Institutions Examination Council Supervisory Policy on Securities Lending. The written agreement shall direct Northern to enter into lending agreements with the borrower or borrowers. Northern shall transfer the securities to the borrower and invest the collateral received in exchange for the securities. Notwithstanding anything in this agreement to the contrary the borrower shall have the authority and responsibility to vote securities it has borrowed. Northern shall maintain a record of the market value of the loaned securities and shall be paid reasonable compensation as agreed upon between it and the Company.

         19. The Company warrants that the performance by Northern of its duties in accordance with this agreement will not cause Northern to violate any applicable law, and that applicable law imposes no duties beyond those expressly assumed by Northern under this agreement.

         20. Northern shall be reimbursed for all expenses incurred in the management and protection of the Account, including accounting and legal fees and shall receive such reasonable compensation for its services as agreed upon from time to time between it and the Company. Those items of expense and compensation shall be paid from the Account unless previously paid by the Company.

         21. Northern shall make distributions from the Account to such persons, in such amounts, at such times and in such manner as the Company shall from time to time direct in writing. Northern shall not be liable for any distribution made in good faith without actual notice or knowledge of the changed condition or status of the recipient. If any distribution made by Northern is returned unclaimed, it shall notify the Company and shall dispose of the distribution as the Company directs. Pursuant to making distributions, Northern may deposit cash in any depository including its own banking department, without any liability for the payment of interest thereon, notwithstanding Northern's receipt of "float" from such uninvested cash.

         22. Northern shall have no duty to file any tax information, reports, returns or other filings of any kind except where it is directed by the Company and consents in writing to do so.

         23. The provisions of the law of Illinois shall govern the validity, interpretation and enforcement of this agreement. The invalidity of any part of this agreement shall not affect the remaining parts hereof. This agreement may be modified at any time by a writing signed by the parties hereto.

         24. Attached as Appendix B is a resolution of the Company indicating the person or persons authorized to direct Northern with respect to the actions so identified. Northern may conclusively rely on a direction of the persons identified in Appendix B as having authority to take such action until further written notice. Until further written notice from the Company, any action not authorized in Appendix B may be taken by direction of ______________. Northern shall incur no liability to the Company or the Account for acting on any instruction, direction or other communication on which Northern is authorized to rely pursuant to this agreement, or for any delay in delivery or non-delivery or error in transmission.

         Notices to the Company shall be sent to:

         25. With respect to foreign accounts the Company authorizes Northern to pay or withhold any income or other taxes payable on investments or transactions of the Account and, on a best efforts basis, to file for and obtain refunds of any taxes withheld to which the Account may be entitled under applicable tax treaties, laws and regulations. The Company shall provide Northern with any documentation and information it may reasonably require to perform its duties under this paragraph, and Northern may rely upon such documentation and information without further inquiry.

         26. The Company or any investment manager may, in its discretion, engage Northern (or its affiliate) to execute foreign exchange transactions for the Account. The Company accepts that Northern may act as principal in such transactions, or as agent for the counterparty as well as for the Company. When Northern acts as agent Northern may levy charges for such service as set forth in its operating guidelines and instructions. When Northern acts as principal, Northern will provide such service at rates established in its discretion having regard to rates available in the foreign exchange market on the global trading day, and may retain any profit derived from such service. Northern is authorized to enter into master netting agreements with respect to any such foreign exchange transactions upon terms Northern (or its affiliate) deems appropriate. If Northern determines that the assets of the Account are insufficient to provide adequate coverage in connection with any outstanding foreign exchange transactions executed on behalf of the Account the Company will, upon Northern's request, deliver to the Account immediately available funds or other assets acceptable to Northern in such amounts as Northern deems necessary to provide such coverage.

         27. With respect to Securities and Exchange Commission Rule 14 regarding disclosure of the Company's name to the issuers of securities held in Separate Accounts managed by the Company, Northern is instructed as follows:

         ______________ Disclose the name of the Company

         ______________ Do not disclose the name of the Company

         28. Northern shall incur no liability to the Company or the Account (i) for any indirect, incidental, consequential, special, exemplary or punitive damages, whether or not Northern knew of the likelihood of such damages, or (ii) for any delay in performance, or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond Northern's reasonable control, including but not limited to delays, errors or interruptions caused by the Company or third parties, any industrial, juridical, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunications equipment, or acts of God.

         29. [OPTIONAL PROVISION FOR CLIENTS PARTICIPATING IN NORTHERN TRUST'S CONTRACTUAL SETTLEMENT SERVICE] If the Account is maintained as a global custody account it shall participate in Northern's contractual settlement date processing service ("CSDP") unless the Company directs Northern, or Northern informs the Company, otherwise. Pursuant to CSDP Northern shall be authorized, but not obligated, to automatically credit or debit the Account provisionally on contractual settlement date with cash or securities in connection with any sale, exchange or purchase of securities. Otherwise, such cash or securities shall be credited to the Account on the day such cash or securities are actually received by Northern and reconciled to the Account. In cases where Northern credits or debits the Account with cash or securities prior to actual receipt and reconciliation, Northern may reverse such credit or debit as of contractual settlement date if and to the extent that any securities delivered by it are returned by the recipient, or if the related transaction fails to settle (or fails, due to market change or other reasons, to settle on terms which provide Northern full reimbursement of any provisional credit it has granted) within a period of time judged reasonable by Northern under the circumstances. The Company agrees that it will not make any claim or pursue any legal action against Northern for loss or other detriment allegedly arising or resulting from Northern's good faith determination to effect, not effect or reverse any provisional credit or debit to the Account.

         The Company acknowledges and agrees that funds debited from the Account on contractual settlement date including, without limitation, funds provided for the purchase of any securities under circumstances where settlement is delayed or otherwise does not take place in a timely manner for any reason, shall be held pending actual settlement of the related purchase transaction in a non-interest bearing deposit at Northern's London Branch; that such funds shall be available for use in Northern's general operations; and that Northern's maintenance and use of such funds in such circumstances are, without limitation, in consideration of its providing CSDP.

         IN WITNESS WHEREOF, the Company and Northern has executed this agreement by their respective duly authorized officers the day and year first above written.

                                                      For the Company:

                                                      --------------------------

                                                      --------------------------

                                                      --------------------------

                                                      --------------------------

                                                      --------------------------


The undersigned, _____________________, does hereby certify that he/she is the duly elected, qualified and acting Secretary of _________________ Corporation (the "Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Custody Agreement on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

                                                      THE NORTHERN TRUST COMPANY

                                                      By: ______________________

                                                      Its: _____________________

                                   APPENDIX A

                   NORTHERN INSTITUTIONAL FUNDS DIRECTION FORM

To:       The Northern Trust Company
          50 South LaSalle Street
          Chicago, Illinois 60675

Re:       Special Instructions for:

          Account Name: ____________________  Account Number: _______________

          We hereby direct you to temporarily invest income and principal cash in: (Designate only one):

                          NORTHERN INSTITUTIONAL FUNDS

         _____ Diversified Assets Portfolio

         _____ Government Portfolio

         _____ Government Select Portfolio

         _____ Tax-Exempt Portfolio

         This designation may be changed at any time by written notice.

We  acknowledge   that  we  have  read  the  current   prospectus  for  Northern
Institutional Funds. We understand that you serve as investment adviser, transfer agent and custodian to Northern Institutional Funds and will receive compensation for these services, as disclosed in the current prospectus for Northern Institutional Funds.

We also understand and acknowledge that there can be no assurance that shares of the Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio or Tax-Exempt Portfolio will be able to maintain a stable net asset value of $1.00 per share.

We further understand and acknowledge that mutual fund shares, including shares of Northern Institutional Funds:

         a) are not bank deposits and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency,

         b) are not obligations of, or guaranteed or otherwise supported by you, Northern Trust Corporation, or any of your or its affiliates or subsidiaries, and

         c) are subject to investment risk and at the time the shares are redeemed, the value received may be more or less than the amount originally paid.

We understand there will be a monthly fee, currently computed at ___ basis points annually on the daily level of investment, charged against the income distributed by the Funds. We have received and read the current prospectus for Northern Institutional Funds. Further, we understand that Northern's Automatic Cash Management system allows for the advancement of funds whenever the account is overinvested or overdrawn and we agree that you may recover for the cost of funds advanced.

Notwithstanding the terms of this Direction, whenever in your discretion you deem it desirable for your protection, you are authorized to redeem any or all units of a Portfolio.

         Dated this ______________ day of __________, 20__.


                                                     -------------------------

                                                     By: _____________________

                                                     -------------------------


The undersigned, _____________________, does hereby certify that he/she is the duly elected, qualified and acting Secretary of _________________ Corporation (the "Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Custody Agreement on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

-------------------------
         Secretary

 _____________ Corporation


ACCEPTED:
THE NORTHERN TRUST COMPANY

By: ______________________________
Title: ______________________________

                                   Exhibit (k)

           Administration, Accounting and Investor Services Agreement

           ADMINISTRATION , ACCOUNTING AND INVESTOR SERVICES AGREEMENT

         THIS AGREEMENT is made as of ___________, 2000 by and between VAN WAGONER PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership (the "Partnership"), and PFPC INC., a Massachusetts corporation ("PFPC").

                              W I T N E S S E T H :

         WHEREAS, the Partnership is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Partnership wishes to retain PFPC to provide certain administration, accounting and investor services provided for herein, and PFPC wishes to furnish such services.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Definitions.  As Used in this Agreement:

         (a)      "1933 Act" means the Securities Act of 1933, as amended.

         (b) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         (c) "Authorized Person" means any officer of the Partnership and any other person duly authorized by the Partnership's directors to give Oral Instructions and Written Instructions on behalf of the Partnership. An Authorized Person's scope of authority may be limited by setting forth such limitation in a written document signed by both parties hereto.

         (d) "Change of Control" means a change in ownership or control (not including transactions between wholly owned direct or indirect subsidiaries of a common parent) of 25% or more of the beneficial ownership of the shares of common stock or shares of beneficial interest of an entity or its parent(s).

         (e)      "CEA" means the Commodities Exchange Act, as amended.

         (f)      "General  Partner" and "Limited  Partner"  shall have the same
                  meaning   given  such  term  in  the   Partnership's   limited
                  partnership agreement (as hereinafter defined).

         (g) "Oral Instructions" mean oral instructions received by PFPC from an Authorized Person or from a person reasonably believed by PFPC to be an Authorized Person.

         (h) "Organizational Documents" means the Partnership's limited partnership agreement ("Limited Partnership Agreement"), bylaws, confidential memorandum and other documents constituting the Partnership.

         (i)      "SEC" means the Securities and Exchange Commission.

         (j) "Securities Laws" means the 1933 Act, the 1934 Act, the 1940 Act and the CEA.

         (k) "Written Instructions" means (i) written instructions signed by an Authorized Person or a person reasonably believed by PFPC to be an Authorized Person and received by PFPC or (ii) trade instructions transmitted (and received by PFPC) by means of an electronic transaction reporting system, access to which requires use of a password or other authorized identifier. The instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device.

2. Appointment. The Partnership hereby appoints PFPC to provide administration, accounting and investor services to the Partnership, in accordance with the terms set forth in this Agreement. PFPC accepts such appointment and agrees to furnish such services.

3.       Delivery  of  Documents.   The   Partnership  has  provided  or,  where
         applicable, will provide PFPC with the following:

         (a) certified or authenticated copies of the resolutions of the Partnership's directors, approving the appointment of PFPC or its affiliates to provide services and approving this Agreement;

         (b) a copy of the Partnership's most recent effective registration statement on Form N-2 under the 1940 Act, as filed with the SEC;

         (c)      a copy of all of the Partnership's Organizational Documents;

         (d) a copy of any distribution agreement with respect to the Partnership;

         (e) a copy of any additional administration agreement with respect to the Partnership;

         (f) a copy of any investor servicing agreement made with respect to the Partnership; and

         (g) copies (certified or authenticated, where applicable) of any and all amendments or supplements to the foregoing.

4.       Compliance with Rules and Regulations.

         PFPC undertakes to comply with the applicable requirements of the Securities Laws, and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder as are specified in writing by the Partnership to PFPC and agreed in writing by PFPC. Except as specifically set forth herein, PFPC assumes no responsibility for such compliance by the Partnership.

5.       Instructions.

         (a) Unless otherwise provided in this Agreement, PFPC shall act only upon Oral Instructions or Written Instructions.

         (b) PFPC shall be entitled to rely upon any Oral Instructions or Written Instructions it receives from an Authorized Person (or from a person reasonably believed by PFPC to be an Authorized Person) pursuant to this Agreement. PFPC may assume that any Oral Instruction or Written Instruction received hereunder is not in any way inconsistent with the provisions of the Organizational Documents or this Agreement or of any vote, resolution or proceeding of the Partnership's directors or Limited Partners, unless and until PFPC receives Written Instructions to the contrary.

         (c) The Partnership agrees to forward to PFPC Written Instructions confirming Oral Instructions (except where such Oral Instructions are given by PFPC or its affiliates) so that PFPC receives the Written Instructions as promptly as practicable and in any event by the close of business on the day after such Oral Instructions are received. The fact that such confirming Written Instructions are not received by PFPC or differ from the Oral Instructions shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions or PFPC's ability to rely upon such Oral Instructions. Where Oral Instructions or Written Instructions reasonably appear to have been received from an Authorized Person, PFPC shall incur no liability to the Partnership in acting upon such Oral Instructions or Written Instructions provided that PFPC's actions comply with the other provisions of this Agreement.

6.       Right to Receive Advice.

         (a) Advice of the Partnership. If PFPC is in doubt as to any action it should or should not take, PFPC may request directions or advice, including Oral Instructions or Written Instructions, from the Partnership.

         (b) Advice of Counsel. If PFPC shall be in doubt as to any question of law pertaining to any action it should or should not take, PFPC may request advice at its own cost from such counsel of its own choosing (who may, without limitation, be counsel for the Partnership, the Partnership's investment adviser or PFPC, at the option of PFPC).

         (c) Conflicting Advice. In the event of a conflict between directions, advice or Oral Instructions or Written
                  Instructions PFPC receives from the Partnership, and the advice PFPC receives from counsel , PFPC may rely upon and follow the advice of such counsel.

         (d) Protection of PFPC. PFPC shall be protected in any action it takes or does not take in reliance upon directions, advice or Oral Instructions or Written Instructions it receives from the Partnership or from counsel selected with reasonable care and which PFPC believes, in good faith, to be consistent with those directions, advice and Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon PFPC (i) to seek such directions or advice or Oral Instructions or Written Instructions, or
                  (ii) to act in accordance with such directions or advice or Oral Instructions or Written Instructions unless, under the terms of other provisions of this Agreement, the same is a condition of PFPC's properly taking or not taking such action.

7.       Records; Visits.

         (a) The books and records pertaining to the Partnership, which are in the possession or under the control of PFPC, shall be the property of the Partnership. The Partnership and Authorized Persons shall have access to such books and records at all times during PFPC's normal business hours. Upon the reasonable request of the Partnership, copies of any such books and records shall be provided by PFPC to the Partnership or to an Authorized Person, at the Partnership's expense. Any such books and records may be maintained in the form of electronic media and stored on any magnetic disk or tape or similar recording method.

(b)      PFPC shall keep the following records:

                  (i)      all   books  and   records   with   respect   to  the
                           Partnership's books of account; and

                  (ii)     records of the Partnership's securities transactions.

8.       Confidentiality.

         Each party shall keep confidential any information relating to the other party's business ("Confidential Information"). Confidential Information shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Partnership or PFPC, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them; (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Partnership or PFPC a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (d) anything designated as confidential. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it: (a) is already known to the receiving party at the time it is obtained; (b) is or becomes publicly known or available through no wrongful act of the receiving party; (c) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality; (d) is released by the protected party to a third party without restriction; (e) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted); (f) is relevant to the defense of any claim or cause of action asserted against the receiving party; or (g) has been or is independently developed or obtained by the receiving party.

9. Liaison with Accountants. PFPC shall act as liaison with the Partnership's independent public accountants and shall provide account analyses, fiscal year summaries, and other audit-related schedules with respect to the Partnership. PFPC shall take all reasonable action in the performance of its duties under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion, as required by the Partnership.

10. PFPC System. PFPC shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by PFPC in connection with the services provided by PFPC to the Partnership.

11. Disaster Recovery. PFPC shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, PFPC shall, at no additional expense to the Partnership, take reasonable steps to minimize service interruptions. PFPC shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by PFPC's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under this Agreement.

12. Compensation. As compensation for services set forth herein that are rendered by PFPC during the term of this Agreement, the Partnership will pay to PFPC a fee or fees as may be agreed to in writing by the Partnership and PFPC.

13. Indemnification. The Partnership agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which PFPC takes in connection with the provision of services to the Partnership. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC's or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

14.      Responsibility of PFPC.

         (a) PFPC shall be under no duty to take any action on behalf of the Partnership except as specifically set forth herein or as may be specifically agreed to by PFPC and the Partnership in a written amendment hereto. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder and to act in good faith in performing services provided for under this Agreement. PFPC shall be liable only for damages arising out of PFPC's failure to perform its duties under this Agreement to the extent such damages arise out of PFPC's willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.

         (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) PFPC shall not be liable for losses beyond its control, including without limitation (subject to Section 11) delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control provided that

                  PFPC has acted in accordance with the standard of care set forth in Section 14 (a) above; and (ii) PFPC shall not be under any duty or obligation to inquire into and shall not be liable for the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine.

         (c)      Notwithstanding  anything in this  Agreement to the  contrary,
                  (i) neither PFPC nor its affiliates shall be liable for any consequential, special or indirect losses or damages, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates and (ii) PFPC's cumulative liability to the Partnership for all losses, claims, suits, controversies, breaches or damages for any cause whatsoever (including but not limited to those arising out of or related to this Agreement) and regardless of the form of action or legal theory shall not exceed the lesser of $100,000 or the fees received by PFPC for services provided hereunder during the 12 months immediately prior to the date of such loss or damage.

         (d) No party may assert a cause of action against PFPC or any of its affiliates that allegedly occurred more than 12 months immediately prior to the filing of the suit (or, if applicable, commencement of arbitration proceedings) alleging such cause of action.

         (e) Each party shall have a duty to mitigate damages for which the other party may become responsible.

15.      Description of Accounting Services on a Continuous Basis.

         PFPC will perform the following accounting services with respect to the
Partnership:

                  (i) Journalize investment, capital and income and expense activities;

                  (ii)     Record   investment   buy/sell   trade  tickets  when
                           received from the investment adviser (the "Adviser");

                  (iii)    Maintain    individual    ledgers   for    investment
                           securities;

                  (iv)     Maintain historical tax lots for each security;

                  (v) Record and reconcile corporate action activity and all other capital changes;

                  (vi) Reconcile cash and investment balances of the Partnership with the Partnership's custodian(s)/prime broker(s), and provide the Adviser with the beginning cash balance available for investment purposes.

                  (vii) Calculate contractual expenses, including management fees and incentive allocation, as applicable, in accordance with the Partnership's confidential memorandum;

                  (ix) Post to and prepare the Statement of Assets and Liabilities and the Statement of Operations in U.S. dollar terms;

                  (x) Monitor the expense accruals and notify an officer of the Partnership of any proposed adjustments;

                  (xi)     Calculate capital gains and losses;

                  (xii)    Determine net income;

                  (xiii)   Determine   applicable  foreign  exchange  gains  and
                           losses on payables and receivables;

                  (xiv) Obtain monthly security market quotes and currency exchange rates from independent pricing services approved  by  the  Adviser,  or if  such  quotes  are
                           unavailable, then obtain such prices from the Adviser, and in either case calculate the market value of the Partnership's investments in accordance with the applicable valuation policies or guidelines provided by the Partnership to PFPC and acceptable to PFPC;

                  (xv) Transmit or mail a copy of the monthly portfolio valuation to the Adviser as agreed upon between the Partnership and PFPC;

                  (xvi) Arrange for the computation of the net asset value in accordance with the provisions of the Partnership's Limited Partnership Agreement and confidential memorandum;

                  (xvii)   Prepare   an   annual   and   semi-annual   financial
                           statement, which will include the following items:

                                    Schedule of Investments
                                    Statement of Assets and Liabilities
                                    Statement of Operations
                                    Statement of Changes in Partners' Capital

16. Description of Administration Services on a Continuous Basis. PFPC will perform the following administration services if required with respect to the Partnership:

                  (i)      Prepare monthly security transaction listings;

                  (ii)     Supply  various  normal  and  customary   Partnership
                           statistical data as requested on an ongoing basis;

                  (iii) Prepare for execution and file the Partnership's Federal Form 1065 and state tax returns;

                  (iv)     Prepare  and  file  the   Partnership's   Annual  and
                           Semi-Annual Reports with the SEC on Form N-SAR via EDGAR;

                  (vi) Coordinate printing of the Partnership's annual and semi-annual limited partner reports;

                  (vii) Perform such additional administrative duties relating to the administration of the Partnership as may subsequently be agreed upon in writing between the Partnership and PFPC.


17. Description of Investor Services on a Continuous Basis. PFPC will perform the following functions:

                  (i)      Maintain the  register of Limited  Partners and enter
                           on  such   register   all   issues,   transfers   and
                           repurchases of interests in the Partnership

                  (ii) Arrange for the calculation of the issue and repurchase prices of interests in the Partnership in accordance with the Partnership's Limited Partnership Agreement;

                  (iii) Allocate income, expenses, gains and losses to individual Partners' capital accounts in accordance with the Partnership's Limited Partnership Agreement;

                  (iv) Calculate the Incentive Allocation in accordance with the Partnership's Limited Partnership Agreement and reallocate corresponding amounts from the applicable Limited Partners' accounts to the General Partner's account;

                  (v)      Prepare and mail  annually to each Limited  Partner a
                           Form   K-1  in   accordance   with   applicable   tax
                           regulations;

                  (vi) Mail tender offers to Partners for purposes of executing repurchases;

                  (vii) Retain in a safe place Partner Registers and transfer forms for a period of at least six years from the time of execution;

                  (viii) Mail, as applicable, quarterly reports of the Adviser as requested by the Board of Directors to Partners, as well as any other correspondence requested by the Board of Directors;

                  (ix) Mail Partnership offering materials to prospective investors in accordance with instructions from an Authorized Person; and

                  (x) Provide to the Partnership the Internet fulfillment and access services to brokers, branch managers, and as set forth on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time.

18. Duration and Termination. This Agreement shall continue until terminated by the Partnership or by PFPC on sixty (60) days' prior written notice to the other party. In the event the Partnership gives notice of termination, all expenses associated with movement (or duplication) of records and materials and conversion thereof to a successor service provider (or each successive service provider, if there are more than one), and all trailing expenses incurred by PFPC, will be borne by the Partnership.

19. Change of Control. Notwithstanding any other provision of this Agreement, in the event of an agreement to enter into a transaction that would result in a Change of Control of the Adviser or sponsor, the Partnership's ability to terminate the Agreement pursuant to Section 18 will be suspended from the time of such agreement until two years after the Change of Control.

20. Notices. All notices and other communications, including Written Instructions but excluding Oral Instructions, shall be in writing or by confirming telegram, cable, telex or facsimile sending device. If notice is sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. If notice is sent by first-class mail, it shall be deemed to have been given seven days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered. Notices shall be addressed (a) if to PFPC, at 400 Bellevue Parkway, Wilmington, DE 19809, attn: Rene' Paradis, facsimile:
         302-791-1562; (b) if to the Partnership, at the address of the Partnership or (c) if to neither of the foregoing, at such other address as shall have been provided by like notice to the sender of any such notice or other communication by the other party.

21. Amendments. This Agreement, or any term thereof, may be changed or waived only by written amendment, signed by the party against whom enforcement of such change or waiver is sought.

22. Delegation; Assignment. PFPC may assign its rights and delegate its duties hereunder to any majority-owned direct or indirect subsidiary of PFPC or The PNC Financial Services Group, Inc., provided that PFPC gives the Partnership 30 days prior written notice of such assignment or delegation.

23.      Counterparts.   This   Agreement   may  be  executed  in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

25.      Miscellaneous.

         (a) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

         (b) No Changes that Materially Affect Obligations. Notwithstanding anything in this Agreement to the contrary, the Partnership agrees not to make any modifications to its registration statement or adopt any policies which would affect materially the obligations or responsibilities of PFPC hereunder without the prior written approval of PFPC, which approval shall not be unreasonably withheld or delayed.

         (c) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (d) Governing Law. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law without regard to principles of conflict of law.

         (e) Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         (f) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (g) No Representations or Warranties. Except as expressly provided in this Agreement, PFPC hereby disclaims all representations and warranties, express or implied, made to the Partnership or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or any goods provided incidental to services provided under this Agreement. PFPC disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.

         (h)      Facsimile Signatures.  The facsimile signature of any party to
                  this  Agreement   shall   constitute  the  valid  and  binding
                  execution hereof by such party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                                     PFPC INC.

                                                     By:  ______________________

                                                     Title: ____________________



                                                     VAN WAGONER PRIVATE
                                                     OPPORTUNITIES FUND, LP


                                                     By: _______________________

                                                     Title: ____________________

                                    EXHIBIT A

                 Online Internet Access and Fulfillment Services


THIS EXHIBIT A, dated as of ________ ___, 2000, is Exhibit A to the Administration, Accounting and Investor Services Agreement dated __________ (the "Agreement") between Van Wagoner Private Opportunities Fund, L.P. (the "Partnership") and PFPC Inc. ("PFPC"). This Exhibit A shall supersede all previous forms of Exhibit A to the Agreement as of the date hereof.

1. Definitions

Any term not herein defined shall have the meaning given such term in the Agreement. The following definitions shall apply to this Exhibit A:

         (a) "Customer Options" means the series of edits and instructions mutually agreed upon by the Partnership and PFPC through which the Partnership specifies its instructions for Transactions listed on Attachment 1 attached hereto and made a part hereof, as such Attachment 1 may be amended from time to time.

         (b) "Partnership Web Site" means the collection of electronic documents, electronic files and pages residing on any computer system(s) maintained on behalf of the Partnership, connected to the Internet and accessible by hypertext link through the World Wide Web to and from PFPC's Web Site.

         (c) "Online Internet Access Services" or "Internet Services" means the services identified in Section 2 and any additional services set forth on the Attachment 2 attached hereto and made a part hereof to be provided by PFPC to Brokers and Branch Managers utilizing the Partnership Web Site, the Internet and certain software, equipment and systems provided by PFPC, telecommunications carriers and security providers which have been certified by ICSA or a nationally-recognized audit firm (including but not limited to firewalls and encryption), whereby Transactions may be requested in the Partnership by accessing the PFPC Web Site via hypertext link from the Partnership Web Site.

         (d) "PFPC Web Site" means the collection of electronic documents, electronic files and pages residing on PFPC's computer system(s) (or those elements of the computer system of one or more Internet Service Providers ("ISPs") retained by PFPC and necessary for PFPC's services hereunder), connected to the Internet and accessible by hypertext link from the Partnerships Web Site through the World Wide Web, where the Transaction data fields and related screens provided by PFPC may be viewed.

         (e) "Phase I Transactions" means responding to fulfillment requests through the Online Internet Access Service.

         (f) "Phase II Transactions" means Partner account balance information plus those additional services and transactions listed on PFPC's schedule of Phase II services, as PFPC shall provide to the Partnership from time to time (the "Phase II Schedule").

         (g) "Service Commencement Date" means the first date upon which responses to Phase I Transaction requests are available through PFPC's Online Internet Access Service to Brokers, Branch Managers or to other visitors to the Partnership Web Site.

         (h) "Partner" means the record owner or authorized agent of the record owner of shares or partnership interests of the Partnership.

         (i)   "Transaction"   means  any  Phase  I  Transaction   or  Phase  II
Transaction.

2. PFPC Responsibilities - Services Relating to Brokers and Branch Managers. Subject to the provisions of this Exhibit A, PFPC shall provide or perform, or shall retain other Persons to provide or perform, the following services related to Phase I, at PFPC's expense (unless otherwise provided herein):

         (a) provide all computers, telecommunications equipment, encryption technology and other materials and services reasonably necessary to develop and maintain the PFPC Web Site to permit persons to be able to view information about the Partnership and to permit Brokers, Branch Managers with appropriate identification and access codes to initiate Transactions;

         (b) address and mail, at the Partnership's expense, notification and promotional mailings and other communications provided by the Partnership to Brokers, Branch Managers regarding the availability of Online Internet Access Services;

         (c) prepare and process applications for Internet Services from Brokers and Branch Managers determined by the Partnership to be eligible for such services and issue logon ID and PIN numbers to such persons according to the policies of the Partnership;

         (d) establish (and, as applicable, cooperate with the Partnership to implement and maintain) a hypertext link between the PFPC Web Site and the Partnership Web Site;

         (e) establish systems to guide, assist and permit Brokers and Branch Managers who access the PFPC Web Site from the Partnership Web Site to electronically create and transmit Phase I Transaction requests to PFPC;

         (f) provide a form of encryption as agreed by PFPC and the Partnership from time to time that is generally available to the public in the U.S. for standard Internet browsers and establish, monitor and verify firewalls and other security features (commercially reasonable for this type of information and data) and exercise commercially reasonable efforts to attempt to maintain the security and integrity of the PFPC Web Site;

         (g) exercise reasonable efforts to maintain all on-screen disclaimers and copyright, trademark and service mark notifications, if any, provided by the Partnership to PFPC in writing from time to time, and all "point and click" features of the PFPC Web Site relating to Broker and Branch Manager acknowledgment and acceptance of such disclaimers and notifications;

         (h) monitor the telephone lines involved in providing the Internet Services and inform the Partnership promptly of any malfunctions or service interruptions; and

         (i) PFPC shall periodically scan its Internet interfaces and the PFPC Web Site for viruses and promptly remove any such viruses located thereon.

3. PFPC Responsibilities - Services Relating Specifically to Partners and the Partnership. Subject to the provisions of this Exhibit A, PFPC shall provide or perform, or shall retain other Persons to provide or perform, the following services related to Phase II, at PFPC's expense (unless otherwise provided herein):

          (a) provide all computers, telecommunications equipment, encryption technology and other materials and services reasonably necessary to develop and maintain the PFPC Web Site to permit persons to be able to view information about the Partnership and to permit Partners and the Partnership's designated personnel with appropriate identification and access codes to initiate Transactions;

         (b) address and mail, at the Partnership's expense, notification and promotional mailings and other communications provided by the Partnership to Partners regarding the availability of Online Internet Access Services; and

         (c) prepare and process applications for Internet Services from Partners admitted to the Partnership and issue logon ID, PIN numbers and welcome letters to such persons according to the policies of the Partnership.

4. Partnership Responsibilities. Subject to the provisions of this Exhibit A and the Agreement, the Partnership shall at its expense (unless otherwise provided herein):

         (a) provide, or retain other persons to provide, all computers, telecommunications equipment, encryption technology and other materials, services, equipment and software reasonably necessary to develop and maintain the Partnership Web Site, including the functionality necessary to maintain the hypertext links to the PFPC Web Site;

         (b) provide the Customer Options list to PFPC, in the format requested by PFPC, for Phase I and Phase II Transactions, as the Partnership shall authorize, and promptly provide PFPC written notice of changes in Partnership policies or procedures requiring changes in the Customer Options;

         (c) work with PFPC to develop Internet marketing materials for Brokers and Branch Managers and forward a copy of appropriate marketing materials to PFPC;

         (d) revise and update the applicable prospectus(es) and other pertinent materials, such as User Agreements, to include the appropriate consents, notices and disclosures for Internet Services, including disclaimers and information reasonably requested by PFPC;

         (e) maintain all on-screen disclaimers and copyright, trademark and service mark notifications, if any, provided by PFPC to the Partnership in writing from time to time, and all "point and click" features of the Partnership Web Site relating to acknowledgment and acceptance of such disclaimers and notifications; and

         (f) design and develop the Partnership Web Site functionality necessary to facilitate, implement and maintain the hypertext links to the PFPC Web Site and the various Transaction web pages and otherwise make the Partnership Web Site available to Partners, Brokers and Branch Managers.

5.  Standards of Care for Internet Services

Notwithstanding anything to the contrary contained in the Agreement or this Exhibit A:

(a) Each of PFPC and the Partnership shall exercise care and diligence, act in good faith and use its best efforts, within reasonable limits and shall be liable for any damages arising out of its failure to perform its duties and obligations described in this Exhibit A to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties and obligations.

(b) Without limiting the generality of the foregoing or any other provisions of this Exhibit A or the Agreement, neither party shall be liable for (i) losses beyond its control, provided that such party has acted in accordance with the standard of care set forth above, (ii) subject to Section 9 of this Exhibit, delays or failures to perform any of its obligations hereunder or errors or loss of data occurring by reason of circumstances beyond such party's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrections, war, riots or failure of the mails, transportation, communication or power supply, functions or malfunctions of the Internet or telecommunications services, firewalls, encryption systems or security devices caused by any of the above, or laws or regulations imposed after the date of this Exhibit.

(c) Although PFPC shall comply with the standard of care specified above in providing the Internet Services, PFPC shall not be obligated to ensure or verify the accuracy or actual receipt, or the transmission, of any data or information contained in any transmission via the Internet Services or the consummation of any Transaction request not actually received by PFPC. The Partnership shall advise Partners, Brokers and Branch Managers to promptly notify the Partnership or PFPC of any errors or inaccuracies in Partner data or information transmitted via the Internet Services.

6. Proprietary Rights.

         (a) Each of the parties acknowledges and agrees that it obtains no rights in or to any of the software, hardware, processes, trade secrets, proprietary information or distribution and communication networks of the other under this Exhibit. Any software, interfaces or other programs a party provides to the other hereunder shall be used by such receiving party only during the term of the Agreement and only in accordance with the provisions of this Exhibit A and the Agreement. Any interfaces, other software or other programs developed by one party shall not be used directly or indirectly by or for the other party or any of its affiliates to connect such receiving party or any affiliate to any other person, without the first party's prior written approval, which it may give or withhold in its sole discretion. Except in the normal course of business and in conformity with Federal copyright law or with the other party's consent, neither party nor any of its affiliates shall disclose, use, copy, decompile or reverse engineer any software or other programs provided to such party by the other in connection herewith.

         (b) The Partnership Web Site and the PFPC Web Site may contain certain intellectual property, including, but not limited to, rights in copyrighted works, trademarks and trade dress that is the property of the other party. Each party retains all rights in such intellectual property that may reside on the other party's web site, not including any intellectual property provided by or otherwise obtained from such other party. To the extent the intellectual property of one party is cached to expedite communication, such party grants to the other a limited, non-exclusive, non-transferable license to such intellectual property for a period of time no longer than that reasonably necessary for the communication. To the extent that the intellectual property of one party is duplicated within the other party's web site to replicate the "look and feel," trade dress or other aspect of the appearance or functionality of the first site, that party grants to the other a limited, non-exclusive, non-transferable license to such intellectual property for the duration of the Agreement. This license is limited to the intellectual property needed to replicate the appearance of the first site and does not extend to any other intellectual property owned by the owner of the first site. Each party warrants that it has sufficient right, title and interest in and to its web site and its intellectual property to enter into these obligations, and that to its knowledge, the license hereby granted to the other party does not and will not infringe on any U.S. patent, U.S. copyright or other U.S. proprietary right of a third party.

7. Term and Termination.

         (a) Upon a party's (the "Breaching Party") breach of any term of this Exhibit the other party (the "Non-Breaching Party") shall provide to the breaching party written notice detailing such breach and shall provide such Breaching Party a period of sixty (60) days from the date of receipt of such notice to remedy or cure such breach.

         (b) In the event of a termination of the Agreement, the parties will have no continuing obligations to one another for Internet Services, except for the payment of fees for services rendered through the date of termination and the obligations and agreements contained in Sections 4 through 9 hereof, which shall survive termination of the Agreement.

8. Representation and Warranty. Neither party shall knowingly insert into any interface, other software, or other program provided by such party to the other hereunder, or accessible on the PFPC Web Site or Partnership Web Site, as the case may be, any "back door," "time bomb," "Trojan Horse," "worm," "drop dead device," "virus" or other computer software code or routines or hardware components designed to disable, damage or impair the operation of any system, program or operation hereunder. For failure to comply with this warranty, the non-complying party shall immediately replace all copies of the affected work product, system or software. All costs incurred with replacement including, but not limited to cost of media, shipping, deliveries and installation shall be borne by such party.

9.       Liability Limitations; Indemnification.

         (a) The Internet. Each party acknowledges that the Internet is an unsecured, unstable, unregulated, unorganized and unreliable network, and that the ability of the other party to provide or perform services or duties hereunder is dependent upon the Internet and equipment, software, systems, data and services provided by various telecommunications carriers, equipment manufacturers, firewall providers, encryption system developers and other vendors and third parties. Each party agrees that the other shall not be liable in any respect for the functions or malfunctions of the Internet. Each party agrees the other shall not be liable in any respect for the actions or omissions of any third party wrongdoers (i.e., hackers not employed by such party or its affiliates) or of any third parties involved in the Internet Services and shall not be liable in any respect for the selection of any such third party, unless such party breached the standard of care specified herein with respect to that selection.

         (b)  PFPC's  Explicit  Disclaimer  of  Certain  Warranties.  EXCEPT  AS
PROVIDED IN SECTIONS 2 AND 4, ALL SOFTWARE AND SYSTEMS DESCRIBED IN THIS AGREEMENT ARE PROVIDED "AS-IS" ON AN "AS-AVAILABLE" BASIS, AND

PFPC HEREBY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

         (c) Cross-Indemnity. Each party hereby indemnifies and agrees to hold the other party, its affiliates, successors, legal representatives and assigns, and its officers, directors, agents, employees and Partners harmless from and shall defend them against any and all claims, actions, charges, demands, liabilities, damages, costs or expenses, including but not limited to reasonable attorney's fees and disbursements ("Liabilities") arising in connection with any claims that any Internet Service or work product infringes any proprietary or other rights or any infringement claim against any of such persons based on a party's intellectual property licensed to the other party hereunder (provided the other party has used such intellectual property in conformity herewith), except to the extent such Liabilities result directly from the gross negligence or knowing or willful misconduct of the other party or its related indemnified parties under this subsection 9(c).

10.  Confidentiality

         (a) Each of the parties hereby acknowledges that in the course of performing its obligations hereunder, the other may disclose to it certain information and know-how of a technical, financial, operational or other sort, that is nonpublic and otherwise confidential or proprietary to the disclosing party. Confidential information shall include, without limitation, all technology, know-how, processes, software, databases, trade secrets, contracts, proprietary information, all historical and projected financial information, business strategies, operating data and organizational and cost structures, product descriptions, pricing information, received in connection with this Agreement, as well as compilations of Partnership data or Partner data
("Confidential Information"). Confidential Information shall include such information of any affiliate of PFPC or the Partnership. Each party acknowledges that any such proprietary or confidential information disclosed to it is of considerable commercial value and that the disclosing party would likely be economically or otherwise disadvantaged or harmed by the direct or indirect use or further disclosure thereof, except as specifically authorized by the disclosing party. Each party therefore agrees to keep in strict confidence all such information (whether oral, written, via computer disk or electronic media or otherwise) that may from time to time be disclosed to or accessed by it, and agrees not to use such information except as expressly permitted hereby or to disclose such information to any third party (other than directors, officers, employees, affiliates, agents or representatives of either party to the Agreement who have a need to know such information) for any purpose without the prior written consent of the other.

         (b) The following shall not constitute Confidential Information: information (i) independently developed by the receiving party as evidenced by documentation in such party's possession; (ii) lawfully received by the receiving party free of restrictions, from another source having the right to furnish the same; (iii) generally known or available to the public without breach of this Agreement by the receiving party; or (iv) known to the receiving party free of restriction at the time of such disclosure.

         (c) Either party to this Agreement may disclose Confidential Information pursuant to the requirement or request of a governmental agency or pursuant to a court or administrative subpoena, order or other such legal process or requirement of law, or in defense of any claims or causes of action asserted against it; provided, however, that it shall (i) first notify the other of such request or requirement, or use in defense, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the other's consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash, or other similar procedural step, to frustrate the production or publication of information. Nothing herein shall require either party to fail to honor a legal requirement, subpoena, court or administrative order, other legal process or request of a governmental agency on a timely basis. Each of the parties shall cooperate with the other in an effort to limit the nature and scope of any required disclosure of Confidential Information.

         (d) The parties agree that immediately upon termination of this Agreement, without regard to the reason for such termination, the parties shall forthwith return to one another all written materials and computer software which are the property of the other party. The provisions in this Section shall survive termination of this Agreement.

         (e) Each of the parties agrees that the nonbreaching party would not have an adequate remedy at law in the event of the other party's breach or threatened breach of its obligations under Sections 6 or 10 and that the nonbreaching party would suffer irreparable injury and damage as a result of any such breach. Accordingly, in the event either party breaches or threatens to breach the obligations set forth in Sections 6 or 10 in addition to and not in lieu of any legal or other remedies such party may pursue hereunder or under applicable law, each party hereby consents to the granting of equitable relief (including the issuance of a temporary restraining order, preliminary injunction or permanent injunction) against it by a court of competent jurisdiction, without the necessity of providing actual damages or posting any bond or other security therefor, prohibiting any such breach or threatened breach. In any proceeding upon a motion for such equitable relief, a party's ability to answer in damages shall not be interposed as a defense to the granting of such equitable relief.

11.  Miscellaneous

         (a) Independent Contractor. The parties to this Agreement are and shall remain independent contractors, and nothing herein shall be construed to create a partnership or joint venture between them and none of them shall have the power or authority to bind or obligate the other in any manner not expressly set forth herein. Any contributions to the PFPC Web Site by the Partnership and any contributions to the Partnership Web Site by PFPC shall be works for hire pursuant to Section 101 of the Copyright Act.

         (b) Conflict with Agreement. In the event of a conflict between specific terms of this Exhibit A and the Agreement, this Exhibit A shall control as to the Internet Services.


VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.

By:_______________________________
Name:
Title:

PFPC INC.

By:_______________________________
Name:
Title:

                                  ATTACHMENT 1

                              Customer Options List


THIS ATTACHMENT 1, dated as of __________ ____, 2000 is Attachment 1 to Exhibit A to the Administration, Accounting and Investor Services Agreement dated as of _____________ between the undersigned. This Attachment 1 shall supersede all previous forms of Attachment 1 as of the date hereof.

         1. A logon I.D. and PIN are required to access PFPC's Online Internet Access Services.

         2. Web Browser and ISP must support Secure Sockets Layer (SSL) encryption technology.

         3. In order to use PFPC's Online Internet Access Services, Partners, Brokers, Branch Managers will need the following:

                  a. An Internet service provider (which can be a national provider such as America Online, CompuServe, Prodigy; or local service provider).

                  b. At a minimum, an Intel 486 class machine with 16 MB RAM, VGA monitor, and 14.4kbps modem running MS Windows 3.1 3.11, Windows 95 or Windows NT.

                  c. Web Browser software supporting Secure Sockets Layer (Netscape 3.0 and MS Internet Explorer 4.0 provide such support). For best results, a Web Browser capable of supporting Java Script (such as Netscape Navigator version 4.0 and higher or MS Internet Explorer version 4.0 and higher) is recommended.

         4. In order to use PFPC's Online Internet Access Services, Partners, Brokers, Branch Managers will be required to complete a PFPC Online Application, which can be completed via U.S. mail.

         5. PFPC will not provide any software for access to the Internet; software must be acquired from a third-party vendor.

         6. The following type of authentication will be required for Internet Transaction access:

                  a. For Phase I broker and branch manager I.D. and P.I.N. are required; and

                  b.       For account balances and account history  information
                           - a valid Logon I.D. and PIN are required.


VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.


By:_______________________________
Name:
Title:


PFPC INC.


By:_______________________________
Name:
Title:

                                  ATTACHMENT 2

     Additional Online Internet Access Services/Descriptions/Specifications

THIS ATTACHMENT 2, dated as of ________ ___, 2000, is Attachment 2 to Exhibit A to a Administration, Accounting and Investor Services Agreement dated as of ______________ between the undersigned. This Attachment 2 shall supersede all previous forms of Attachment 2 as of the date hereof.


[List, if any]


VAN WAGONER PRIVATE OPPORTUNITES FUND, L.P.


By:_______________________________
Name:
Title:


PFPC INC.


By:_______________________________
Name:
Title:

                                   EXHIBIT (n)




January 12, 2001

Van Wagoner Private Opportunities Fund, L.P.
Van Wagoner Management, LLC
345 California Street, Suite 2450
San Francisco, CA  94104

Ladies and Gentlemen:

         You have requested our opinion as to whether Van Wagoner Private Opportunities Fund, L.P. (the "Fund") will be treated as a partnership rather than an association or publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

         The Fund is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"). Its general partner is Van Wagoner Management LLC, a Delaware limited liability company (the "General Partner"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company.

         For the purpose of rendering this opinion, we have examined the Fund's draft Registration Statement to be filed with the Securities and Exchange Commission (the "Registration Statement"), its Limited Partnership Agreement (the "Limited Partnership Agreement"), and such other documents as we have deemed necessary or relevant for the purposes of this opinion. In rendering this opinion, we have assumed that the Limited Partnership Agreement is the document pursuant to which the Fund will operate, and that the Fund will be operated in accordance with the Registration Statement, the Limited Partnership Agreement and the Act. As to various questions of fact material to this opinion, where relevant facts were not independently established by us, we have relied upon certain representations made by the General Partner. We also have examined such matters of law as we have deemed necessary or appropriate for the purposes of this opinion. We note that our opinion is based on our examination of such law, our review of the documents described above, the statements, representations and assumptions referred to above and below, the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations and published rulings thereunder, and the judicial interpretations thereof currently in effect. Any change in applicable law or any of the facts and circumstances described in the Registration Statement, or inaccuracy of any statements, representations or assumptions on which we have relied, may affect the continuing validity of our opinion.

         Regulations under Section 7701 of the Code provide, insofar as is relevant here, that an entity formed as a limited partnership under state law with at least two members will be treated as a partnership for Federal income tax purposes unless the entity elects to be classified as an association taxable as a corporation or the entity is classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code. The General Partner has represented that the Fund will not make an election to be classified as an association taxable as a corporation or take any other action inconsistent with its treatment as a partnership for Federal income tax purposes.

         Pursuant to Section 7704 of the Code, a publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations under Section 7704 provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market or the substantial equivalent thereof. Section 4.4 of the Limited Partnership Agreement permits transfers of Interests by the Limited Partners only in circumstances that will qualify for the private transfer safe harbor. However, Section 4.3 of the Limited Partnership Agreement permits transfers by the General Partner and Section 4.5 of the Limited Partnership Agreement provides for repurchase of Interests by the Fund which do not satisfy any of the safe harbors.

         The Regulations specifically provide, however, that the fact that a transfer of a partnership interest is not within one or more of the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof. In such case, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Under the "facts and circumstances test," interests in a partnership will be treated as readily tradeable on a secondary market or the substantial equivalent thereof if, taking into account all of the facts and circumstances, the partners are readily able to buy, sell or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. We believe that, while the Fund will not technically meet the safe harbors set forth in the Regulations with respect to the repurchase of Interests by the Fund pursuant to Section 4.5 of the Limited Partnership Agreement, based upon representations made to us by the General Partner on behalf of the Fund, the variation between such transfers and the safe harbor are not significant and should not cause the Interests to be treated as readily tradable on a secondary market or the substantial equivalent thereof. We believe that, under the "facts and circumstances" test, and based upon the anticipated operations of the Fund, representations provided to us by the General Partner on behalf of the Fund, as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund should not be readily tradeable on a secondary market or the substantial equivalent thereof.

         Based on the foregoing, we are of the opinion that the Fund should be treated as a partnership rather than an association or publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us in the preliminary Private Placement Memorandum included in the Registration Statement, and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any Placement Agent or dealer in connection with the registration and qualification of the Fund or its interests under the securities laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under the rules and regulations of the Securities and Exchange Commission.


                                  Very truly yours,



                                  /S/ Paul, Hastings, Janofsky & Walker, LLP
                                  Paul, Hastings, Janofsky & Walker, LLP

                                   Exhibit (r)

           Code of Ethics of Registrant and Van Wagoner Management LLC

                             VAN WAGONER FUNDS, INC.
                  VAN WAGONER PRIVATE OPPORTUNITIES FUND, L.P.
                      VAN WAGONER CAPITAL MANAGEMENT, INC.
                           VAN WAGONER MANAGEMENT LLC

                                 Code of Ethics


                    Amended effective as of January 12, 2001


I.       DEFINITIONS

         A. "Access person" means any director, officer or advisory person of a Van Wagoner Affiliate.

         B.       "Act" means the Investment Company Act of 1940, as amended.

         C.       "Adviser" means Van Wagoner Capital Management, Inc.

         D. "Advisory person" means: (i) any employee of the a Van Wagoner Affiliate or of any company in a control relationship to a Van Wagoner Affiliate, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by the Fund or the Partnership, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to a Van Wagoner Affiliate who obtains information concerning recommendations made to the Fund or the Partnership with regard to the purchase or sale of Covered Securities by the Fund or the Partnership.

         E. A Covered Security is "being considered for purchase or sale" when a recommendation to purchase or sell the Covered Security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

         F. "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of a security for purposes as such Act and the rules and regulations promulgated thereunder.

         G. "Compliance Officer" means the President of the Fund or such other person or entity designated by the Boards of Directors of the Fund and the Partnership to serve in such capacity and perform the services described herein.

         H. "Control" has the same meaning as that set forth in Section 2(a)(9) of the Act.

         I. "Covered Security" means a security as defined in Section 2(a)(36) of the Act, except that it does not include:

                           (i) Direct obligations of the Government of the United States;

                           (ii) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

                           (iii)    Shares   issued   by   open-end   registered
                                    investment companies.

         J. "Disinterested director" means a director of the Fund or the Partnership who is not an "interested person" of the Fund or the Partnership within the meaning of Section 2(a)(19) of the Act and the rules and regulations promulgated thereunder.

         K.       "Fund" means Van Wagoner Funds, Inc.

         L. "General Partner" means Van Wagoner Management LLC, which serves as the general partner of the Partnership.

         M. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

         N. "Investment personnel" means: (i) any employee of a Van Wagoner Affiliate or of any company in a control relationship to a Van Wagoner Affiliate who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund or the Partnership; and (ii) any natural person who controls a Van Wagoner Affiliate and who obtains information concerning recommendations made to the Fund or the Partnership regarding the purchase or sale of securities by the Fund or the Partnership.

         O. A "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to
                  Section 4(2) or Section 4(6) thereof or pursuant to Rule 504, Rule 505 or Rule 506 thereunder.

         P.       "Partnership"  means Van Wagoner Private  Opportunities  Fund,
                  L.P.

         Q. "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         R. "Van Wagoner Affiliates" means the Adviser, the Fund, the General Partner and the Partnership.

II.      APPROVAL OF CODE OF ETHICS

         A. The Board of Directors of the Fund and the Partnership, including a majority of the Disinterested directors, shall approve this Code of Ethics and any material changes thereto. Prior to approving this Code of Ethics and any material changes thereto, the Board of Directors must determine that this Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1(b) of the Act and shall receive a certification from the Adviser and the General Partner that it has adopted such procedures as are reasonably necessary to prevent access persons of the Adviser and the General Partner from violating this Code of Ethics.

         B.       No less  frequently  than  annually,  the  officers of the Van
                  Wagoner Affiliates shall furnish a report to the Board of Directors of the Fund and the Partnership:

                  1. Describing issues arising under the Code of Ethics since the last report to the Board of Directors, including, but not limited to, information about material violations of the Code of Ethics and sanctions imposed in response to such material violations. Such report shall also include a list of access persons under the Code of Ethics.

                  2. Certifying that the Van Wagoner Affiliates have adopted such procedures as are reasonably necessary to prevent access persons from violating the Code of Ethics.

         C. This Code of Ethics, the certifications required by Sections II.A. and II.B.(2), and the reports required by Sections II.B.(1) and Section V. shall be maintained by the Fund's and the Partnership's Administrator(s).

III.     EXEMPTED TRANSACTIONS

The prohibitions of Section IV of this Code of Ethics shall not apply to:

                  (a) Purchases or sales effected in any account over which the access person has no direct or indirect influence or control.

                  (b) Purchases or sales of Covered Securities which are not eligible for purchase or sale by any series of the Fund or by the Partnership; provided, however, that the prohibitions of Section IV.B of this Code of Ethics shall apply to such purchases and sales.

                  (c) Purchases or sales which are non-volitional on the part of any of the access person, the Fund or the Partnership.

                  (d) Purchases that are part of an automatic dividend reinvestment plan.

                  (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                  (f) Purchases or sales that receive the prior approval of the Board of Directors of the Fund and the Partnership because they are only remotely potentially harmful to the Fund and the Partnership because they would be very unlikely to affect a highly institutional market, or because they clearly are not related economically to the securities to be purchased, sold or held by the Fund and the Partnership.

IV.      PROHIBITED ACTIVITIES

         A. Except in a transaction exempted by Section III of this Code, no access person shall purchase or sell, directly or indirectly, any Covered Security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Fund or the Partnership or is being purchased or sold by the Fund or the Partnership.

         B. Except in a transaction exempted by Section III of this Code of Ethics, no access person (other than a Disinterested director) may purchase, directly or indirectly, any Covered Security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership (other than securities issued by entities that are permitted to co-invest with the Fund or the Partnership pursuant to an SEC exemptive order and securities purchased by such entities). Investment Personnel may purchase securities issued by entities that are permitted to co-invest with the Fund or the Partnership pursuant to an SEC exemptive order notwithstanding the fact that such securities may be issued in a Limited Offering and such entities may purchase securities in Limited Offerings or Initial Public Offerings.

         C. Except in a transaction exempted by Section III of this Code of Ethics, no access person (other than a Disinterested director) shall sell, directly or indirectly, any Covered Security in which he has any direct or indirect beneficial ownership (other than securities issued by entities that are permitted to co-invest with the Funds pursuant to an SEC exemptive order and securities sold by such entities) without first obtaining the prior written approval of the Compliance Officer.

         D. Except for service which began prior to December 31, 1995, no access person (other than a Disinterested Director) shall serve on the board of directors of publicly traded companies absent prior authorization of the Boards of Directors of the Fund and the Partnership. The Boards of Directors of the Fund and the Partnership may so authorize such board service only if it determines that such board service is consistent with the interests of the Fund and its shareholders and the Partnership and its limited partners.

V.       REPORTING AND COMPLIANCE PROCEDURES

         A. Except as provided in Section V.B. of this Code of Ethics, every access person shall report to the Fund and the Partnership the information described in Section V.C., Section V.D. and Section V.E. of this Code of Ethics. All reports shall be filed with the Compliance Officer.

         B.       1.       A   Disinterested   director   of  the  Fund  or  the
                           Partnership  need  not  make  a  report  pursuant  to
                           Section V.C. and V.E. of this Code of Ethics and need only report a transaction in a Covered Security pursuant to Section V.D. of this Code of Ethics if such Disinterested director, at the time of such transaction, knew or, in the ordinary course of fulfilling his official duties as a director of the Fund or the Partnership, should have known that, during the 15-day period immediately preceding the date of the transaction by the director, such Covered
                           Security was purchased or sold by the Fund or the Partnership or was being considered by the Adviser or the General Partner for purchase or sale by the Fund or the Partnership.

                  2. An access person need not make a report with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

                  3. An access person need not make a quarterly transaction report pursuant to Section V.D. of this Code of Ethics if the report would duplicate information contained in broker trade confirmations or account statements received by the Compliance Officer with respect to the access person in the time period required by Section V.D., provided that all of the information required by Section V.D. is contained in the broker trade confirmations or account statements or in the records of a Van Wagoner Affiliate. Every access person, except Disinterested directors, shall direct their brokers to supply to the Compliance Officer, on a timely basis, duplicate copies of confirmations of all personal securities transactions and of all account statements reflecting all personal securities transactions for all securities accounts.

         C. Every access person shall, no later than ten (10) days after the person becomes an access person, file an initial holdings report containing the following information:

                  1. The title, number of shares and principal amount of each Covered Security in which the access person had any direct or indirect beneficial ownership when the person becomes an access person;

                  2. The name of any broker, dealer or bank with whom the access person maintained an account in which any securities were held for the direct or indirect benefit of the access person; and

                  3. The date that the report is submitted by the access person.

         D. Every access person shall, no later than ten (10) days after the end of a calendar quarter, file a quarterly transaction report containing the following information:

                  1. With respect to any transaction during the quarter in a Covered Security in which the access person had any direct or indirect beneficial ownership:

                           (a) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (b)      The   nature  of  the   transaction   (i.e.,
                                    purchase,   sale  or  any   other   type  of
                                    acquisition or disposition);

                           (c) The price of the Covered Security at which the transaction was effected;

                           (d)      The name of the broker,  dealer or bank with
                                    or   through   whom  the   transaction   was
                                    effected; and

                           (e) The date that the report is submitted by the access person.

                  2. With respect to any account established by the access person in which any securities were held during the quarter for the direct or indirect benefit of the access person:

                           (a)      The name of the broker,  dealer or bank with
                                    whom  the  access  person   established  the
                                    account;

                           (b)      The date the account was established; and

                           (c) The date that the report is submitted by the access person.

         E. Every access person shall, no later than January 30 each year, file an annual holdings report containing the following information as of the preceding December 31:

                  1. The title, number of shares and principal amount of each Covered Security in which the access person had any direct or indirect beneficial ownership;

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                  2.       The name of any broker,  dealer or bank with whom the
                           access person maintains an account in which any securities are held for the direct or indirect benefit of the access person; and

                  3. The date that the report is submitted by the access person.

         F.       Any report  filed  pursuant to Section  V.C.,  Section V.D. or
                  Section V.E. of this Code of Ethics may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

         G. The Compliance Officer shall review all reports filed pursuant to Section V.C., Section V.D. or Section V.E. of this Code of Ethics. The Compliance Officer shall identify all access persons who are required to file reports pursuant to this
                  Section V of this Code of Ethics and must inform such access persons of their reporting obligation.

         H. Each year access persons shall certify to the Fund and the Partnership that (i) they have read and understand this Code of Ethics and recognize that they are subject thereto, and
                  (ii) they have complied with the requirements of this Code of Ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of this Code of Ethics.

         I. Compliance with this Code of Ethics does not relieve access persons of their obligations under any other code of ethics.

         J. It is the policy of the Van Wagoner Affiliates that no director, officer or employee may trade, either personally or on behalf of others, on material nonpublic information or communicate material non-public information in violation of the law. Attached to this Code of Ethics as Appendix A is a detailed discussion of such Insider Trading Policies and Procedures.

VI.      SANCTIONS

Upon discovering a violation of this Code of Ethics, the Board of Directors of the Fund or the Partnership, or the Adviser or the General Partner, as applicable, may impose such sanctions as it deems appropriate.

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